================================================================================
              As filed with the Securities and Exchange Commission
                                 on June 9, 2003
                      Registration No. 333-74295; 811-09253

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No. ___                                         [_]
     Post-Effective Amendment No. 58                                         [X]

                                       And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 59                                                        [X]

                                   ----------

                              WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)

                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 643-9691
                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)

                                 With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b), or

[_]  on _________ pursuant to Rule 485 (b)

[_]  60 days after filing pursuant to Rule 485(a)(1), or

[_]  on _________ pursuant to Rule 485(a)(1)

[_]  75 days after filing pursuant to Rule 485(a)(2), or

[_]  on ___________pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                             WELLS FARGO FUNDS TRUST
                             -----------------------
                              Cross Reference Sheet
                              ---------------------

Form N-1A Item Number
---------------------

Part A    Prospectus Captions
------    ----------------------------------------------------------------------

1         Front and Back Cover Pages
2         Objectives
          Principal Strategies
          Summary of Important Risks
3         Summary of Expenses
          Example of Expenses
4         Objectives
          Principal Strategies
          Summary of Important Risks
          See Individual Fund Summaries
          Additional Strategies and General Investment Risks
5         Not applicable
6         Organization and Management of the Funds
7         Your Account
          How to Buy Shares
          How to Sell Shares
          Income and Gain Distributions
          Taxes
8         Distribution Plan
9         See Individual Fund Summaries

Part B    Statement of Additional Information Captions
------    ----------------------------------------------------------------------

10        Cover Page and Table of Contents
11        Capital Stock
          Cover Page
12        Cover Page
          Investment Policies
          Additional Permitted Investment Activities and Associated Risks
13        Management
14        Capital Stock
15        Management
          Additional Purchase and Redemption Information
16        Portfolio Transactions
17        Capital Stock
18        Determination of Net Asset Value
          Additional Purchase and Redemption Information
19        Federal Income Taxes
20        Management
21        Performance Calculations
22        Financial Information

Part C    Other Information
------    ----------------------------------------------------------------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 58 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended June 30, 2002 for the Wells Fargo Montgomery Emerging Markets Focus Fund, Wells Fargo Montgomery Institutional Emerging Markets Fund, Wells Fargo Montgomery Mid Cap Growth Fund and Wells Fargo Montgomery Small Cap Fund of the Trust, and to make certain other non-material changes to the Trust's Registration Statement.

                                                        [LOGO] WELLS FARGO FUNDS

Wells Fargo Stock Funds

                   Prospectus

                   Wells Fargo Diversified Equity Fund

                   Wells Fargo Equity Income Fund

                   Wells Fargo Equity Index Fund

                   Wells Fargo Growth Fund

                   Wells Fargo Growth Equity Fund

                   Wells Fargo International Equity Fund

                   Wells Fargo Large Cap Appreciation Fund(SM)

                   Wells Fargo Large Company Growth Fund

                   Wells Fargo Montgomery Emerging Markets Focus Fund(SM)

                   Wells Fargo Montgomery Mid Cap Growth Fund(SM)

                   Wells Fargo Montgomery Small Cap Fund(SM)

                   Wells Fargo SIFE Specialized Financial Services Fund

                   Wells Fargo Small Cap Growth Fund

                   Wells Fargo Small Company Value Fund

                   Wells Fargo Specialized Health Sciences Fund(SM)

                   Wells Fargo Specialized Technology Fund(SM)

                   Class A, Class B, Class C

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                February 1, 2003
                                                         as amended June 9, 2003

                                              This page intentionally left blank
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Table of Contents                                                    Stock Funds
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Overview                          Objectives and Principal Strategies          4
                                  Summary of Important Risks                   8
Important summary information     Performance History                         12
about the Funds.                  Summary of Expenses                         30
                                  Key Information                             37

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The Funds                         Diversified Equity Fund                     38
                                  Equity Income Fund                          43
Important information about       Equity Index Fund                           47
the individual Funds.             Growth Fund                                 50
                                  Growth Equity Fund                          54
                                  International Equity Fund                   59
                                  Large Cap Appreciation Fund                 62
                                  Large Company Growth Fund                   64
                                  Montgomery Emerging Markets Focus Fund      68
                                  Montgomery Mid Cap Growth Fund              70
                                  Montgomery Small Cap Fund                   72
                                  SIFE Specialized Financial Services Fund    75
                                  Small Cap Growth Fund                       80
                                  Small Company Value Fund                    84
                                  Specialized Health Sciences Fund            86
                                  Specialized Technology Fund                 90
                                  Additional Strategies and
                                     General Investment Risks                 94
                                  Organization and Management of the Funds    99

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Your Investment                   A Choice of Share Classes                  104
                                  Reductions and Waivers of Sales Charges    108
How to open an account and        Exchanges                                  111
how to buy, sell and exchange     Your Account                               112
Fund shares.                         How to Buy Shares                       114
                                     How to Sell Shares                      117

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Reference                         Additional Services and Other Information  119
                                  Description of Master Portfolios           122
Additional information and term   Portfolio Managers                         124
definitions.                      Glossary                                   130

Stock Funds Overview
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See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

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FUND                        OBJECTIVE
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Diversified Equity Fund     Seeks long-term capital appreciation with moderate
                            annual return volatility.

Equity Income Fund          Seeks long-term capital appreciation and
                            above-average dividend income.

Equity Index Fund           Seeks to approximate the total rate of return of
                            substantially all common stocks comprising the S&P
                            500 Index.

Growth Fund                 Seeks long-term capital appreciation.

Growth Equity Fund          Seeks long-term capital appreciation with moderate
                            annual return volatility.

International Equity Fund   Seeks total return with an emphasis on long-term
                            capital appreciation.

Large Cap Appreciation      Seeks long-term capital appreciation.
Fund

Large Company Growth Fund   Seeks long-term capital appreciation.

Montgomery Emerging         Seeks long-term capital appreciation.
Markets Focus Fund

Montgomery Mid Cap          Seeks long-term capital appreciation.
Growth Fund

Montgomery Small Cap        Seeks long-term capital appreciation.
Fund

4 Stock Funds Prospectus

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     PRINCIPAL STRATEGIES
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     The Fund is a gateway fund that invests in five different equity investment styles--index, equity income, large company, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest in common stocks to replicate the Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses.

     We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Fund is a gateway fund that invests in three different equity investment styles--large company, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 6 master portfolios.

     We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

     The Fund is a gateway fund that invests in the common stocks of large
     U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above- average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap Index, which was $200 million to $14 billion as of March 31, 2003.

     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above- average growth potential. We principally invest in small-sized companies that have market capitalizations of less than $2 billion at the time of purchase.

                                                        Stock Funds Prospectus 5

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See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

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FUND                        OBJECTIVE
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SIFE Specialized            Seeks long-term capital appreciation.
Financial Services Fund

Small Cap Growth Fund       Seeks long-term capital appreciation.

Small Company Value Fund    Seeks long-term capital appreciation.

Specialized Health          Seeks long-term capital appreciation.
Sciences Fund

Specialized Technology      Seeks long-term capital appreciation.
Fund

6 Stock Funds Prospectus

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     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real-estate related companies, leasing companies, and consumer and industrial finance companies). In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios such as default rates, credit quality, and interest rate spreads.

     We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small capitalization range that is expected to change frequently.

     The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     We invest principally in equity securities of health sciences companies based in at least three countries, including the United States. We define health sciences companies as those with revenues primarily generated by health care, medicine, and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. We concentrate the Fund's investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

     We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

                                                        Stock Funds Prospectus 7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 38;

..    the "Additional Strategies and General Investment Risks" section beginning on page 94; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

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COMMON RISKS FOR THE FUNDS
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Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments

Certain Funds make foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8 Stock Funds Prospectus

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FUND                        SPECIFIC RISKS
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                            The Fund is primarily subject to the risks
                            described under "Common Risks for the Funds" on
                            page 8. Stocks selected for their dividend income
                            may be more sensitive to interest rate changes
Diversified Equity Fund     than other stocks. Stocks of small and
                            medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

                            The Fund is primarily subject to the "Equity
                            Securities" risks described under "Common Risks for
Equity Income Fund          the Funds" on page 8. Stocks selected for their
                            dividend yields may be more sensitive to interest rate changes than other stocks.

                            The Fund is primarily subject to the "Equity
                            Securities" risks described under "Common Risks for
                            the Funds" on page 8. We attempt to match as closely
                            as possible the performance of the S&P 500
Equity Index Fund           Index. Funds that track the performance of an index
                            do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

                            The Fund is primarily subject to the "Equity
Growth Fund                 Securities" and "Foreign Investments" risks
                            described under "Common Risks for the Funds" on page 8.

                            The Fund is primarily subject to the risks
                            described under "Common Risks for the Funds" on
                            page 8. Fund assets that track the performance of
Growth Equity Fund          an index do so whether the index rises or falls.
                            Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

                            The Fund is primarily subject to the "Equity
International Equity Fund   Securities" and "Foreign Investments" risks
                            described under "Common Risks for the Funds" on page 8.

                            The Fund is primarily subject to the "Equity
Large Cap Appreciation      Securities" risks described under "Common Risks for
Fund                        the Funds" on page 8.

                            The Fund is primarily subject to the "Equity
                            Securities" and "Foreign Investments" risks
Large Company Growth Fund   described under "Common Risks for the Funds" on
                            page 8.

                                                        Stock Funds Prospectus 9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                        SPECIFIC RISKS
--------------------------------------------------------------------------------
                            The Fund is primarily subject to the "Equity
                            Securities" and "Foreign Investment" risks
                            described under "Common Risks for the Funds" on
                            page 8. The Fund invests principally in emerging
                            market securities. Stock markets in emerging market
                            countries tend to be much more volatile than the
                            U.S. stock market due to their relative immaturity
                            and periods of instability. In the past, many
                            emerging markets restricted the flow of money into
                            or out of their stock markets and some continue to
Montgomery Emerging         impose restrictions on foreign investors. Also, the
Markets Focus Fund          economies of emerging market countries may be
                            predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

                            The Fund is primarily subject to the "Equity
                            Securities" risks described under "Common Risks
                            for the Funds" on page 8. Stocks of medium-sized
                            companies maybe more volatile and less liquid, in
Montgomery Mid Cap          part because the issuers may be more vulnerable to
Growth Fund                 adverse business or economic events, than the
                            stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

                            The Fund is primarily subject to the "Equity
                            Securities" risks described under "Common Risks for
SIFE Specialized            the Funds" on page 8. The Fund concentrates its
Financial Services Fund     investments in the financial services sector, and
                            therefore will be more susceptible than more diversified funds to market and other conditions affecting this single group of industries.

                            The Fund is primarily subject to the "Equity
                            Securities" and "Small Company Securities" risks
Montgomery Small Cap        described under "Common Risks for the Funds" on
Fund                        page 8. Our active trading investment strategy
                            results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

10 Stock Funds Prospectus

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FUND                        SPECIFIC RISKS
--------------------------------------------------------------------------------
                            The Fund is primarily subject to the risks
                            described under "Common Risks for the Funds" on
Small Cap Growth Fund       page 8. Our active trading investment strategy
                            results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

                            The Fund is primarily subject to the "Equity
                            Securities" and "Small Company Securities" risks
Small Company Value Fund    described under "Common Risks for the Funds" on
                            page 8.

                            The Funds are primarily subject to the risks
                            described under "Common Risks for the Funds" on
                            page 8. The Funds are considered to be
                            non-diversified because they invest a relatively
                            high percentage of their assets in a limited
                            number of issuers. The Funds also concentrate their
Specialized Health          investments in stocks of particular sectors of the
Sciences Fund and           economy. Non-diversified and concentrated funds are
Specialized                 more susceptible to financial, market or economic
Technology Fund             events affecting the particular issuers and
                            industry sectors in which they invest. For the Specialized Technology Fund, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

                                                       Stock Funds Prospectus 11

Performance History
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     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo SIFE Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The Wells Fargo Montgomery Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The Wells Fargo Montgomery Small Cap Fund was organized as the successor fund to the Montgomery Small Cap Fund. The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Mid Cap Growth Fund, which was renamed the Wells Fargo Montgomery Mid Cap Growth Fund. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical performance information shown for each successor fund for periods prior to each Fund's reorganization date reflects the historical information for its predecessor.

     The performance information shown for the Small Company Value Fund reflects the performance of the Small Company Value Master Portfolio in which the Fund invests.

     Diversified Equity Fund Class A Calendar Year Returns/2/*

     [GRAPH]

     '93    12.14%
     '94     0.83%
     '95    30.94%
     '96    20.47%
     '97    25.68%
     '98    22.35%
     '99    20.44%
     '00    (1.89)%
     '01   (12.68)%
     '02   (22.12)%

     Best Qtr.: Q4 '98 . 19.88%    Worst Qtr.: Q3 '02 . (19.40)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

12 Stock Funds Prospectus

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                       1 year    5 years   10 years
                                                         ------    -------   --------
     Class A Returns Before Taxes (Incept. 5/2/96)/2/    (26.60)%  (1.51)%     7.58%
     Class A Returns After Taxes on Distributions        (26.69)%  (2.45)%     6.68%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                          (16.33)%  (1.16)%     6.27%
     Class B Returns Before Taxes (Incept. 5/6/96)/2/    (26.58)%  (1.42)%     7.42%
     Class C Returns Before Taxes (Incept. 10/1/98)/2/   (24.26)%  (1.23)%     7.34%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/3/                            (22.09)%  (0.58)%     9.34%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/  S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 13

Performance History
--------------------------------------------------------------------------------

     Equity Income Fund Class A Calendar Year Returns/2/*

     [GRAPH]

     '93     7.63%
     '94     4.64%
     '95    38.43%
     '96    20.25%
     '97    28.07%
     '98    17.82%
     '99     8.27%
     '00     1.64%
     '01    (5.67)%
     '02   (19.89)%

     Best Qtr.: Q4 '98 . 15.68%   Worst Qtr.: Q3 '02 . (20.85)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                       1 year    5 years   10 years
                                                         ------    -------   --------
     Class A Returns Before Taxes (Incept. 5/2/96)/2/    (24.50)%  (1.58)%     8.29%
     Class A Returns After Taxes on Distributions        (26.11)%  (2.75)%     7.34%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                          (13.91)%  (1.37)%     6.79%
     Class B Returns Before Taxes (Incept. 5/2/96)/2/    (24.13)%  (1.48)%     8.12%
     Class C Returns Before Taxes (Incept. 10/1/98)/2/   (21.95)%  (1.36)%     8.01%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/3/                            (22.09)%  (0.58)%     9.34%
     Russell 1000 Value Index (reflects no deduction
        for fees, expenses or taxes)                     (15.52)%   1.16%     10.80%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/  S&P 500 is a registered trademark of Standard & Poor's.

14 Stock Funds Prospectus

     Equity Index Fund Class A Calendar Year Returns/1/*

     [GRAPH]

     '93     8.91%
     '94     0.42%
     '95    35.99%
     '96    21.66%
     '97    31.89%
     '98    27.67%
     '99    20.12%
     '00    (9.71)%
     '01   (12.38)%
     '02   (22.59)%

     Best Qtr.: Q4 '98 . 21.00%   Worst Qtr.: Q3 '02 . (17.38)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average annual total returns/2/
     for the period ended 12/31/02                       1 year    5 years   10 years
                                                         ------    -------   --------
     Class A Returns Before Taxes (Incept. 1/25/84)/1/   (27.04)%  (2.41)%     7.76%
     Class A Returns After Taxes on Distributions        (28.02)%  (4.07)%     6.15%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                          (16.04)%  (1.66)%     6.30%
     Class B Returns Before Taxes (Incept. 2/17/98)/3/   (26.84)%  (2.26)%     7.71%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/4/                            (22.09)%  (0.58)%     9.34%

     /1/ Performance shown for periods prior to December 15, 1997 reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Fund.
     /2/  Returns reflect applicable sales charges.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /4/  S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 15

Performance History
--------------------------------------------------------------------------------

     Growth Fund Class A Calendar Year Returns*

     [GRAPH]

     '93     8.44%
     '94    (0.29)%
     '95    28.90%
     '96    21.72%
     '97    19.05%
     '98    29.16%
     '99    21.90%
     '00   (13.86)%
     '01   (18.88)%
     '02   (26.30)%

     Best Qtr.: Q4 '98 . 23.40%   Worst Qtr.: Q3 '01 . (17.30)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                      1 year    5 years   10 years
                                                        ------    -------   --------
     Class A Returns Before Taxes (Incept. 8/2/90)      (30.56)%  (5.35)%    4.37%
     Class A Returns After Taxes on Distributions       (30.56)%  (7.23)%    2.22%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                         (18.76)%  (3.41)%    3.65%
     Class B Returns Before Taxes (Incept. 1/1/95)/2/   (30.43)%  (5.14)%    4.31%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/3/                           (22.09)%  (0.58)%    9.34%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /3/  S&P 500 is a registered trademark of Standard and Poor's.

16 Stock Funds Prospectus

     Growth Equity Fund Class A Calendar Year Returns/2/*

     [GRAPH]

     '93    19.75%
     '94    (1.38)%
     '95    24.87%
     '96    18.78%
     '97    20.09%
     '98    16.50%
     '99    25.66%
     '00    (0.31)%
     '01   (14.45)%
     '02   (21.72)%

     Best Qtr.: Q4 '99 . 19.99%   Worst Qtr.: Q3 '02 . (20.25)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                       1 year    5 years   10 years
                                                         ------    -------   --------
     Class A Returns Before Taxes (Incept. 5/2/96)/2/    (26.22)%  (1.63)%     6.84%
     Class A Returns After Taxes on Distributions        (26.22)%  (3.50)%     5.17%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                          (16.10)%  (1.19)%     5.53%
     Class B Returns Before Taxes (Incept. 5/6/96)/2/    (26.24)%  (1.47)%     6.67%
     Class C Returns Before Taxes (Incept. 10/1/98)/2/   (23.88)%  (1.25)%     6.65%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/3/                            (22.09)%  (0.58)%     9.34%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/  S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 17

Performance History
--------------------------------------------------------------------------------

     International Equity Fund Class A Calendar Year Returns*

     [GRAPH]

     '98    16.03%
     '99    51.16%
     '00   (13.20)%
     '01   (18.37)%
     '02   (23.28)%

     Best Qtr.: Q4 '99 . 33.55%   Worst Qtr.: Q3 '02 . (21.81)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                       Life of
     for the period ended 12/31/02                      1 year   5 years    Fund
                                                        ------   -------   -------
     Class A Returns Before Taxes (Incept. 9/24/97)     (27.70)% (2.11)%   (2.63)%
     Class A Returns After Taxes on Distributions       (27.70)% (2.28)%   (2.79)%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                         (17.01)% (1.64)%   (2.04)%
     Class B Returns Before Taxes (Incept. 9/24/97)     (27.68)% (2.03)%   (2.41)%
     Class C Returns Before Taxes (Incept. 4/1/98)/2/   (25.32)% (1.85)%   (2.41)%
     MSCI/EAFE Index (reflects no deduction for
        fees, expenses or taxes)/3/                     (15.94)% (2.89)%   (4.25)%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.
     /3/ Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

18 Stock Funds Prospectus

     Large Cap Appreciation Fund Class A Calendar Year Returns*

     [GRAPH]

     '02   (23.81)%

     Best Qtr.: Q4 '02 . 1.99%   Worst Qtr.: Q3 '02 . (16.05)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                    Life of
     for the period ended 12/31/02                            1 year     Fund
                                                              ------    -------
     Class A Returns Before Taxes (Incept. 8/31/01)           (28.19)%  (21.51)%
     Class A Returns After Taxes on Distributions             (28.19)%  (21.51)%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                               (17.31)%  (17.06)%
     Class B Returns Before Taxes (Incept. 8/31/01)           (28.16)%  (21.04)%
     Class C Returns Before Taxes (Incept. 8/31/01)           (25.88)%  (19.20)%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/2/                                 (22.09)%  (15.99)%

     /1/  Returns reflect applicable sales charges.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 19

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Class A Calendar Year Returns/2/*

     [GRAPH]

     '93    (0.36)%
     '94    (1.07)%
     '95    29.24%
     '96    25.11%
     '97    33.35%
     '98    47.97%
     '99    32.96%
     '00    (3.81)%
     '01   (21.78)%
     '02   (28.24)%

     Best Qtr.: Q4 '98 . 31.61%   Worst Qtr.: Q1 '01 . (22.88)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                         1 year    5 years   10 years
                                                           ------    -------   --------
     Class A Returns Before Taxes (Incept. 10/1/98)/2/     (32.36)%   0.02%      7.84%
     Class A Returns After Taxes on Distributions          (32.36)%  (0.20)%     7.50%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                            (19.87)%   0.13%      6.65%
     Class B Returns Before Taxes (Incept. 10/1/98)/2/     (32.20)%   0.26%      7.78%
     Class C Returns Before Taxes (Incept. 11/8/99)/3/     (30.04)%   0.44%      7.67%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/4/                              (22.09)%  (0.58)%     9.34%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.
     /4/  S&P 500 is a registered trademark of Standard and Poor's.

20 Stock Funds Prospectus

     Montgomery Emerging Markets Focus Fund Class A Calendar Year Returns*/2/

     [GRAPH]

     '98   (21.26)%
     '99   121.02%
     '00   (17.66)%
     '01    (3.54)%
     '02    (5.54)%

     Best Qtr.: Q4 '99 . 43.97%   Worst Qtr.: Q3 '01 . (22.82)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2003 was (5.42)%.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                          Life of
     for the period ended 12/31/02                        1 year    5 years     Fund
                                                          ------    -------   -------
     Class A Returns Before Taxes (Incept. 10/31/01)/2/   (10.97)%   5.49%      5.49%
     Class A Returns After Taxes on Distributions         (10.98)%   5.13%      5.13%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                            (6.74)%   4.30%      4.30%
     Class B Returns Before Taxes (Incept. 10/31/01)/2/   (10.47)%   5.05%      5.05%
     Class C Returns Before Taxes (Incept. 10/31/01)/2/    (8.20)%   4.41%      4.41%
     MSCI Emerging Markets Free Index (reflects no
        deduction for fees, expenses or taxes)/3/          (7.12)%   1.32%      1.32%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Fund's Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor Montgomery Emerging Markets Focus Fund, adjusted to reflect applicable sales charges. Performance shown for periods prior to the inception of each class reflects the performance of the predecessor fund's Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on December 31, 1997.
     /3/  Morgan Stanley Capital International Emerging Markets Free Index.

                                                       Stock Funds Prospectus 21

Performance History
--------------------------------------------------------------------------------

     Montgomery Mid Cap Growth Fund Class A Calendar Year Returns*/2/

     [GRAPH]

     '95    28.63%
     '96    19.12%
     '97    27.05%
     '98     7.94%
     '99    18.83%
     '00    14.60%
     '01   (23.94)%
     '02   (28.55)%

     Best Qtr.: Q4 '99 . 32.68%   Worst Qtr.: Q3 '01 . (21.96)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2003 was (0.49)%.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                           Life
     for the period ended 12/31/02                        1 year    5 years   of Fund
                                                          ------    -------   -------
     Class A Returns Before Taxes (Incept. 12/30/94)/2/   (32.12)%  (4.58)%    5.67%
     Class A Returns After Taxes on Distributions         (32.12)%  (7.46)%    3.18%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                           (19.72)%  (2.99)%    4.99%
     Class B Returns Before Taxes (Incept. 06/09/03)/3/   (32.66)%  (5.30)%    4.89%
     Class C Returns Before Taxes (Incept. 06/09/03)/3/   (30.50)%  (5.29)%    4.76%
     Russell Midcap Growth Index (reflects no
        deduction for fees, expenses or taxes)            (27.41)%  (1.82)%    7.42%
     Russell 2000 Index (reflects no deduction
        for fees, expenses or taxes)                      (20.48)%  (1.36)%    7.21%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Class A shares reflects the performance of the predecessor fund's Class R shares adjusted for the applicable sales charges.
     /3/ Performance shown reflects the performance of the predecessor fund's Class R shares adjusted to reflect this Class's fees and expenses.

22 Stock Funds Prospectus

     Montgomery Small Cap Fund Class A Calendar Year Returns*/2/

     [GRAPH]

     '93    24.31%
     '94    (9.96)%
     '95    35.12%
     '96    18.69%
     '97    23.86%
     '98    (7.93)%
     '99    55.81%
     '00   (25.14)%
     '01   (12.65)%
     '02   (29.51)%

     Best Qtr.: Q4 '99 . 47.31%   Worst Qtr.: Q3 '98 . (32.37)%

     * Returns do not reflect sales charges. If they did, returns would be lower. The performance through Fund's year-to-date March 31, 2003 was (1.92)%.

     The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                        1 year    5 years   10 years
                                                          ------    -------   --------
     Class A Returns Before Taxes (Incept. 07/13/90)/2/   (33.56)%   (9.02)%    3.32%
     Class A Returns After Taxes on Distributions         (33.56)%  (10.94)%    0.65%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                           (20.61)%   (6.33)%    2.68%
     Class B Returns Before Taxes (Incept. 06/09/03)/3/   (33.56)%   (8.84)%    3.16%
     Class C Returns Before Taxes (Incept. 06/09/03)/3/   (30.74)%   (8.62)%    3.16%
     Russell 2000 Index (reflects no deduction for
        fees,expenses or taxes)                           (20.48)%   (1.36)%    7.15%
     Russell 2000 Growth Index (reflects no
        deduction for fees, expenses or taxes)            (30.26)%   (6.59)%    2.62%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Class A shares reflects the performance of the predecessor fund's Class R shares adjusted for the applicable sales charges. The predecessor fund's Class R is the accounting survivor of the reorganization of the Montgomery Small Cap Fund's Class P and Class R into the Fund's Class A.
     /3/ Performance shown reflects the performance of the predecessor fund's Class R shares adjusted to reflect this Class's fees and expenses.

                                                       Stock Funds Prospectus 23

Performance History
--------------------------------------------------------------------------------

     SIFE Specialized Financial Services Fund Class A Calendar Year Returns/2/*

     '93     9.33%
     '94    (1.52)%
     '95    49.92%
     '96    27.36%
     '97    44.79%
     '98     5.14%
     '99    (8.45)%
     '00    20.95%
     '01    (2.89)%
     '02   (13.69)%

     Best Qtr.: Q4 '98 . 19.60%   Worst Qtr.: Q3 '98 . (18.15)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/02                       1 year    5 years   10 years
                                                         ------    -------   --------
     Class A Returns Before Taxes (Incept. 7/2/62)/2/    (18.65)%  (1.66)%    10.59%
     Class A Returns After Taxes on Distributions        (22.30)%  (3.93)%     7.50%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                           (8.22)%  (1.47)%     7.94%
     Class B Returns Before Taxes (Incept. 5/1/97)/3/    (17.81)%  (1.71)%    10.26%
     Class C Returns Before Taxes (Incept. 5/1/97)/3/    (15.96)%  (1.73)%    10.13%
     S&P 500 Index (reflects no deduction for
        fees, expenses or taxes)/4/                      (22.09)%  (0.58)%     9.34%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Class A shares reflects the performance of the predecessor portfolio's Class A-I shares. The predecessor Class A-I is the accounting survivor of the reorganization of the SIFE Trust Fund Class A-I and Class A-II into the Fund's Class A. The Fund's inception date was July 2, 1962.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /4/  S&P 500 is a registered trademark of Standard & Poor's.

24 Stock Funds Prospectus

     Small Cap Growth Fund Class A Calendar Year Returns/2/*

     '95    69.10%
     '96    20.89%
     '97    11.09%
     '98    (5.97)%
     '99   118.70%
     '00   (23.35)%
     '01   (24.69)%
     '02   (39.00)%

     Best Qtr.: Q4 '99 . 63.42%   Worst Qtr.: Q1 '01 . (31.56)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                            Life
     for the period ended 12/31/02                        1 year    5 years   of Fund
                                                          ------    -------   --------
     Class A Returns Before Taxes (Incept. 9/16/96)/2/    (42.51)%   (7.36)%   6.21%
     Class A Returns After Taxes on Distributions         (42.51)%  (10.26)%   3.74%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                           (26.10)%   (6.06)%   4.71%

     Class B Returns Before Taxes (Incept. 9/16/96)/2/    (42.52)%   (7.20)%   6.24%
     Class C Returns Before Taxes (Incept. 12/15/97)/3/   (40.73)%   (7.16)%   6.10%
     Russell 2000 Index (reflects no deduction for
        fees, expenses or taxes)                          (20.48)%   (1.36)%   3.58%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for this Class for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio which incepted on November 1, 1994, with the same investment objective and policies as the Stagecoach Small Cap Fund adjusted to reflect this Class's fees and expenses. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations, and other restrictions which, if applicable, may have adversely affected performance.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.

                                                       Stock Funds Prospectus 25

Performance History

     Small Company Value Fund Class A Calendar Year Returns/2/*

     [GRAPH]

     '98   (9.39)%
     '99    0.45%
     '00   26.53%
     '01   12.92%
     '02   (6.46)%

     Best Qtr.: Q2 '99 . 17.08%   Worst Qtr.: Q3 '02 . (24.93)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                           Life
     for the period ended 12/31/02                       1 year    5 years   of Fund
                                                         ------    -------   -------
     Class A Returns Before Taxes (Incept. 1/31/02)/2/   (11.83)%   2.75%      6.64%
     Class A Returns After Taxes on Distributions        (11.85)%   2.75%      6.64%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                           (7.27)%   2.22%      5.46%
     Class B Returns Before Taxes (Incept. 1/31/02)/2/   (11.86)%   2.83%      6.83%
     Class C Returns Before Taxes (Incept. 8/30/02)/2/    (9.10)%   2.93%      6.72%
     Russell 2000 Index (reflects no deduction for
        fees, expenses or taxes)                         (20.48)%  (1.36)%   (19.65)%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception of this Class reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

26 Stock Funds Prospectus

     Specialized Health Sciences Fund Class A Calendar Year Returns*

     '02   (26.03)#

     Best Qtr.: Q4 '02 . 0.77%   Worst Qtr.: Q2 '02 . (16.96)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                              Life
     for the period ended 12/31/02                    1 year    of Fund
                                                      ------    -------
     Class A Returns Before Taxes (Incept. 4/2/01)    (30.29)%  (15.64)%
     Class A Returns After Taxes on Distributions     (30.29)%  (15.64)%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                       (18.60)%  (12.35)%
     Class B Returns Before Taxes (Incept. 4/2/01)    (30.23)%  (15.37)%
     Class C Returns Before Taxes (Incept. 4/2/01)    (27.95)%  (13.88)%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/2/                         (22.09)%  (13.31)%

     /1/  Returns reflect applicable sales charges.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 27

Performance History
--------------------------------------------------------------------------------

     Specialized Technology Fund Class A Calendar Year Returns*

     '01   (38.36)%
     '02   (41.33)%

     Best Qtr.: Q4 '01 . 39.40%   Worst Qtr.: Q1 '01 . (32.80)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                        Life
     for the period ended 12/31/02                               1 year    of Fund
                                                                 ------    -------
     Class A Returns Before Taxes (Incept. 9/18/00)              (44.74)%  (47.16)%
     Class A Returns After Taxes on Distributions                (44.74)%  (47.16)%
     Class A Returns After Taxes on Distributions
        and Sale of Fund Shares                                  (27.47)%  (34.05)%
     Class B Returns Before Taxes (Incept. 9/18/00)              (44.64)%  (46.87)%
     Class C Returns Before Taxes (Incept. 9/18/00)              (42.86)%  (46.39)%
     S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)/2/                                    (22.09)%  (19.70)%

     /1/  Returns reflect applicable sales charges.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

28 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                                  All Funds
                                                           except for the Montgomery Emerging Markets Focus Fund
                                                           -----------------------------------------------------
                                                                         CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                   5.75%      None      1.00%

Maximum deferred sales charge (load) (as a percentage of
   the Net Asset Value ("NAV") at purchase)                              None/1/    5.00%     1.00%

Redemption Fee                                                           None       None      None
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/2/
--------------------------------------------------------------------------------

                                            Diversified Equity             Equity Income
                                                   Fund                         Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                         0.88%     0.88%     0.88%     0.75%     0.75%     0.75%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                       0.70%     0.76%     0.50%     0.61%     0.68%     0.62%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.58%     2.39%     2.13%     1.36%     2.18%     2.12%
------------------------------------------------------------------------------------------------
Fee Waivers                             0.33%     0.39%     0.13%     0.26%     0.33%     0.27%
------------------------------------------------------------------------------------------------
NET EXPENSES/5/                         1.25%     2.00%     2.00%     1.10%     1.85%     1.85%
------------------------------------------------------------------------------------------------

                                               International                   Large Cap
                                                Equity Fund                Appreciation Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                         1.00%     1.00%     1.00%     0.70%     0.70%     0.70%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                       0.96%     1.31%     1.21%     5.78%     7.00%     6.92%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.96%     3.06%     2.96%     6.48%     8.45%     8.37%
------------------------------------------------------------------------------------------------
Fee Waivers                             0.46%     0.81%     0.71%     5.23%     6.45%     6.37%
------------------------------------------------------------------------------------------------
NET EXPENSES/5/                         1.50%     2.25%     2.25%     1.25%     2.00%     2.00%
------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
/3/ Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee by the is retained Fund.

30 Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

                                                               Montgomery Emerging
                                                                Markets Focus Fund
                                                           ---------------------------
                                                           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                     5.75%      None      1.00%

Maximum deferred sales charge (load) (as a percentage of
   the Net Asset Value ("NAV") at purchase)                None/1/    5.00%     1.00%

Redemption Fee                                             2.00%/3/   None      None
--------------------------------------------------------------------------------------

                                          Equity Index           Growth              Growth Equity
                                              Fund                Fund                    Fund
                                       -------------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------------------------------------
Management Fees                         0.25%     0.25%     0.75%     0.75%     1.05%     1.05%     1.05%
Distribution (12b-1) Fees               0.00%     0.75%     0.00%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                       0.74%     0.97%     0.95%     1.19%     0.83%     0.83%     0.94%
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    0.99%     1.97%     1.70%     2.69%     1.88%     2.63%     2.74%
----------------------------------------------------------------------------------------------------------
Fee Waivers                             0.32%     0.56%     0.45%     0.69%     0.38%     0.38%     0.49%
----------------------------------------------------------------------------------------------------------
NET EXPENSES/5/                         0.67%     1.41%     1.25%     2.00%     1.50%     2.25%     2.25%
----------------------------------------------------------------------------------------------------------

                                               Large Company             Montgomery Emerging            Montgomery Mid Cap
                                                Growth Fund               Markets Focus Fund               Growth Fund
                                       ---------------------------------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------
Management Fees                         0.75%     0.75%     0.75%     1.10%     1.10%     1.10%     0.75%     0.75%     0.75%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%     0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                       0.70%     0.96%     0.78%     0.94%     0.94%     0.94%     0.75%     0.75%     0.75%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.45%     2.46%     2.28%     2.04%     2.79%     2.79%     1.50%     2.25%     2.25%
------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                             0.25%     0.51%     0.33%     0.14%     0.14%     0.14%     0.05%     0.05%     0.05%
------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/5/                         1.20%     1.95%     1.95%     1.90%     2.65%     2.65%     1.45%     2.20%     2.20%
------------------------------------------------------------------------------------------------------------------------------

/4/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses for the Montgomery Emerging Markets Focus and Montgomery Mid Cap Growth Funds are based on estimated amounts for the current fiscal year.
/5/ The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

                                                       Stock Funds Prospectus 31

Stock Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                           Montgomery Small Cap       SIFE Specialized Financial
                                                   Fund                     Services Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                         0.90%     0.90%     0.90%     0.95%     0.95%     0.95%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/2/                       0.80%     0.82%     0.82%     0.51%     0.78%     1.04%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.70%     2.47%     2.47%     1.46%     2.48%     2.74%
------------------------------------------------------------------------------------------------
Fee Waivers                             0.30%     0.32%     0.32%     0.11%     0.38%     0.64%
------------------------------------------------------------------------------------------------
NET EXPENSES/3/                         1.40%     2.15%     2.15%     1.35%     2.10%     2.10%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                           Specialized Health               Specialized
                                             Sciences Fund                Technology Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                         0.95%     0.95%     0.95%     1.05%     1.05%     1.05%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/2/                       0.97%     1.17%     1.33%     1.42%     1.66%     1.36%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.92%     2.87%     3.03%     2.47%     3.46%     3.16%
------------------------------------------------------------------------------------------------
Fee Waivers                             0.27%     0.47%     0.63%     0.72%     0.96%     0.66%
------------------------------------------------------------------------------------------------
NET EXPENSES/3/                         1.65%     2.40%     2.40%     1.75%     2.50%     2.50%
------------------------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Montgomery Small Cap Fund and the Class C shares of the Small Company Value Fund are based on estimated amounts for the current fiscal year.
/3/ The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's, except the SIFE Specialized Financial Services Fund's, net operating expense ratio shown. For the SIFE Specialized Financial Services Fund, the adviser has committed through February 24, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

32 Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                 Small Cap                 Small Company
                                                Growth Fund                  Value Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                         0.90%     0.90%     0.90%     0.90%     0.90%     0.90%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/2/                       0.84%     1.39%     1.01%     1.42%     1.81%     1.25%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.74%     3.04%     2.66%     2.32%     3.46%     2.90%
------------------------------------------------------------------------------------------------
Fee Waivers                             0.29%     0.84%     0.46%     0.87%     1.26%     0.70%
------------------------------------------------------------------------------------------------
NET EXPENSES/3/                         1.45%     2.20%     2.20%     1.45%     2.20%     2.20%
------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 33

Stock Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------------------------------------------------------------------------
                Diversified Equity              Equity Income             Equity Index          Growth
                      Fund                          Fund                     Fund                Fund
           -------------------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS A   CLASS B
------------------------------------------------------------------------------------------------------------
 1 YEAR     $  695    $  703    $  401    $  681    $  688    $  386    $  640    $  644    $  695    $  703
 3 YEARS    $1,015    $1,008    $  748    $  957    $  950    $  732    $  842    $  864    $1,039    $1,070
 5 YEARS    $1,357    $1,440    $1,221    $1,253    $1,339    $1,203    $1,061    $1,211    $1,405    $1,564
10 YEARS    $2,319    $2,400    $2,527    $2,095    $2,181    $2,506    $1,691    $1,875    $2,433    $2,618
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                  Large Company               Montgomery Emerging           Montgomery Mid Cap
                   Growth Fund                Markets Focus Fund               Growth Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  690    $  698    $  396    $  757    $  768    $  465    $  714    $  723    $  421
 3 YEARS    $  984    $1,018    $  774    $1,165    $1,152    $  943    $1,017    $  998    $  792
 5 YEARS    $1,299    $1,465    $1,278    $1,598    $1,662    $1,547    $1,342    $1,400    $1,288
10 YEARS    $2,190    $2,389    $2,664    $2,797    $2,845    $3,177    $2,259    $2,304    $2,655
--------------------------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

------------------------------------------------------------------------------------------------------------
                Diversified Equity              Equity Income             Equity Index          Growth
                      Fund                          Fund                     Fund                Fund
           -------------------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS A   CLASS B
------------------------------------------------------------------------------------------------------------
 1  YEAR    $  695    $  203    $  301    $  681    $  188    $  286    $  640    $  144    $  695   $  203
 3  YEARS   $1,015    $  708    $  748    $  957    $  650    $  732    $  842    $  564    $1,039   $  770
 5  YEARS   $1,357    $1,240    $1,221    $1,253    $1,139    $1,203    $1,061    $1,011    $1,405   $1,364
10  YEARS   $2,319    $2,400    $2,527    $2,095    $2,181    $2,506    $1,691    $1,875    $2,433   $2,618
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                  Large Company               Montgomery Emerging           Montgomery Mid Cap
                   Growth Fund                Markets Focus Fund               Growth Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  690    $  198    $  296    $  757    $  268    $  365    $  714    $  233    $  321
 3 YEARS    $  984    $  718    $  774    $1,165    $  852    $  943    $1,017    $  698    $  792
 5 YEARS    $1,299    $1,265    $1,278    $1,598    $1,462    $1,547    $1,342    $1,200    $1,288
10 YEARS    $2,190    $2,389    $2,664    $2,797    $2,845    $3,177    $2,259    $2,304    $2,655
--------------------------------------------------------------------------------------------------

34 Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                   Growth Equity                International                   Large Cap
                       Fund                      Equity Fund                Appreciation Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  719    $  728    $  426    $  719    $  728    $  426    $  695    $  703    $  401
 3 YEARS    $1,097    $1,081    $  896    $1,113    $1,169    $  940    $1,944    $2,184    $1,951
 5 YEARS    $1,499    $1,561    $1,492    $1,531    $1,735    $1,580    $3,156    $3,651    $3,492
10 YEARS    $2,620    $2,668    $3,104    $2,694    $2,937    $3,298    $6,032    $6,498    $6,911
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
               Montgomery Small Cap       SIFE Specialized Financial           Small Cap
                       Fund                     Services Fund                 Growth Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  709    $  718    $  416    $  705    $  713    $  411    $  714    $  723    $  421
 3 YEARS    $1,052    $1,039    $  832    $1,000    $1,036    $  882    $1,065    $1,160    $  875
 5 YEARS    $1,418    $1,487    $1,374    $1,317    $1,486    $1,479    $1,439    $1,723    $1,455
10 YEARS    $2,445    $2,503    $2,854    $2,212    $2,416    $3,094    $2,486    $2,845    $3,030
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                   Growth Equity                International                   Large Cap
                       Fund                      Equity Fund                Appreciation Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  719    $  228    $  326    $  719    $  228   $  326     $  695    $  203    $  301
 3 YEARS    $1,097    $  781    $  896    $1,113    $  869   $  940     $1,944    $1,884    $1,951
 5 YEARS    $1,499    $1,361    $1,492    $1,531    $1,535   $1,580     $3,156    $3,451    $3,492
10 YEARS    $2,620    $2,668    $3,104    $2,694    $2,937   $3,298     $6,032    $6,498    $6,911
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
               Montgomery Small Cap       SIFE Specialized Financial           Small Cap
                       Fund                     Services Fund                 Growth Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  709    $  218    $  316    $  705    $  213    $  311    $  714    $  223    $  321
 3 YEARS    $1,052    $  739    $  832    $1,000    $  736    $  882    $1,065    $  860    $  875
 5 YEARS    $1,418    $1,287    $1,374    $1,317    $1,286    $1,479    $1,439    $1,523    $1,455
10 YEARS    $2,445    $2,503    $2,854    $2,212    $2,416    $3,094    $2,486    $2,845    $3,030
--------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 35

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------------------------
                   Small Company             Specialized Health                Specialized
                    Value Fund                  Sciences Fund                Technology Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  714    $  723    $  421    $  733    $  743    $  441    $  743    $  753    $  451
 3 YEARS    $1,179    $1,245    $  924    $1,119    $1,145    $  968    $1,236    $1,273    $1,004
 5 YEARS    $1,669    $1,890    $1,552    $1,529    $1,672    $1,621    $1,754    $1,916    $1,681
10 YEARS    $3,015    $3,274    $3,242    $2,669    $2,829    $3,369    $3,169    $3,346    $3,487
--------------------------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

--------------------------------------------------------------------------------------------------
                   Small Company             Specialized Health                Specialized
                    Value Fund                  Sciences Fund                Technology Fund
           ---------------------------------------------------------------------------------------
           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------
 1 YEAR     $  714    $  223    $  321    $  733    $  243    $  341    $  743    $  253    $  351
 3 YEARS    $1,179    $  945    $  924    $1,119    $  845    $  968    $1,236    $  973    $1,004
 5 YEARS    $1,669    $1,690    $1,552    $1,529    $1,472    $1,621    $1,754    $1,716    $1,681
10 YEARS    $3,015    $3,274    $3,242    $2,669    $2,829    $3,369    $3,169    $3,346    $3,487
--------------------------------------------------------------------------------------------------

36 Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Master/Gateway(SM) Structure

     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

                                                       Stock Funds Prospectus 37

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--index, equity income, large company, small cap, and international--for the Fund's investments. We allocate the assets dedicated to large company investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios and the assets allocated to international investments to 1 Portfolio.

     ---------------------------------------------------------------------------

     Portfolio Allocation

     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios                                      Allocation
     ---------------------------                                      ----------
     Equity Income Portfolio                                           25%
     Index Portfolio                                                   25%
     Large Company Style                                               25%
        Disciplined Growth Portfolio                                        2.5%
        Large Cap Appreciation Portfolio                                    2.5%
        Large Company Growth Portfolio                                       20%
     Small Cap Style                                                   10%
        Small Cap Index Portfolio                                          3.33%
        Small Company Growth Portfolio                                     3.33%
        Small Company Value Portfolio                                      3.33%
     International Style                                               15%
        International Equity Portfolio                                       15%
     TOTAL FUND ASSETS                                                100%

38 Stock Funds Prospectus

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 122 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 124 for the professional summaries for these managers.

     Master Portfolio         Sub-Adviser                Portfolio Manager(s)
     ----------------------   ------------------------   ---------------------------
     Disciplined Growth       Smith                      Stephen S. Smith, CFA

     Equity Income            Wells Capital Management   David L. Roberts, CFA and
                                                         Gary J. Dunn, CFA

     Index                    Wells Capital Management   Laurie R. White and
                                                         Gregory T. Genung, CFA

     International Equity     Wells Capital Management   Josephine Jimenez, CFA and
                                                         Sabrina Yih, CFA

     Large Cap Appreciation   Cadence                    David B. Breed, CFA;
                                                         William B. Bannick, CFA and
                                                         Katherine A. Burdon, CFA
     Large Company Growth     Peregrine                  John S. Dale, CFA and
                                                         Gary E. Nussbaum, CFA

     Small Cap Index          Wells Capital Management   Laurie R. White and
                                                         Gregory T. Genung, CFA

     Small Company Growth     Peregrine                  Robert B. Mersky, CFA;
                                                         Paul E. von Kuster, CFA and
                                                         Daniel J. Hagen, CFA

     Small Company Value      Peregrine                  Tasso H. Coin, Jr., CFA and
                                                         Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 39

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS A SHARES--COMMENCED
                                                ON MAY 2, 1996
                                                -------------------------------------------------------
                                                Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   May 31,
For the period ended:                             2002        2001        2000       1999/1/     1999
                                                -------------------------------------------------------
Net asset value, beginning of period            $ 36.33     $ 52.73      $ 48.01     $ 48.25    $ 43.06

Income from investment operations:
   Net investment income (loss)                    0.09/6/     0.09         0.16        0.07       0.08
   Net realized and unrealized gain (loss)
      on investments                              (6.85)     (11.70)        7.39       (0.31)      6.29

Total from investment operations                  (6.76)     (11.61)        7.55       (0.24)      6.37

Less distributions:
   Dividends from net investment income           (0.15)      (0.17)       (0.16)       0.00      (0.20)
   Distributions from net realized gain           (0.42)      (4.62)       (2.67)       0.00      (0.98)

Total distributions                               (0.57)      (4.79)       (2.83)       0.00      (1.18)

Net asset value, end of period                  $ 29.00     $ 36.33      $ 52.73     $ 48.01    $ 48.25

Total return/5/                                  (19.04)%    (24.07)%      15.99%      (0.50)%    15.08%

Ratios/supplemental data:
   Net assets, end of period (000s)             $57,876     $74,038      $95,646     $70,624    $69,768

Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/      1.25%       1.15%        1.00%       1.00%      1.00%
   Ratio of net investment income (loss) to
      average net assets                           0.22%       0.23%        0.31%       0.45%      0.47%

Portfolio turnover/3/                                30%         34%          38%         13%        35%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /7/                           1.58%       1.61%        1.51%       1.20%      1.22%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not Total returns annualized.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.

40 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                CLASS B SHARES--COMMENCED
                                                ON MAY 6, 1996
                                                ---------------------------------------------------------------------------------
                                                May 31,   Sept. 30,     Sept. 30,   Sept. 30,   Sept. 30,     May 31,     May 31,
For the period ended:                            1998       2002          2001        2000        19991        1999        1998
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period            $ 36.51   $ 35.41      $  51.70     $  47.33    $  47.69    $  42.69    $ 36.31

Income from investment operations:
   Net investment income (loss)                    0.16     (0.20)/6/     (0.17)       (0.18)      (0.04)      (0.11)     (0.06)
   Net realized and unrealized gain (loss)
      on investments                               8.99     (6.64)       (11.50)        7.22       (0.32)       6.09       8.85

Total from investment operations                   9.15     (6.84)       (11.67)        7.04       (0.36)       5.98       8.79

Less distributions:
   Dividends from net investment income           (0.27)     0.00          0.00         0.00        0.00        0.00      (0.08)
   Distributions from net realized gain           (2.33)    (0.42)        (4.62)       (2.67)       0.00       (0.98)     (2.33)

Total distributions                               (2.60)    (0.42)        (4.62)       (2.67)       0.00       (0.98)     (2.41)

Net asset value, end of period                  $ 43.60   $ 28.15      $  35.41     $  51.70    $  47.33    $  47.69    $ 42.69

Total return/5/                                   26.08%   (19.64)%      (24.65)%      15.10%      (0.75)%     14.24%     25.13%

Ratios/supplemental data:
   Net assets, end of period (000s)             $56,350   $85,035      $111,956     $143,472    $113,874    $111,106    $81,548

Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/      1.00%     2.00%         1.90%        1.75%       1.75%       1.75%      1.75%
   Ratio of net investment income (loss) to
      average net assets                           0.60%    (0.53)%       (0.52)%      (0.44)%     (0.30)%     (0.28)%    (0.15)%

Portfolio turnover/3/                                23%       30%           34%          38%         13%         35%        23%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /7/                           1.20%     2.39%         2.41%        2.28%       2.20%       2.22%      2.19%

                                                       Stock Funds Prospectus 41

Diversified Equity Fund                                     Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS C SHARES--COMMENCED
                                                ON OCTOBER 1, 1998
                                                ---------------------------------------------------------
                                                Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,    May 31,
For the period ended:                             2002         2001        2000       1999/1/      1999
                                                ---------------------------------------------------------
Net asset value, beginning of period             $35.91      $ 52.36      $47.90      $48.26     $38.71

Income from investment operations:
   Net investment income (loss)                   (0.20)/6/    (0.16)      (0.07)       0.08       0.08
   Net realized and unrealized gain (loss)
      on investments                              (6.73)      (11.67)       7.20       (0.44)     10.65

Total from investment operations                  (6.93)      (11.83)       7.13       (0.36)     10.73

Less distributions:
   Dividends from net investment income            0.00         0.00        0.00        0.00      (0.20)
   Distributions from net realized gain           (0.42)       (4.62)      (2.67)       0.00      (0.98)

Total distributions                               (0.42)       (4.62)      (2.67)       0.00      (1.18)

Net asset value, end of period                   $28.56      $ 35.91      $52.36      $47.90     $48.26

Total return/5/                                  (19.62)%     (24.64)%     15.11%      (0.75)%    28.02%

Ratios/supplemental data:
   Net assets, end of period (000s)              $6,730      $ 7,693      $8,526      $2,018     $  542

Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/      2.00%        1.90%       1.75%       1.75%      1.75%
   Ratio of net investment income (loss) to
      average net assets                          (0.52)%      (0.52)%     (0.40)%     (0.28)%    (0.28)%

Portfolio turnover/3/                                30%          34%         38%         13%        35%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /7/                           2.13%        2.01%       2.95%       2.63%      5.15%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.

42 Stock Funds Prospectus

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn,CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 43

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS A SHARES--COMMENCED
                                             ON MAY 2, 1996
                                             ----------------------------------------------------------
                                             Sept. 30,    Sept. 30,   Sept. 30,    Sept. 30,    May 31,
For the period ended:                          2002         2001         2000       1999/1/      1999
                                             ----------------------------------------------------------
Net asset value, beginning of period          $  37.23    $  41.28    $  44.20    $  46.36     $  41.19

Income from investment operations:
   Net investment income (loss)                   0.44        0.36        0.44        0.17         0.51
   Net realized and unrealized gain (loss)
      on investments                             (7.51)      (4.05)       0.10       (2.09)        5.45

Total from investment operations                 (7.07)      (3.69)       0.54       (1.92)        5.96

Less distributions:
   Dividends from net investment income          (0.43)      (0.36)      (0.42)      (0.24)       (0.53)
   Distributions from net realized gain          (0.99)       0.00       (3.04)       0.00        (0.26)

Total distributions                              (1.42)      (0.36)      (3.46)      (0.24)       (0.79)

Net asset value, end of period                $  28.74    $  37.23    $  41.28    $  44.20     $  46.36

Total return/5/                                 (19.84)%     (8.97)%      1.17%      (4.16)%      14.74%

Ratios/supplemental data:
   Net assets, end of period (000s)           $124,015    $165,304    $196,314    $109,081     $105,162

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/     1.10%       1.10%       1.10%       0.85%        0.85%
   Ratio of net investment income (loss) to
   average net assets                             1.19%       0.86%       1.07%       1.12%        1.23%

Portfolio turnover/3/                               12%          3%          9%          5%           3%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                          1.36%       1.51%       1.28%       0.90%        0.93%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.

44 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                             CLASS B SHARES--COMMENCED
                                             ON  MAY 2,1996
                                             --------------------------------------------------------------------------------
                                              May 31,   Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,     May 31,    May 31,
For the period ended:                          1998       2002         2001        2000       1999/1/       1999       1998
                                             --------------------------------------------------------------------------------
Net asset value, beginning of period          $ 33.16    $ 37.18    $  41.22     $  44.17     $  46.27    $  41.12    $33.09

Income from investment operations:
   Net investment income (loss)                  0.52       0.16        0.05         0.11         0.05        0.19      0.24
   Net realized and unrealized gain (loss)
      on investments                             8.77      (7.49)      (4.03)        0.11        (2.08)       5.45      8.75

Total from investment operations                 9.29      (7.33)      (3.98)        0.22        (2.03)       5.64      8.99

Less distributions:
   Dividends from net investment income         (0.54)     (0.14)      (0.06)       (0.13)       (0.07)      (0.23)    (0.24)
   Distributions from net realized gain         (0.72)     (0.99)       0.00        (3.04)        0.00       (0.26)    (0.72)

Total distributions                             (1.26)     (1.13)      (0.06)       (3.17)       (0.07)      (0.49)    (0.96)

Net asset value, end of period                $ 41.19    $ 28.72    $  37.18     $  41.22     $  44.17    $  46.27   $ 41.12

Total return/5/                                 28.64%    (20.43)%     (9.67)%       0.41%       (4.40)%     13.90%    27.67%

Ratios/supplemental data:
   Net assets, end of period (000s)           $75,144    $91,889    $134,403     $152,682     $118,792    $106,688   $67,385

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/
   Ratio of net investment income (loss) to      0.85%      1.85%       1.85%        1.85%        1.60%       1.60%     1.60%
      average net assets
                                                 1.44%      0.43%       0.12%        0.28%        0.37%       0.48%     0.69%
Portfolio turnover/3/
                                                    3%        12%          3%           9%           5%          3%        3%
Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                         0.91%      2.18%       2.20%        2.03%        1.90%       1.94%     1.91%

                                                       Stock Funds Prospectus 45

Equity Income Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS C SHARES--COMMENCED
                                                ON OCTOBER  1, 1998
                                                -------------------------------------------------------
                                                Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   May 31,
For the period ended:                             2002        2001        2000       1999/1/     1999
                                                -------------------------------------------------------
Net asset value, beginning of period            $ 38.18      $42.32      $45.30      $47.49     $37.26

Income from investment operations:
   Net investment income (loss)                    0.18        0.05        0.19        0.08       0.47
   Net realized and unrealized gain (loss)
      on investments                              (7.70)      (4.14)       0.03       (2.17)     10.39

Total from investment operations                  (7.52)      (4.09)       0.22       (2.09)     10.86

Less distributions:
   Dividends from net investment income           (0.15)      (0.05)      (0.16)      (0.10)     (0.48)
   Distributions from net realized gain           (0.99)       0.00       (3.04)       0.00      (0.15)

Total distributions                               (1.14)      (0.05)      (3.20)      (0.10)     (0.63)

Net asset value, end of period                  $ 29.52      $38.18      $42.32      $45.30     $47.49

Total return/5/                                  (20.41)%     (9.66)%      0.41%      (4.41)%    28.55%

Ratios/supplemental data:
   Net assets, end of period (000s)             $ 7,415      $7,508      $7,115      $2,124     $1,106

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/      1.85%       1.85%       1.85%       1.60%      1.60%
   Ratio of net investment income (loss) to
      average net assets                           0.46%       0.14%       0.29%       0.42%      0.48%

Portfolio turnover/3/                                12%          3%          9%          5%         3%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                           2.12%       2.02%       1.96%       2.37%      4.37%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.

46 Stock Funds Prospectus

Equity Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Laurie R. White; Gregory T. Genung, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks composing the S&P 500 Index before fees and expenses.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks based on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. We attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest-rate swaps and index swaps.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. We attempt to match as closely as possible the performance of the S&P 500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 47

Equity Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                          CLASS A SHARES--COMMENCED
                                          ON JANUARY 25,1984
                                          ---------------------------------------------
                                          Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                       2002        2001        2000        1999
                                          ---------------------------------------------
Net asset value, beginning of period      $  54.20    $  84.54    $  78.14    $  64.93

Income from investment operations:
   Net investment income (loss)               0.41        0.43        0.33        0.53
   Net realized and unrealized gain
      (loss) on investments                  (9.85)     (21.00)       9.36       16.54

Total from investment operations             (9.44)     (20.57)       9.69       17.07

Less distributions:
   Dividends from net investment income      (0.43)      (0.35)      (0.10)      (0.53)
   Distributions from net realized gain      (6.24)      (9.42)      (3.19)      (3.33)

Total distributions                          (6.67)      (9.77)      (3.29)      (3.86)

Net asset value, end of period            $  38.09    $  54.20    $  84.54    $  78.14

Total return/3/                             (20.99)%    (27.03)%     12.43%      26.82%

Ratios/supplemental data:
   Net assets, end of period (000s)       $271,640    $382,462    $596,083    $611,111

Ratios to average net assets/5/:
   Ratio of expenses to average net
      assets                                  0.67%       0.67%       0.71%       0.71%
   Ratio of net investment income (loss)
      to average net assets                   0.86%       0.67%       0.54%       0.68%

Portfolio turnover                               4%          4%          8%          6%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4/, /5/                           0.99%       0.88%       0.85%       0.80%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  Reflects activity of the Master Portfolio prior to December 15, 1997.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.

48 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                          CLASS B SHARES--COMMENCED
                                          ON FEBRUARY 17, 1998
                                          ----------------------------------------------------------------------------------------
                                          Sept. 30,  March 31,    Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  March 31,
For the period ended:                      1998/1/     1998         2002       2001       2000       1999      1998/1/     1998
                                          ----------------------------------------------------------------------------------------
Net asset value, beginning of period      $  70.32   $  49.60     $ 53.78    $ 84.06    $ 78.19    $ 65.03    $ 70.41     $65.18

Income from investment operations:
   Net investment income (loss)               0.33       0.48        0.06      (0.02)     (0.16)     (0.03)      0.04      (0.01)
   Net realized and unrealized gain
      (loss) on investments                  (5.39)     22.31       (9.84)    (20.91)      9.22      16.52      (5.38)      5.24

Total from investment operations             (5.06)     22.79       (9.78)    (20.93)      9.06      16.49      (5.34)      5.23

Less distributions:
   Dividends from net investment income      (0.33)     (0.48)      (0.02)      0.00       0.00       0.00      (0.04)      0.00
   Distributions from net realized gain       0.00      (1.59)      (6.18)     (9.35)     (3.19)     (3.33)      0.00       0.00

Total distributions                          (0.33)     (2.07)      (6.20)     (9.35)     (3.19)     (3.33)     (0.04)      0.00

Net asset value, end of period            $  64.93   $  70.32     $ 37.80    $ 53.78    $ 84.06    $ 78.19    $ 65.03     $70.41

Total return/3/                              (7.22%)    46.48%     (21.60)%   (27.57)%    11.58%     25.86%     (7.59)%     8.02%

Ratios/supplemental data:
   Net assets, end of period (000s)       $518,778   $578,882     $50,635    $71,450    $96,378    $66,931    $17,499     $3,811

Ratios to average net assets/5/:
   Ratio of expenses to average net
      assets                                  0.71%      0.89%/2/    1.41%      1.41%      1.46%      1.45%      1.45%      1.45%
   Ratio of net investment income (loss)
      to average net assets                   0.94%      0.80%/2/    0.11%     (0.07)%    (0.21)%    (0.06)%     0.14%     (0.19)%

Portfolio turnover                               6%         4%/2/       4%         4%         8%         6%         6%         4%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4/, /5/                           0.77%      0.95%/2/    1.97%      1.63%      1.72%      1.61%      1.58%      1.64%

                                                       Stock Funds Prospectus 49

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Deborah Meacock, CFA; Stephen M. Kensinger, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

50 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              CLASS A SHARES--COMMENCED
                                              ON AUGUST 2, 1990
                                              -----------------------------------------------------------
                                              Sept. 30,     Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                           2002          2001        2000        1999       1998/1/
                                              -----------------------------------------------------------
Net asset value, beginning of period          $  11.66      $  22.82    $  22.85    $  20.48    $  22.09

Income from investment operations:
   Net investment income (loss)                  (0.02)/4/     (0.02)      (0.05)       0.01        0.05
   Net realized and unrealized gain (loss)
      on investments                             (2.25)        (7.01)       3.07        5.65       (1.61)

Total from investment operations                 (2.27)        (7.03)       3.02        5.66       (1.56)

Less distributions:
   Dividends from net investment income           0.00          0.00        0.00       (0.01)      (0.05)
   Distributions from net realized gain           0.00         (4.13)      (3.05)      (3.28)       0.00

Total distributions                               0.00         (4.13)      (3.05)      (3.29)      (0.05)

Net asset value, end of period                $   9.39      $  11.66    $  22.82    $  22.85    $  20.48

Total return/2/                                 (19.47)%      (36.26)%     14.40%      29.54%      (7.08)%

Ratios/supplemental data:
   Net assets, end of period (000s)           $120,777      $174,828    $311,038    $315,134    $305,309

Ratios to average net assets/5/:
   Ratio of expenses to average net assets        1.12%         1.12%       1.12%       1.10%       1.08%
   Ratio of net investment income (loss) to
      average net assets                         (0.17)%       (0.12)%     (0.22)%      0.05%       0.42%

Portfolio turnover                                  88%           80%         51%         38%         18%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/, /5/                               1.70%         1.53%       1.42%       1.13%       1.08%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Calculated based upon average shares outstanding.
/5/  Ratios shown for periods of less than one year are annualized.

52 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                          CLASS B SHARES--COMMENCED
                                                          ON JANUARY 1, 1995
                                              ----------------------------------------------------------------------------
                                              March 31,   Sept.30,    Sept.30,  Sept.30,   Sept.30,   Sept.30,   March 31,
For the period ended:                           1998        2002        2001      2000       1999      1998/1/     1998
                                              ----------------------------------------------------------------------------
Net asset value, beginning of period          $  19.20    $  8.10     $ 15.96   $ 16.11    $ 14.53    $ 15.70    $ 13.64

Income from investment operations:
   Net investment income (loss)                   0.11      (0.07)/4/   (0.09)    (0.14)     (0.09)     (0.02)     (0.01)
   Net realized and unrealized gain (loss)
      on investments                              6.18      (1.56)      (4.88)     2.14       4.00      (1.15)      4.38

Total from investment operations                  6.29      (1.63)      (4.97)     2.00       3.91      (1.17)      4.37

Less distributions:
   Dividends from net investment income          (0.11)      0.00        0.00      0.00       0.00       0.00       0.00
   Distributions from net realized gain          (3.29)      0.00       (2.89)    (2.15)     (2.33)      0.00      (2.31)

Total distributions                              (3.40)      0.00       (2.89)    (2.15)     (2.33)      0.00      (2.31)

Net asset value, end of period                $  22.09    $  6.47     $  8.10   $ 15.96    $ 16.11    $ 14.53    $ 15.70

Total return/2/                                  34.65%    (20.12)%    (36.69)%   13.48%     28.68%     (7.45)%    33.83%

Ratios/supplemental data:
   Net assets, end of period (000s)           $365,405    $19,918     $36,453   $69,433    $60,909    $48,772    $52,901

Ratios to average net assets/5/:
   Ratio of expenses to average net assets        1.12%      1.87%       1.87%     1.87%      1.79%      1.79%      1.79%
   Ratio of net investment income (loss) to
      average net assets                          0.53%     (0.91)%     (0.87)%   (0.96)%    (0.64)%    (0.29)%    (0.15)%

Portfolio turnover                                 137%        88%         80%       51%        38%        18%       137%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/, /5/                               1.13%      2.69%       2.23%     2.22%      1.86%      1.79%     1.80%

                                                       Stock Funds Prospectus 53

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, selected across a combination of 3 different equity investment styles--large company, small cap, and international. We allocate the assets dedicated to small cap investments to 4 Portfolios, and the assets dedicated to large company and international investments each to 1 Portfolio.

     ---------------------------------------------------------------------------

     Portfolio Allocation

     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios                                      Allocation
     ----------------------------------                               ----------
     Large Company Style                                                35%
        Large Company Growth Portfolio                                       35%
     Small Cap Style                                                    35%
        Small Cap Basic Value Portfolio                                       2%
        Small Cap Index Portfolio                                            11%
        Small Company Growth Portfolio                                       11%
        Small Company Value Portfolio                                        11%
     International Style                                                30%
        International Equity Portfolio                                       30%
     TOTAL FUND ASSETS                                                 100%

54 Stock Funds Prospectus

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 122 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 124 for the professional summaries for these managers.

     Master Portfolio        Sub-Adviser     Portfolio Manager(s)
     ---------------------   -------------   --------------------------
     International Equity    Wells Capital   Josephine Jimenez, CFA and
                             Management      Sabrina Yih, CFA

     Large Company Growth    Peregrine       John S. Dale, CFA and
                                             Gary E. Nussbaum, CFA

     Small Cap Basic Value   Wells Capital   Douglas N. Pratt, CFA
                             Management

     Small Cap Index         Wells Capital   Laurie R. White and
                             Management      Gregory T. Genung, CFA

     Small Company Growth    Peregrine       Robert B. Mersky, CFA;
                                             Paul E. von Kuster, CFA and
                                             Daniel J. Hagen, CFA

     Small Company Value     Peregrine       Tasso H. Coin, Jr., CFA and
                                             Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors

     This Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 55

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                -------------------------------------------------------
                                                CLASS A SHARES--COMMENCED
                                                ON MAY 2, 1996
                                                -------------------------------------------------------
                                                Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   May 31,
For the period ended:                              2002       2001        2000       1999/1/     1999
                                                -------------------------------------------------------
Net asset value, beginning of period            $ 23.87     $ 39.89     $ 36.83     $ 36.17     $ 35.73

Income from investment operations:
   Net investment income (loss)                   (0.10)      (0.07)      (0.21)      (0.01)      (0.02)
   Net realized and unrealized gain
      on investments                              (3.34)      (9.86)       8.90        0.67        2.56

Total from investment operations                  (3.44)      (9.93)       8.69        0.66        2.54

Less distributions:
   Dividends from net investment income           (0.01)       0.00        0.00        0.00       (0.03)
   Distributions from net realized gain           (0.92)      (6.09)      (5.63)       0.00       (2.07)

Total distributions                               (0.93)      (6.09)      (5.63)       0.00       (2.10)

Net asset value, end of period                  $ 19.50     $ 23.87     $ 39.89     $ 36.83     $ 36.17

Total return/5/                                  (15.46)%    (28.93)%     25.01%       1.82%       7.57%

Ratios/supplemental data:
   Net assets, end of period (000s)             $11,210     $12,473     $17,726     $23,750     $17,335

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/      1.47%       1.50%       1.50%       1.25%       1.25%
   Ratio of net investment income (loss) to
      average net assets                          (0.43)%     (0.31)%     (0.48)%     (0.01)%     (0.08)%

Portfolio turnover/3/                                40%         75%         78%         22%         73%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                           1.88%       1.93%       1.72%       1.45%       1.44%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.

56 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                ------------------------------------------------------------------------------
                                                           CLASS B SHARES--COMMENCED
                                                           ON MAY 6, 1996
                                                ------------------------------------------------------------------------------
                                                 May 31,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    May 31,    May 31,
For the period ended:                             1998       2002         2001       2000       1999/1/      1999       1998
                                                ------------------------------------------------------------------------------
Net asset value, beginning of period            $ 32.49    $ 22.69     $ 38.48     $ 35.93     $ 35.39     $ 35.23    $ 32.28

Income from investment operations:
   Net investment income (loss)                   (0.06)     (0.31)      (0.19)      (0.35)      (0.10)      (0.25)     (0.23)
   Net realized and unrealized gain
      on investments                               6.88      (3.09)      (9.51)       8.53        0.64        2.48       6.72

Total from investment operations                   6.82      (3.40)      (9.70)       8.18        0.54        2.23       6.49

Less distributions:
   Dividends from net investment income           (0.04)     (0.00)       0.00        0.00        0.00        0.00       0.00
   Distributions from net realized gain           (3.54)     (0.92)      (6.09)      (5.63)       0.00       (2.07)     (3.54)

Total distributions                               (3.58)     (0.92)      (6.09)      (5.63)       0.00       (2.07)     (3.54)

Net asset value, end of period                  $ 35.73    $ 18.37     $ 22.69     $ 38.48     $ 35.93     $ 35.39    $ 35.23

Total return/5/                                   22.55%    (16.09)%    (29.46)%    24.11%        1.53%       6.78%     21.63%

Ratios/supplemental data:
   Net assets, end of period (000s)             $21,567    $13,670     $17,319     $25,124     $19,211     $18,976    $16,615

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/      1.25%      2.22%       2.25%       2.25%       2.00%       2.00%      2.00%
   Ratio of net investment income (loss) to
      average net assets                          (0.11)%    (1.18)%     (1.06)%     (1.20)%     (0.76)%     (0.83)%    (0.85)%

Portfolio turnover/3/                                47%        40%         75%         78%         22%         73%        47%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                           1.42%      2.63%       2.65%       2.58%       2.45%       2.45%      2.45%


                                                       Stock Funds Prospectus 57

Growth Equity Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                --------------------------------------------------------
                                                CLASS C SHARES--COMMENCED
                                                ON OCTOBER 1,1998
                                                --------------------------------------------------------
                                                Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    May 31,
For the period ended:                              2002       2001         2000     1999/1/       1999
                                                --------------------------------------------------------
Net asset value, beginning of period            $ 23.49     $ 39.61     $ 36.84      $36.29     $30.66

Income from investment operations:
   Net investment income (loss)                   (0.25)      (0.22)      (0.15)       0.02      (0.13)
   Net realized and unrealized gain
      on investments                              (3.28)      (9.81)       8.55        0.53       7.86

Total from investment operations                  (3.53)     (10.03)       8.40        0.55       7.73

Less distributions:
   Dividends from net investment income            0.00        0.00        0.00        0.00      (0.03)
   Distributions from net realized gain           (0.92)      (6.09)      (5.63)       0.00      (2.07)

Total distributions                               (0.92)      (6.09)      (5.63)       0.00      (2.10)

Net asset value, end of period                  $ 19.04     $ 23.49     $ 39.61      $36.84     $36.29

Total return/5/                                  (16.10)%    (29.46)%     24.11%       1.52%     25.73%

Ratios/supplemental data:
   Net assets, end of period (000s)             $ 1,721     $ 1,799     $ 2,240      $  320     $   60

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/      2.22%       2.25%       2.25%       2.00%      2.01%
   Ratio of net investment income (loss) to
      average net assets                         (1.17)%      (1.06)%     (1.16)%     (0.87)%    (0.87)%

Portfolio turnover/3/                                40%         75%         78%         22%        73%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                           2.74%       2.32%       2.75%       6.22%     21.40%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.

58 Stock Funds Prospectus

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Sabrina Yih, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest principally in equity securities of companies based in developed foreign countries and emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in securities of companies based outside the U.S.;

     .    in a minimum of five countries exclusive of the U.S.;

     .    up to 50% of total assets in any one country;

     .    up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 59

International Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    ----------------------------------------------------------------------
                                                    CLASS A SHARES--COMMENCED
                                                    ON SEPTEMBER 24, 1997
                                                    ----------------------------------------------------------------------
                                                    Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   March 31,
For the period ended:                                  2002         2001       2000        1999       1998/1/      1998
                                                    ----------------------------------------------------------------------
Net asset value, beginning of period                $ 10.50      $  15.24    $ 12.70     $  9.36     $ 11.05      $ 10.00

Income from investment operations:
   Net investment income (loss)                       (0.01)/4/      0.01       0.11       (0.02)       0.00         0.02
   Net realized and unrealized gain (loss) on
      investments                                     (2.03)        (4.44)      2.64        3.36       (1.69)        1.03

Total from investment operations                      (2.04)        (4.43)      2.75        3.34       (1.69)        1.05

Less distributions:
   Dividends from net investment income                0.00          0.00      (0.13)       0.00        0.00         0.00
   Distributions from net realized gain                0.00         (0.31)     (0.08)       0.00        0.00         0.00

Total distributions                                    0.00         (0.31)     (0.21)       0.00        0.00         0.00

Net asset value, end of period                      $  8.46      $  10.50    $ 15.24      $12.70     $  9.36      $ 11.05

Total return/2/                                      (19.43)%      (29.59)%    21.65%      35.68%     (15.29)%      10.52%

Ratios/supplemental data:
   Net assets, end of period (000s)                 $22,806      $ 30,727    $43,659     $35,779     $23,857      $26,770

Ratios to average net assets/5/:
   Ratio of expenses to average net assets             1.72%         1.75%      1.75%       1.75%       1.75%        1.75%
   Ratio of net investment income (loss) to
      average net assets                              (0.08)%        0.05%     (0.31)%     (0.17)%      0.10%        0.35%

Portfolio turnover                                       52%           36%        26%         41%         21%          12%

Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/3/, /5/      1.96%         1.81%      2.00%       2.10%       2.06%        2.20%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Calculated based upon average shares outstanding.
/5/  Ratios shown for periods of less than one year are annualized.

60 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                    -------------------------------------------------------------------
                                                    CLASS B SHARES--COMMENCED
                                                     ON SEPTEMBER 24, 1997
                                                    ----------------------------------------------------------------------
                                                    Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   March 31,
For the period ended:                                 2002         2001        2000        1999       1998/1/      1998
                                                    ----------------------------------------------------------------------
Net asset value, beginning of period                $ 10.25      $ 14.99     $ 12.54     $  9.30     $ 11.01     $ 10.00

Income from investment operations:
   Net investment income (loss)                       (0.09)/4/    (0.11)       0.06       (0.10)      (0.03)      (0.01)
   Net realized and unrealized gain (loss) on
      investments                                     (1.97)       (4.32)       2.54        3.34       (1.68)       1.02

Total from investment operations                      (2.06)       (4.43)       2.60        3.24       (1.71)       1.01

Less distributions:
   Dividends from net investment income                0.00         0.00       (0.07)       0.00        0.00        0.00
   Distributions from net realized gain                0.00        (0.31)      (0.08)       0.00        0.00        0.00

Total distributions                                    0.00        (0.31)      (0.15)       0.00        0.00        0.00

Net asset value, end of period                      $  8.19      $ 10.25     $ 14.99     $ 12.54     $  9.30     $ 11.01

Total return/2/                                      (20.10)%     (30.12)%     20.65%      34.84%     (15.53)%     10.10%

Ratios/supplemental data:
   Net assets, end of period (000s)                 $29,107      $41,122     $63,019     $37,911     $30,070     $33,003

Ratios to average net assets/5/:
   Ratio of expenses to average net assets             2.47%        2.50%       2.50%       2.40%       2.40%       2.40%
   Ratio of net investment income (loss) to
      average net assets                              (0.83)%      (0.72)%     (1.01)%     (0.81)%     (0.56)%     (0.31)%

Portfolio turnover                                       52%          36%         26%         41%         21%         12%

Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/3/, /5/      3.06%        2.70%       2.95%       2.79%       2.70%       2.84%

                                                    -----------------------------------------------------------
                                                    CLASS C SHARES--COMMENCED
                                                    ON APRIL 1, 1998
                                                    -----------------------------------------------------------
                                                     Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                                  2002         2001        2000        1999         1998
                                                    -----------------------------------------------------------
Net asset value, beginning of period                $ 10.24       $ 14.98      $12.54      $ 9.30     $ 11.01

Income from investment operations:
   Net investment income (loss)                       (0.09)/4/     (0.07)       0.07       (0.04)      (0.03)
   Net realized and unrealized gain (loss) on
      investments                                     (1.97)        (4.36)       2.54        3.28       (1.68)

Total from investment operations                      (2.06)        (4.43)       2.61        3.24       (1.71)

Less distributions:
   Dividends from net investment income                0.00          0.00       (0.09)       0.00        0.00
   Distributions from net realized gain                0.00         (0.31)      (0.08)       0.00        0.00

Total distributions                                    0.00         (0.31)      (0.17)       0.00        0.00

Net asset value, end of period                      $  8.18        $10.24      $14.98      $12.54     $  9.30

Total return/2/                                      (20.12)%      (30.14)%     20.72%      34.84%     (15.53)%

Ratios/supplemental data:
   Net assets, end of period (000s)                 $ 2,167       $ 2,704      $2,857      $  673     $   297

Ratios to average net assets/5/:
   Ratio of expenses to average net assets             2.47%         2.50%       2.50%       2.37%       2.40%
   Ratio of net investment income (loss) to
      average net assets                              (0.78)%       (0.69)%     (0.86)%     (0.78)%     (1.15)%

Portfolio turnover                                       52%           36%         26%         41%         21%

Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/3/, /5/      2.96%         2.50%       3.02%       2.72%       2.66%

                                                       Stock Funds Prospectus 61

Large Cap Appreciation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David Breed, CFA; William B. Bannick, CFA and
                         Katherine A. Burdon, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Large Cap Appreciation Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

     In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company's current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

     We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

62 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS A SHARES--        CLASS B SHARES--        CLASS C SHARES--
                                                COMMENCED               COMMENCED               COMMENCED
                                                ON AUGUST 31, 2001      ON AUGUST 31, 2001      ON AUGUST 31, 2001
                                                ---------------------------------------------------------------------
                                                Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                             2002        2001        2002        2001        2002        2001
                                                ---------------------------------------------------------------------
Net asset value, beginning of period            $  9.53     $ 10.00     $  9.52     $ 10.00     $  9.53      $10.00

Income from investment operations:
   Net investment income (loss)                   (0.01)       0.00       (0.07)       0.00       (0.05)       0.00
   Net realized and unrealized gain
      (loss) on investments                       (1.99)      (0.47)      (1.98)      (0.48)      (2.01)      (0.47)

Total from investment operations                  (2.00)      (0.47)      (2.05)      (0.48)      (2.06)      (0.47)

Less distributions:
   Dividends from net investment income            0.00        0.00        0.00        0.00        0.00        0.00
   Distributions from net realized gain            0.00        0.00        0.00        0.00        0.00        0.00

Total distributions                                0.00        0.00        0.00        0.00        0.00        0.00

Net asset value, end of period                  $  7.53     $  9.53       $7.47     $  9.52     $  7.47      $ 9.53

Total return/1/                                  (20.99)%     (4.70)%    (21.53)%     (4.80)%    (21.62)%     (4.70)%

Ratios/supplemental data:
   Net assets, end of period (000s)             $   898     $    41     $ 1,041     $    91     $   200      $   26

Ratios to average net assets/3/:
   Ratio of expenses to average net assets/5/      1.20%       0.95%       1.95%       1.78%       1.95%       1.83%
   Ratio of net investment income (loss)
      to average net assets                       (0.15)%      1.17%      (0.90)%     (0.24)%     (0.93)%      0.00%

Portfolio turnover/4/                               123%         10%        123%         10%        123%         10%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /3/, /5/                           6.48%       1.24%       8.45%       1.78%       8.37%       1.83%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

                                                       Stock Funds Prospectus 63

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

64 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS A SHARES--COMMENCED
                                                ON OCTOBER 1, 1998
                                                -------------------------------------------------------
                                                Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    May 31,
For the period ended:                             2002        2001        2000       1999/1/      1999
                                                -------------------------------------------------------
Net asset value, beginning of period            $  44.57    $  75.03    $  57.96   $  58.09    $  38.48

Income from investment operations:
   Net investment income (loss)                    (0.34)      (0.37)      (0.49)     (0.12)      (0.16)
   Net realized and unrealized gain (loss)
      on investments                               (9.71)     (29.21)      19.16      (0.01)      20.82

Total from investment operations                  (10.05)     (29.58)      18.67      (0.13)      20.66

Less distributions:
   Dividends from net investment income             0.00        0.00        0.00       0.00        0.00
   Distributions from net realized gain             0.00       (0.84)      (1.60)      0.00       (1.05)
   Distributions in excess of realized gains        0.00       (0.04)       0.00       0.00        0.00

Total distributions                                 0.00       (0.88)      (1.60)      0.00       (1.05)

Net asset value, end of period                  $  34.52    $  44.57    $  75.03   $  57.96    $  58.09

Total return/5/                                   (22.55)%    (39.85)%     32.50%     (0.22)%     54.16%

Ratios/supplemental data:
   Net assets, end of period (000s)             $141,774    $202,514    $303,948   $188,890    $191,233

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/       1.20%       1.20%       1.20%      1.20%       1.20%
   Ratio of net investment income (loss)
      to average net assets                        (0.76)%     (0.71)%     (0.73)%    (0.58)%     (0.68)%

Portfolio turnover/3/                                 18%         13%          9%         5%         28%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                            1.45%       1.36%       1.31%      1.40%       1.35%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.

66 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                               CLASS B SHARES--COMMENCED                             CLASS C SHARES--COMMENCED
                                               ON OCTOBER 1, 1998                                    ON NOVEMBER 8, 1999
                                               ------------------------------------------------------------------------------------
                                               Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,   May 31   Sept. 30  Sept. 30   Sept. 30,
For the period ended:                            2002       2001       2000      1999/1/     1999      2002      2001       2000
                                               ------------------------------------------------------------------------------------
Net asset value, beginning of period           $  41.18   $  69.77   $  54.29   $  54.50   $  39.80   $ 41.22   $ 69.85   $ 59.32

Income from investment operations:
   Net investment income (loss)                   (0.69)     (0.62)     (0.72)     (0.19)     (0.17)    (0.89)    (0.43)    (0.40)
   Net realized and unrealized gain (loss)
      on investments                              (8.77)    (27.09)     17.80      (0.02)     15.92     (8.57)   (27.32)    12.53

Total from investment operations                  (9.46)    (27.71)     17.08      (0.21)     15.75     (9.46)   (27.75)    12.13

Less distributions:
   Dividends from net investment income            0.00       0.00       0.00       0.00       0.00      0.00      0.00      0.00
   Distributions from net realized gain            0.00      (0.84)     (1.60)      0.00      (1.05)     0.00     (0.84)    (1.60)
   Distributions in excess of realized gains       0.00      (0.04)      0.00       0.00       0.00      0.00     (0.04)     0.00

Total distributions                                0.00      (0.88)     (1.60)      0.00      (1.05)     0.00     (0.88)    (1.60)

Net asset value, end of period                 $  31.72   $  41.18   $  69.77   $  54.29   $  54.50   $ 31.76   $ 41.22   $ 69.85

Total return/5/                                  (22.97)%   (40.18)%    31.75%     (0.39)%    40.01%   (22.95)%  (40.19)%   20.72%

Ratios/supplemental data:
Net assets, end of period (000s)               $218,625   $307,706   $461,918   $201,351   $156,870   $27,092   $27,189   $25,463

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/      1.75%      1.75%      1.75%      1.75%      1.76%     1.75%     1.75%     1.75%
   Ratio of net investment income (loss)
      to average net assets                       (1.31)%    (1.26)%    (1.28)%    (1.13)%    (1.22)%   (1.31)%   (1.26)%   (1.29)%

Portfolio turnover/3/                                18%        13%         9%         5%        28%       18%       13%        9%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /4/, /6/                           2.46%      2.19%      2.15%      2.05%      2.15%     2.28%     2.15%     2.16%

                                                       Stock Funds Prospectus 67

Montgomery Emerging Markets Focus Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Frank Chiang

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Emerging Markets Focus Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in emerging market securities;

     . in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

     .    in 20 to 40 companies.

     As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

     Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

     The Fund's investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

68 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). Except as noted below, PricewaterhouseCoopers LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual or semi-annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             -------------------------------------------------------------------------
                                             CLASS A SHARES--         CLASS B SHARES--         CLASS C SHARES--
                                             COMMENCED ON             COMMENCED ON             COMMENCED ON
                                             OCTOBER 31, 2001         OCTOBER 31, 2001         OCTOBER 31, 2001
                                             -------------------------------------------------------------------------
                                               Dec. 31,                 Dec. 31,                  Dec. 31,
                                                2002       June 30,      2002        June 30,      2002       June 30,
For the period ended:                        (unaudited)     2002     (unaudited)      2002     (unaudited)     2002
                                             -------------------------------------------------------------------------
Net asset value, beginning of period         $ 14.50        $11.37    $ 14.52         $11.37    $ 14.48       $11.37

Income from investment operations:
   Net investment income (loss)                (0.05)         0.29      (0.09)          0.08       0.04         0.05
   Net realized and unrealized gain (loss)
      on investments                           (1.71)         2.94      (1.72)          3.17      (1.86)        3.16

Total from investment operations               (1.76)         3.23      (1.81)          3.25      (1.82)        3.21

Less distributions:
   Dividends from net investment income         0.00/1/      (0.10)      0.00/1/       (0.10)      0.00/1/     (0.10)
   Distributions from net realized gain         0.00          0.00       0.00           0.00       0.00         0.00

Total distributions                             0.00/1/      (0.10)      0.00/1/       (0.10)      0.00/1/     (0.10)

Net asset value, end of period               $ 12.74        $14.50    $ 12.71         $14.52    $ 12.66       $14.48

Total return/2/                               (12.12)%       28.57%    (12.45)%        28.65%    (12.61)%      28.39%

Ratios/supplemental data:
   Net assets, end of period (000s)          $    20        $   23    $    10         $   11    $     0/4/    $   13

Ratios to average net assets:
   Ratio of expenses to average net assets
      Ratio of expenses excluding interest
         and tax expense                        2.05%/3/      2.13%      2.80%/3/       2.21%      2.80%/3/     3.31%
      Ratio of expenses including interest
         and tax expense                        2.10%/3/      2.20%      2.84%/3/       2.31%      2.92%/3/     3.44%
   Ratio of net investment income (loss)
      to average net assets                    (0.56)%/3/     0.43%     (1.30)%/3/      0.10%      0.55%/3/     0.10%

Portfolio turnover                                95%          206%        95%           206%        95%         206%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses                                     2.86%/3/      5.27%      3.62%/3/       5.38%      3.18%/3/     6.51%

/1/  Amount represents less than $0.01 per share.
/2/ Total return represents aggregate total return for the periods indicated. /3/ Annualized.
/4/  Amount represents less than $1000.00.

                                                       Stock Funds Prospectus 69

Montgomery Mid Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Mid Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap Index, which was $200 million to $14 billion as of March 31, 2003.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in mid-capitalization securities.

     ---------------------------------------------------------------------------

     Important Risk Factors and Other Considerations

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

     Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/Gateway(SM) structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the "Master/Gateway(SM) Structure" description on the "Key Information" on page 37 for further information.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

70 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). Except as noted below, PricewaterhouseCoopers LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual or semi-annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             ---------------------------------------------------------------------
                                             CLASS A SHARES--
                                             COMMENCED ON DECEMBER 30, 1994
                                             ---------------------------------------------------------------------
                                               Dec. 31,
                                                2002       June 30,   June 30,    June 30,    June 30,    June 30
For the period ended:                        (unaudited)     2002       2001        2000        1999      1998/1/
                                             ---------------------------------------------------------------------
Net asset value, beginning of period         $  9.69       $ 14.61    $  24.85    $  19.80    $  21.89    $  19.00

Income from investment operations:
   Net investment income (loss)                (0.04)        (0.10)      (0.19)      (0.35)      (0.16)      (0.18)
   Net realized and unrealized gain (loss)
      on investments                           (1.54)        (3.58)      (1.61)       8.07       (0.80)       4.21

Total from investment operations               (1.58)        (3.68)      (1.80)       7.72       (0.96)       4.03

Less distributions:
   Dividends from net investment income         0.00          0.00        0.00        0.00        0.00        0.00
   Distributions from net realized gain         0.00         (1.24)      (8.44)      (2.67)      (1.13)      (1.14)

Total distributions                             0.00         (1.24)      (8.44)      (2.67)      (1.13)      (1.14)

   Net asset value, end of period            $  8.11       $  9.69    $  14.61    $  24.85    $  19.80    $  21.89

Total return/2/                               (16.31)%      (26.49)%    (11.76)%     42.46%      (4.07)%     22.18%

Ratios/supplemental data:
   Net assets, end of period (000s)          $75,620       $98,526    $164,497    $224,944    $382,483    $391,973

Ratios to average net assets:
   Ratio of expenses to average net assets
      Ratio of expenses excluding interest
         and tax expense                        1.50%/3/      1.50%       1.50%       1.50%       1.66%       1.56%
      Ratio of expenses including interest
         and tax expense                        1.50%/3/      1.50%       1.51%       1.55%       1.66%       1.57%
   Ratio of net investment income (loss)
      to average net assets                    (1.62)%/3/    (0.80)%     (1.13)%     (1.19)%     (0.83)%     (0.84)%

Portfolio turnover                                77%          143%         68%         63%         76%         24%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses                                     2.76%/3/      3.10%       2.32%       1.92%       1.66%       1.57%

/1/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
/2/ Total return represents aggregate total return for the periods indicated. /3/ Annualized.

                                                       Stock Funds Prospectus 71

Montgomery Small Cap Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Small Cap Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in small cap securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page
     8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading exposure, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

72 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). Except as noted below, PricewaterhouseCoopers LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual or semi-annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             ----------------------------------------------------------------------
                                             CLASS A SHARES--
                                             COMMENCED ON July 13, 1990
                                             ----------------------------------------------------------------------
                                               Dec. 31,
                                                2002       June 30,   June 30,   June 30,     June 30,    June 30
For the period ended:                        (unaudited)     2002       2001       2000       1999/1/      1998/1/
                                             ----------------------------------------------------------------------
Net asset value, beginning of period         $  8.61       $ 11.85    $ 22.20    $  16.58     $  20.73    $  19.52

Income from investment operations:
   Net investment income (loss)                (0.06)        (0.07)     (0.13)      (0.28)       (0.17)      (0.15)
   Net realized and unrealized gain (loss)
      on investments                           (1.24)        (3.08)     (4.43)       5.90        (1.21)       4.33

Total from investment operations               (1.30)        (3.15)     (4.56)       5.62        (1.38)       4.18

Less distributions:
   Dividends from net investment income         0.00          0.00       0.00        0.00         0.00        0.00
   Distributions from net realized gain         0.00         (0.09)     (5.79)       0.00/2/     (2.77)      (2.97)

Total distributions                             0.00         (0.09)     (5.79)       0.00/2/     (2.77)      (2.97)

Net asset value, end of period               $  7.31       $  8.61    $ 11.85    $  22.20     $  16.58    $  20.73

Total return/3/                               (15.10)%      (26.68)%   (21.71)%     34.12%       (4.14)%     23.23%

Ratios/supplemental data:
   Net assets, end of period (000s)          $36,895       $46,707    $74,297    $102,622     $113,323    $203,437

Ratios to average net assets:
   Ratio of expenses to average net assets
      Ratio of expenses excluding interest
         and tax expense                        1.40%/4/      1.40%      1.35%       1.35%        1.32%       1.24%
      Ratio of expenses including interest
         and tax expense                        1.40%/4/      1.40%      1.36%       1.35%        1.32%       1.24%
   Ratio of net investment income (loss)
      to average net assets                    (1.48)%/4/    (0.68)%    (0.85)%     (1.14)%      (1.09)%     (0.70)%

Portfolio turnover                                76%          152%       117%         93%          71%         69%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses                                     2.06%/4/      1.51%      1.36%       1.35%        1.32%       1.24%

/1/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
/2/  Amount represents less than $0.01 per share.
/3/ Total return represents aggregate total return for the periods indicated. /4/ Annualized.

                                                       Stock Funds Prospectus 73

                                              This page intentionally left blank
--------------------------------------------------------------------------------

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Michael J. Stead; Kirk Hartman

     ---------------------------------------------------------------------------

     Investment Objective

     The SIFE Specialized Financial Services Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).

     In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in equity securities of financial services companies; and

     . in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. The Fund concentrates its investments in the financial services sector, and therefore will be more susceptible than more diversified funds to market and other conditions affecting this single group of industries.

     Financial services companies may be more greatly impacted by changing interest rates and/or economic conditions than the overall stock markets. Certain financial services companies are subject to greater regulation than other industries in the overall stock markets. For example, industries like banking, securities, and insurance are subject to special regulatory schemes not shared by other industries. Additionally, tighter government regulation of certain financial services companies in which the Fund invests may adversely affect the Fund by preventing such investments from realizing their growth potential. The increased sensitivity of the Fund's holdings, and therefore the Fund's NAV, to market and economic factors affecting the financial services sector may make the Fund more suitable for long-term investors.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. They are all important to your investment choice.

                                                       Stock Funds Prospectus 75

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              -------------------------------------------
                                              CLASS A SHARES--COMMENCED
                                              ON JULY 2, 1962
                                              -------------------------------------------
                                              Sept. 30,   Dec. 31,    Dec. 31,   Dec. 31,
For the period ended:                          2002/1/      2001        2000       1999
                                              -------------------------------------------
Net asset value, beginning of period          $   5.38    $   5.80    $   5.21   $   6.26

Income from investment operations:
   Net investment income (loss)                   0.04        0.06        0.08       0.07
   Net realized and unrealized gain (loss)
      on investments                             (0.71)      (0.24)       0.96      (0.56)

Total from investment operations                 (0.67)      (0.18)       1.04      (0.49)

Less distributions:
   Dividends from net investment income          (0.04)      (0.06)      (0.08)     (0.07)
   Distributions from net realized gain          (0.96)      (0.18)      (0.37)     (0.49)

Total distributions                              (1.00)      (0.24)      (0.45)     (0.56)

Net asset value, end of period                $   3.71    $   5.38    $   5.80   $   5.21

Total return/2/                                 (12.95)%      (2.9)%      21.0%      (8.5)%

Ratios/supplemental data:
   Net assets, end of period (000s)           $509,614    $679,747    $780,213   $862,539

Ratios to average net assets/3/:
   Ratio of expenses to average net assets        1.34%       1.25%       1.25%      1.25%
   Ratio of net investment income (loss) to
      average net assets                          0.98%       1.15%       1.48%      1.07%

Portfolio turnover                                 187%         11%         16%        25%

Ratios of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/, /4/                               1.46%       1.25%       1.25%      1.25%

/1/  The Fund changed its fiscal year-end from December 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

76 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------------
                                             CLASS B SHARES--COMMENCED
                                             ON MAY 1, 1997
                                             -----------------------------------------------------------------------------------
                                               Dec. 31,   Dec. 31,   Sept. 30,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
For the period ended:                            1998       1997      2002/1/     2001      2000      1999      1998      1997
                                             -----------------------------------------------------------------------------------
Net asset value, beginning of period         $     6.45  $     4.86  $  5.38    $  5.80   $  5.21   $  6.26   $  6.45   $  5.41

Income from investment operations:
   Net investment income (loss)                    0.07        0.08     0.00       0.01      0.03      0.00      0.00      0.01
   Net realized and unrealized gain (loss)
      on investments                               0.24        2.07   ((0.71)     (0.24)     0.96     (0.56)    0.24       1.53

Total from investment operations                   0.31        2.15    (0.71)     (0.23)     0.99     (0.56)    0.24       1.54

Less distributions:
   Dividends from net investment income           (0.07)      (0.08)    0.00      (0.01)    (0.03)     0.00      0.00     (0.02)
   Distributions from net realized gain           (0.43)      (0.48)   (0.96)     (0.18)    (0.37)    (0.49)    (0.43)    (0.48)

Total distributions                               (0.50)      (0.56)   (0.96)     (0.19)    (0.40)    (0.49)    (0.43)    (0.50)

Net asset value, end of period               $     6.26  $     6.45  $  3.71    $  5.38   $  5.80   $  5.21   $  6.26   $  6.45

Total return/2/                                     5.1%       44.8%  (13.51)%    (3.9)%     19.8%     (9.4)%    4.1%      28.9%

Ratios/supplemental data:
   Net assets, end of period (000s)          $1,132,041  $1,134,378  $20,986    $24,732   $26,965   $31,250   $39,294   $16,115

Ratios to average net assets/3/:
   Ratio of expenses to average net assets         1.25%       1.25%    2.13%      2.25%     2.25%     2.25%     2.25%     2.22%
   Ratio of net investment income (loss)
      to average net assets                        1.04%       1.38%    0.17%      0.16%     0.50%     0.06%     0.00%     0.30%

Portfolio turnover                                   31%         63%     187%        11%       16%       25%       31%       63%

Ratios of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/, /4/                                1.25%       1.25%    2.48%      2.25%     2.25%     2.25%     2.25%     2.22%

                                                       Stock Funds Prospectus 77

SIFE Specialized Financial Services Fund                    Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              ----------------------------------------------------------------
                                              CLASS C SHARES--COMMENCED
                                              ON MAY 1, 1997
                                              ----------------------------------------------------------------
                                              Sept. 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
For the period ended:                          2002/1/      2001       2000       1999       1998       1997
                                              ----------------------------------------------------------------
Net asset value, beginning of period          $  5.37     $ 5.79      $ 5.20    $ 6.24      $ 6.46     $ 5.41

Income from investment operations:
   Net investment income (loss)                  0.00       0.01        0.02      0.00        0.00       0.01
   Net realized and unrealized gain (loss)
      on investments                            (0.72)     (0.24)       0.96     (0.55)       0.21       1.54

Total from investment operations                (0.72)     (0.23)       0.98     (0.55)       0.21       1.55

Less distributions:
   Dividends from net investment income          0.00      (0.01)      (0.02)     0.00        0.00      (0.02)
   Distributions from net realized gain         (0.96)     (0.18)      (0.37)    (0.49)      (0.43)     (0.48)

Total distributions                             (0.96)     (0.19)      (0.39)    (0.49)      (0.43)     (0.50)

Net asset value, end of period                $  3.69     $ 5.37      $ 5.79    $ 5.20      $ 6.24     $ 6.46

Total return/2/                                (13.77)%     (3.9)%      19.8%     (9.3)%       3.6%      29.1%

Ratios/supplemental data:
   Net assets, end of period (000s)           $ 1,793     $2,071      $2,139    $3,197      $3,551     $1,320

Ratios to average net assets/3/:
   Ratio of expenses to average net assets       2.13%      2.25%       2.25%     2.25%       2.25%      2.25%
   Ratio of net investment income (loss) to
      average net assets                         0.17%      0.16%       0.50%     0.06%       0.00%      0.30%

Portfolio turnover                                187%        11%         16%       25%         31%        63%

Ratios of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/3/, /4/                              2.74%      2.25%       2.25%     2.25%       2.25%      2.25%

/1/  The Fund changed its fiscal year-end from December 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

78 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Allen J. Ayvazian

     ---------------------------------------------------------------------------

     Investment Objective

     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of the common stocks of U.S. and foreign companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth- oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

80 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              ------------------------------------------------------------------------
                                              CLASS A SHARES--COMMENCED
                                              ON SEPTEMBER 16, 1996
                                              ------------------------------------------------------------------------
                                              Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    Sept. 30,   March 31,
For the period ended:                           2002        2001        2000        1999         19981       1998
                                              ------------------------------------------------------------------------
Net asset value, beginning of period          $  13.23    $  43.48    $  26.23    $ 17.86      $ 25.62     $ 18.98

Income from investment operations:
   Net investment income (loss)                  (0.15)      (0.17)      (0.08)     (0.18)       (0.09)      (0.06)
   Net realized and unrealized gain
      (loss) on investments                      (3.36)     (22.23)      19.88       9.99        (7.67)       8.76

Total from investment operations                 (3.51)     (22.40)      19.80       9.81        (7.76)       8.70

Less distributions:
   Dividends from net investment income           0.00        0.00        0.00       0.00         0.00        0.00
   Distributions from net realized gain           0.00       (7.85)      (2.55)     (1.44)        0.00       (2.06)

Total distributions                               0.00       (7.85)      (2.55)     (1.44)        0.00       (2.06)

Net asset value, end of period                $   9.72    $  13.23    $  43.48    $ 26.23      $ 17.86     $ 25.62

Total return/3/                                 (26.53)%    (59.99)%     81.03%     58.81%      (30.29)%     47.03%

Ratios/supplemental data:
   Net assets, end of period (000s)           $ 74,937    $101,201    $203,164    $16,662      $10,899     $15,611

Ratios to average net assets/5/:
   Ratio of expenses to average net assets        1.40%       1.36%       1.29%      1.35%        1.36%       1.22%/2/
   Ratio of net investment income (loss) to
      average net assets                         (1.06)%     (0.86)%     (0.78)%    (0.92)%      (0.82)%     (0.43)%/2/

Portfolio turnover                                 221%        250%        263%       249%         110%    $   291%/2/

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4/, /5/                               1.74%       1.61%       1.86%      1.53%/2/     1.49%       1.57%/2/

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/ Ratio includes activity of the master portfolio prior to December 15, 1997. /3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.

                                                       Stock Funds Prospectus 81

Small Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              ---------------------------------------------
                                              CLASS B SHARES--COMMENCED
                                              ON SEPTEMBER 16, 1996
                                              ---------------------------------------------
                                              Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                            2002        2001        2000        1999
                                              ---------------------------------------------
Net asset value, beginning of period          $ 12.78     $ 42.33     $  25.72     $ 17.64

Income from investment operations:
   Net investment income (loss)                 (0.23)      (0.26)       (0.14)      (0.36)
   Net realized and unrealized gain
      (loss) on investments                     (3.22)     (21.66)       19.25        9.86

Total from investment operations                (3.45)     (21.92)       19.11        9.50

Less distributions:
   Dividends from net investment income          0.00        0.00         0.00        0.00
   Distributions from net realized gain          0.00       (7.63)       (2.50)      (1.42)

Total distributions                              0.00       (7.63)       (2.50)      (1.42)

Net asset value, end of period                $  9.33     $ 12.78     $  42.33     $ 25.72

Total return/3/                                (27.00)%    (60.30)%      79.74%      57.66%

Ratios/supplemental data:
   Net assets, end of period (000s)           $28,360     $44,832     $116,520     $18,718

Ratios to average net assets/5/
   Ratio of expenses to average net assets       2.15%       2.10%        2.04%       2.09%
   Ratio of net investment income (loss) to
      average net assets                        (1.81)%     (1.60)%      (1.53)%     (1.67)%

Portfolio turnover                                221%        250%         263%        249%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4/, /5/                              3.04%       2.32%        2.72%       2.29%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/ Ratio includes activity of the master portfolio prior to December 15, 1997. /3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.

82 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                            ----------------------------------------------------------------------------------------
                                                                    CLASS C SHARES--COMMENCED
                                                                    ON DECEMBER 15, 1997
                                            ----------------------------------------------------------------------------------------
                                            Sept. 30,  March 31,    Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  March 31,
For the period ended:                        1998/1/     1998         2002       2001       2000      1999       1998/1/     1998
                                            ----------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 25.38    $ 18.93      $ 12.77    $ 42.31    $ 25.71     $17.63    $ 25.38     $21.77

Income from investment operations:
   Net investment income (loss)               (0.18)     (0.11)       (0.25)     (0.27)     (0.08)     (0.39)     (0.18)     (0.08)
   Net realized and unrealized gain
      (loss) on investments                   (7.56)      8.61        (3.20)    (21.64)     19.18       9.89      (7.57)      3.69

Total from investment operations              (7.74)      8.50        (3.45)    (21.91)     19.10       9.50      (7.75)      3.61

Less distributions:
   Dividends from net investment income        0.00       0.00         0.00       0.00       0.00       0.00       0.00       0.00
   Distributions from net realized gain        0.00      (2.05)        0.00      (7.63)     (2.50)     (1.42)      0.00       0.00

Total distributions                            0.00      (2.05)        0.00      (7.63)     (2.50)     (1.42)      0.00       0.00

Net asset value, end of period              $ 17.64    $ 25.38      $  9.32    $ 12.77    $ 42.31     $25.71    $ 17.63     $25.38

Total return/3/                              (30.50)%    46.02%      (27.02)%   (60.31)%    79.72%     57.69%    (30.54)%    16.58%

Ratios/supplemental data:
   Net assets, end of period (000s)         $13,071    $15,320      $ 7,742    $10,856    $28,018     $1,711    $ 1,426     $2,495

Ratios to average net assets/5/
   Ratio of expenses to average net assets     2.11%      1.92%/2/     2.15%      2.10%      2.04%      2.10%      2.11%      2.10%
   Ratio of net investment income (loss)
      to average net assets                   (1.56)%    (1.13)%/2/   (1.81)%    (1.60)%    (1.53)%    (1.68)%    (1.56)%    (1.17)%

Portfolio turnover                              110%       291%/2/      221%       250%       263%       249%       110%       291%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4/, /5/                            2.13%      2.21%/2/     2.66%      2.18%      2.44%      2.68%      2.71%      2.66%

                                                       Stock Funds Prospectus 83

Small Company Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Small Company Value Fund seeks to provide long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund's investment strategy on small-capitalization stocks.

     In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

84 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS A SHARES--   CLASS B SHARES--   CLASS C SHARES--
                                                  COMMENCED ON       COMMENCED ON       COMMENCED ON
                                                JANUARY 31, 2002   JANUARY 31, 2002   AUGUST 30, 2002
                                                ------------------------------------------------------
                                                    Sept. 30,          Sept. 30,          Sept. 30,
For the period ended:                                 2002               2002               2002
                                                ------------------------------------------------------
Net asset value, beginning of period                $ 10.00             $10.00             $ 9.05

Income from investment operations:
   Net investment income (loss)                        0.00              (0.03)              0.00
   Net realized and unrealized gain (loss)
      on investments                                  (1.57)             (1.59)              (0.67)

Total from investment operations                      (1.57)             (1.62)             (0.67)

Less distributions:
   Dividends from net investment income                0.00               0.00              0.00
   Distributions from net realized gain                0.00               0.00              0.00

Total distributions                                    0.00               0.00              0.00

Net asset value, end of period                      $  8.43             $ 8.38             $ 8.38

Total return/1/                                      (15.70)%           (16.20)%            (7.40)%

Ratios/supplemental data:
   Net assets, end of period (000s)                 $ 4,276             $4,860             $   59

Ratios to average net assets/3/:
   Ratio of expenses to average net assets/4/          1.38%              2.14%              2.20%
   Ratio of net investment income (loss)
      to average net assets                            0.00%             (0.74)%             0.68%

Portfolio turnover/5/                                    98%                98%                98%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /3/, /4/                               2.32%              3.46%              7.48%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/5/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                       Stock Funds Prospectus 85

Specialized Health Sciences Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Michael Dauchot, M.D. is the lead portfolio manager and is supported by Dresdner RCM Global Investors LLC's Health Care Team.

     ---------------------------------------------------------------------------

     Investment Objective

     The Specialized Health Sciences Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek long-term capital appreciation by investing principally in equity securities of U.S. and foreign health sciences companies. We invest in equity securities of health sciences companies based in at least three countries, including the U.S. We define health sciences companies as those with revenues primarily generated by health care, medicine and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in securities of health sciences companies;

     .    up to 30% of total assets in foreign investments;

     . up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase; and

     . principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

86 Stock Funds Prospectus

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. The Fund concentrates its investments in the health sciences sector, typically pharmaceutical, research and development, biotechnology, health care and health maintenance organizations, and health care-related products and services companies. Because of its focus in the health sciences sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 87

Specialized Health Sciences Fund                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS A SHARES--       CLASS B SHARES--        CLASS C SHARES--
                                             COMMENCED ON           COMMENCED ON            COMMENCED ON
                                             APRIL2, 2001           APRIL2, 2001            APRIL2, 2001
                                             --------------------------------------------------------------------
                                             Sept.30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                          2002       2001         2002        2001       2002       2001
                                             --------------------------------------------------------------------
Net asset value, beginning of period         $  9.70     $ 10.00    $  9.66     $ 10.00     $  9.66      $10.00

Income from investment operations:

   Net investment income (loss)                (0.10)      (0.03)     (0.17)      (0.06)      (0.18)      (0.06)
   Net realized and unrealized gain (loss)
      on investments                           (1.79)      (0.27)     (1.77)      (0.28)      (1.75)      (0.28)

Total from investment operations               (1.89)      (0.30)     (1.84)      (0.34)      (1.93)      (0.34)

Less distributions:
   Dividends from net investment income         0.00        0.00       0.00        0.00        0.00        0.00
   Distributions from net realized gain         0.00        0.00       0.00        0.00        0.00        0.00

Total distributions                             0.00        0.00       0.00        0.00        0.00        0.00

Net asset value, end of period               $  7.81     $  9.70    $  7.72     $  9.66     $  7.73      $ 9.66

Total return/1/                               (19.48)%     (3.00)%   (20.08)%     (3.40)%    (19.98)%     (3.40)%

Ratios/supplemental data:
   Net assets, end of period (000s)          $12,217     $12,331    $15,576     $16,320     $ 2,051      $2,277

Ratios to average net assets/3/:
   Ratio of expenses to average net assets      1.65%       1.65%      2.40%       2.40%       2.40%       2.40%
   Ratio of net investment income (loss)
      to average net assets                    (1.07)%     (0.95)%    (1.82)%     (1.67)%     (1.82)%     (1.71)%

Portfolio turnover                               138%         48%       138%         48%        138%         48%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /3/                             1.92%       2.66%      2.87%       3.46%       3.03%       3.99%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.

88 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Specialized Technology Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Walter C. Price, Jr., CFA is the lead portfolio manager and is supported by Dresdner RCM Global Investors LLC's Technology Research Team.

     ---------------------------------------------------------------------------

     Investment Objective

     The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in securities of technology companies;

     .    up to 50% of total assets in foreign securities;

     . up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

     . primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

     . principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

     We may hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

90 Stock Funds Prospectus

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund's investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

     Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 94. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 91

Specialized Technology Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              CLASS A SHARES--COMMENCED
                                              ON SEPTEMBER 18, 2000
                                              ---------------------------------
                                              Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                            2002        2001        2000
                                              ---------------------------------
Net asset value, beginning of period          $  3.02     $ 10.11     $ 10.00

Income from investment operations:
   Net investment income (loss)                 (0.06)      (0.02)       0.00
   Net realized and unrealized gain (loss)
      on investments                            (0.73)      (7.07)       0.11

Total from investment operations                (0.79)      (7.09)       0.11

Less distributions:
   Dividends from net investment income          0.00        0.00        0.00
   Distributions from net realized gain          0.00        0.00        0.00

Total distributions                              0.00        0.00        0.00

Net asset value, end of period                   2.23     $  3.02     $ 10.11

Total return/1/                                (26.16)%    (70.13)%      1.10%

Ratios/supplemental data:
   Net assets, end of period (000s)           $13,559     $22,946     $42,626

Ratios to average net assets/3/:
   Ratio of expenses to average net assets       1.75%       1.75%       1.75%
   Ratio of net investment income (loss) to
      average net assets                        (1.37)%     (0.47)%     (0.13)%

Portfolio turnover                                388%        773%          7%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /3/                              2.47%       2.00%       2.02%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.

92 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                              CLASS B SHARES--COMMENCED           CLASS C SHARES--COMMENCED
                                              ON SEPTEMBER 18, 2000                ON SEPTEMBER 18, 2000
                                              ---------------------------------------------------------------------
                                              Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                           2002        2001        2000        2002         2001       2000
                                              ---------------------------------------------------------------------
Net asset value, beginning of period          $  3.00     $ 10.11     $ 10.00     $  3.00     $ 10.11     $ 10.00

Income from investment operations:
   Net investment income (loss)                 (0.08)      (0.06)       0.00       (0.08)      (0.06)       0.00
   Net realized and unrealized gain (loss)
      on investments                            (0.73)      (7.05)       0.11       (0.73)      (7.05)       0.11

Total from investment operations                (0.81)      (7.11)       0.11       (0.81)      (7.11)       0.11

Less distributions:
   Dividends from net investment income          0.00        0.00        0.00        0.00        0.00        0.00
   Distributions from net realized gain          0.00        0.00        0.00        0.00        0.00        0.00

Total distributions                              0.00        0.00        0.00        0.00        0.00        0.00

Net asset value, end of period                $  2.19     $  3.00     $ 10.11     $  2.19       $3.00     $ 10.11

Total return/1/                                (27.00)%    (70.33)%      1.10%     (27.00)%    (70.33)%      1.10%

Ratios/supplemental data:
   Net assets, end of period (000s)           $20,949     $34,218     $52,958     $ 4,295     $ 7,320     $14,176

Ratios to average net assets/3/:
   Ratio of expenses to average net assets       2.50%       2.50%       2.50%       2.50%       2.50%       2.50%
   Ratio of net investment income (loss) to
      average net assets                        (2.12)%     (1.24)%     (0.88)%     (2.12)%     (1.22)%     (0.90)%

Portfolio turnover                                388%        773%          7%        388%        773%          7%

Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/, /3/                              3.46%       2.72%       2.77%       3.16%       2.66%       2.77%

                                                       Stock Funds Prospectus 93

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Certain Funds, such as the Montgomery Mid Cap Growth Fund, Montgomery Small Cap Fund, Small Cap Growth Fund, and Specialized Technology Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

94 Stock Funds Prospectus

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

                                                       Stock Funds Prospectus 95

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

96 Stock Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                                  LARGE       LARGE
                                                   DIVERSIFIED  EQUITY  EQUITY          GROWTH  INTERNATIONAL      CAP       COMPANY
                                                     EQUITY     INCOME  INDEX   GROWTH  EQUITY     EQUITY      APPRECIATION  GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE         PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow       Leverage Risk               .          .       .       .       .          .              .          .
money for temporary
purposes (e.g. to meet
shareholder redemptions).

Emerging Market Securities

Securities of companies     Emerging Market,
based in countries          Foreign Investment,
considered developing or    Regulatory, Liquidity
to have "emerging" stock    and Currency Risk           .                                  .          .
markets. Generally, these
securities have the same
type of risks as foreign
securities, but to a
higher degree.

Foreign Securities

Equity securities issued    Foreign Investment,
by a non-U.S. company,      Regulatory, Liquidity
which may be in the form    and Currency Risk           .                          .       .          .                         .
of an ADR or similar
investment.

Forward
Commitment, When-Issued
and Delayed Delivery
Transactions

Securities bought or sold   Interest Rate,
for delivery at a later     Leverage and Credit
date or bought or sold      Risk
for a fixed price at a
fixed date.

Illiquid Securities

A security which may not    Liquidity Risk
be sold or disposed of in
the ordinary course of
business within seven                                   .          .               .       .          .              .          .
days at the value
determined by the
Fund. Limited to 15% of
net assets.

Loans of Portfolio
Securities

The practice of loaning     Counter-Party
securities to               and Leverage
brokers, dealers and        Risk
financial institutions to
increase returns on those
securities. Loans may be                                .          .       .       .       .          .              .          .
made up to 1940 Act
limits (currently
one-third of total
assets, including the
value of the collateral
received).

                                                   MONTGOMERY  MONTGOMERY                 SIFE
                                                    EMERGING      MID      MONTGOMERY  SPECIALIZED
                                                    MARKETS       CAP        SMALL      FINANCIAL
                                                     FOCUS       GROWTH      CAP        SERVICES
--------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE         PRINCIPAL RISK(S)
--------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow       Leverage Risk               .           .           .            .
money for temporary
purposes (e.g. to meet
shareholder redemptions).

Emerging Market Securities

Securities of companies     Emerging Market,
based in countries          Foreign Investment,
considered developing or    Regulatory, Liquidity
to have "emerging" stock    and Currency Risk           .
markets. Generally, these
securities have the same
type of risks as foreign
securities, but to a
higher degree.

Foreign Securities

Equity securities issued    Foreign Investment,
by a non-U.S. company,      Regulatory, Liquidity
which may be in the form    and Currency Risk           .
of an ADR or similar
investment.

Forward
Commitment, When-Issued
and Delayed Delivery
Transactions

Securities bought or sold   Interest Rate,
for delivery at a later     Leverage and Credit
date or bought or sold      Risk                                                             .
for a fixed price at a
fixed date.

Illiquid Securities

A security which may not    Liquidity Risk
be sold or disposed of in
the ordinary course of
business within seven                                   .           .           .            .
days at the value
determined by the
Fund. Limited to 15% of
net assets.

Loans of Portfolio
Securities

The practice of loaning     Counter-Party
securities to               and Leverage
brokers, dealers and        Risk
financial institutions to
increase returns on those
securities. Loans may be                                .           .           .            .
made up to 1940 Act
limits (currently
one-third of total
assets, including the
value of the collateral
received).

                                                   SMALL    SMALL   SPECIALIZED
                                                    CAP    COMPANY    HEALTH     SPECIALIZED
                                                   GROWTH   VALUE    SCIENCES    TECHNOLOGY
--------------------------------------------------------------------------------------------
INVESTMENT PRACTICE         PRINCIPAL RISK(S)
--------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow       Leverage Risk             .        .         .            .
money for temporary
purposes (e.g. to meet
shareholder redemptions).

Emerging Market Securities

Securities of companies     Emerging Market,
based in countries          Foreign Investment,
considered developing or    Regulatory, Liquidity
to have "emerging" stock    and Currency Risk                            .            .
markets. Generally, these
securities have the same
type of risks as foreign
securities, but to a
higher degree.

Foreign Securities

Equity securities issued    Foreign Investment,
by a non-U.S. company,      Regulatory, Liquidity
which may be in the form    and Currency Risk         .                   .           .
of an ADR or similar
investment.

Forward
Commitment, When-Issued
and Delayed Delivery
Transactions

Securities bought or sold   Interest Rate,
for delivery at a later     Leverage and Credit
date or bought or sold      Risk
for a fixed price at a
fixed date.

Illiquid Securities

A security which may not    Liquidity Risk
be sold or disposed of in
the ordinary course of
business within seven                                 .        .         .            .
days at the value
determined by the
Fund. Limited to 15% of
net assets.

Loans of Portfolio
Securities

The practice of loaning     Counter-Party
securities to               and Leverage
brokers, dealers and        Risk
financial institutions to
increase returns on those
securities. Loans may be                              .        .          .           .
made up to 1940 Act
limits (currently
one-third of total
assets, including the
value of the collateral
received).

                                                       Stock Funds Prospectus 97

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

                                                                                                                 LARGE       LARGE
                                                  DIVERSIFIED  EQUITY  EQUITY          GROWTH  INTERNATIONAL      CAP       COMPANY
                                                    EQUITY     INCOME  INDEX   GROWTH  EQUITY     EQUITY      APPRECIATION  GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE         PRINCIPAL RISK(S)
-----------------------------------------------------------------------------------------------------------------------------------
Options

The right or obligation     Leverage and
to receive or deliver a     Liquidity Risk
security or cash payment
depending on the
security's price or the
performance of an index
or benchmark. Types of                                  .         .       .       .
options used may include:
options on securities,
options on a stock
index, stock index futures
and options on stock
index futures to protect
liquidity and portfolio
value.

Other Mutual Funds

Investments by the Fund     Market Risk
in shares of other mutual
funds, which will cause
Fund shareholders to bear                               .         .       .       .       .           .             .           .
a pro rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

Privately Issued
Securities

Securities that are not     Liquidity Risk
publicly traded but which
may or may not be resold                                .         .       .       .       .           .             .           .
in accordance with Rule
144A under the Securities
Act of 1933.

Repurchase Agreements

A transaction in which      Counter-Party Risk
the seller of a security
agrees to buy back a
security at an agreed                                   .         .       .       .       .           .             .           .
upon time and
price, usually with
interest.

Small Company Securities

Investments in small        Small Company
companies, which may be     Investment, Market
less liquid and more        and Liquidity Risk          .                                 .           .
volatile than investments
in larger companies.

                                                  MONTGOMERY  MONTGOMERY                 SIFE
                                                   EMERGING      MID      MONTGOMERY  SPECIALIZED
                                                   MARKETS       CAP        SMALL      FINANCIAL
                                                    FOCUS       GROWTH       CAP       SERVICES
-------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE         PRINCIPAL RISK(S)
-------------------------------------------------------------------------------------------------
Options

The right or obligation     Leverage and
to receive or deliver a     Liquidity Risk
security or cash payment
depending on the
security's price or the
performance of an index
or benchmark. Types of                                 .           .          .            .
options used may include:
options on securities,
options on a stock
index, stock index futures
and options on stock
index futures to protect
liquidity and portfolio
value.

Other Mutual Funds

Investments by the Fund     Market Risk
in shares of other mutual
funds, which will cause
Fund shareholders to bear                              .           .          .             .
a pro rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

Privately Issued
Securities

Securities that are not     Liquidity Risk
publicly traded but which
may or may not be resold                               .           .          .             .
in accordance with Rule
144A under the Securities
Act of 1933.

Repurchase Agreements

A transaction in which      Counter-Party Risk
the seller of a security
agrees to buy back a
security at an agreed                                  .           .          .             .
upon time and
price, usually with
interest.

Small Company Securities

Investments in small        Small Company
companies, which may be     Investment, Market
less liquid and more        and Liquidity Risk                                .
volatile than investments
in larger companies.

                                                  SMALL    SMALL   SPECIALIZED
                                                   CAP    COMPANY    HEALTH     SPECIALIZED
                                                  GROWTH   VALUE    SCIENCES    TECHNOLOGY
-------------------------------------------------------------------------------------------
INVESTMENT PRACTICE         PRINCIPAL RISK(S)
-------------------------------------------------------------------------------------------
Options

The right or obligation     Leverage and
to receive or deliver a     Liquidity Risk
security or cash payment
depending on the
security's price or the
performance of an index
or benchmark. Types of                                                  .            .
options used may include:
options on securities,
options on a stock
index, stock index futures
and options on stock
index futures to protect
liquidity and portfolio
value.

Other Mutual Funds

Investments by the Fund     Market Risk
in shares of other mutual
funds, which will cause
Fund shareholders to bear                            .       .          .            .
a pro rata portion of the
other fund's expenses, in
addition to the expenses
paid by the Fund.

Privately Issued
Securities

Securities that are not     Liquidity Risk
publicly traded but which
may or may not be resold                             .       .          .            .
in accordance with Rule
144A under the Securities
Act of 1933.

Repurchase Agreements

A transaction in which      Counter-Party Risk
the seller of a security
agrees to buy back a
security at an agreed                                .       .          .            .
upon time and
price, usually with
interest.

Small Company Securities

Investments in small        Small Company
companies, which may be     Investment, Market
less liquid and more        and Liquidity Risk       .       .          .            .
volatile than investments
in larger companies.

98 Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                         Supervises the Funds' activities
--------------------------------------------------------------------------------
             INVESTMENT ADVISER                        CUSTODIAN
--------------------------------------------------------------------------------

Wells Fargo Funds Management, LLC         Wells Fargo Bank Minnesota, N.A.
525 Market St.                            6th St.& Marquette
San Francisco, CA                         Minneapolis, MN

Manages the Funds' investment activities  Provides safekeeping for the Funds'
                                          assets

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------
                                 Varies by Fund
                Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                                 SHAREHOLDER
                                                      TRANSFER                    SERVICING
       ADMINISTRATOR                                    AGENT                       AGENTS
----------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC        Boston Financial Data Services, Inc.    Various Agents
525 Market St.                           Two Heritage Dr.
San Francisco, CA                        Quincy, MA

Manages the Funds' business activities   Maintains records of shares and        Provide services
                                         supervises the paying of dividends     to customers
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
        Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 99

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of March 31, 2003, Funds Management and its affiliates managed over $183 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Diversified Equity and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements

     Under the investment advisory contract for the Equity Income, Large Cap Appreciation, Large Company Growth, and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for all of the gateway Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this agreement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for the Montgomery Emerging Markets Focus and Montgomery Small Cap Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board

100  Stock Funds Prospectus
     that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Advisers

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105,is the sub-adviser for the Equity Index, Growth, International Equity, Montgomery Emerging Markets Focus, Montgomery Mid Cap Growth, Montgomery Small Cap, SIFE Specialized Financial Services, and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of March 31, 2003, Wells Capital Management managed assets aggregating in excess of $114 billion.

     Dresdner RCM Global Investors LLC ("Dresdner"), wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is wholly owned by Dresdner Bank AG, a subsidiary of Allianz AG. Dresdner is the sub-adviser for the Specialized Health Sciences and Specialized Technology Funds, and is responsible for the day-to-day investment management activities of the Funds. As of March 31, 2003, Dresdner and its affiliates managed over $40 billion in assets.

     Cadence Capital Management ("Cadence"), Peregrine Capital
     Management, Inc. ("Peregrine"), Smith Asset Management Group, L.P. ("Smith Group"), and Wells Capital Management are investment sub-advisers to the master portfolios in which the gateway funds invest. In this capacity, the sub- advisers are responsible for the day-to-day investment management activities of the master portfolios.

     Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of March 31, 2003, Cadence managed approximately $4.2 billion in assets.

     Peregrine, a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A. located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of March 31, 2003, Peregrine managed approximately $9.3 billion in assets.

                                                      Stock Funds Prospectus 101

Organization and Management of the Funds
--------------------------------------------------------------------------------

     Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of March 31, 2003, the Smith Group managed over $598 million in assets.

     Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity, Small Cap Basic Value and Small Cap Index Portfolios.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan

     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

102 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a front-end sales charge and a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

     Class B shares are available for all the Funds in this Prospectus. Class C shares are available for all Funds except the Equity Index and Growth Funds. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

     Orders for Class B shares of $250,000 or more either will be treated as orders for Class A shares or will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule

     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

104 Stock Funds Prospectus

     ---------------------------------------------------------------------------
     CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     ---------------------------------------------------------------------------

                              FRONT-END SALES   FRONT-END SALES
                                CHARGE AS %       CHARGE AS %
             AMOUNT              OF PUBLIC       OF NET AMOUNT
          OF PURCHASE         OFFERING PRICE       INVESTED
     ----------------------   ---------------   ---------------
     Less than $50,000            5.75%             6.10%

     $50,000 to $99,999           4.75%             4.99%

     $100,000 to $249,999         3.75%             3.90%

     $250,000 to $499,999         2.75%             2.83%

     $500,000 to $999,999         2.00%             2.04%

     $1,000,000 and over/1/       0.00%             0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs on Class A shares are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule

     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     ---------------------------------------------------------------------------
     CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS
     -------------------------------------------------------------------------------------------------
     CDSC                 5.00%    4.00%     3.00%     3.00%      2.00%     1.00%    0.00%    A shares

     The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gains, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                      Stock Funds Prospectus 105

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC
     SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS    7 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   --------
     CDSC                 5.00%    4.00%     3.00%     3.00%     2.00%     1.00%    A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS    7 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   --------
     CDSC                 3.00%    2.00%     1.00%     1.00%     0.00%     0.00%    A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS    7 YEARS    8 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   --------   --------
     CDSC                 4.00%    3.00%     3.00%     2.00%     2.00%     1.00%      0.00%    A shares

     If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share Sales Charges

     If you choose Class C shares, you will pay the POP (NAV plus the 1.00% sales charge) and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. As a percentage of the net amount invested, the front-end sales charge effectively is 1.01%. Class C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the Funds' distributor to waive this charge. The distributor pays sales commissions of up to 1.00% to such broker-dealers and up to 2.00% to other selling agents at the time of sale, and up to 1.00% annually to all selling agents thereafter.

106 Stock Funds Prospectus

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gains, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to charge the higher ongoing expenses.

                                                      Stock Funds Prospectus 107

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions

     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     . a trustee or fiduciary purchasing for a single fiduciary relationship; or

     . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                     How a Letter of Intent Can Save You Money!

          If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

     Class C Share Reductions

     You pay no sales charge on Class C shares you purchase with the proceeds of a redemption of Class C shares or Wealthbuilder Portfolios within 120 days of the redemption date.

108 Stock Funds Prospectus

     Class B and Class C Share CDSC Waivers

     . You pay no CDSC on Fund shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

     . We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .    We waive the Class C share CDSC for certain types of accounts.

     . For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares within the first year of purchase, no CDSC is imposed on withdrawals that meet all of the following circumstances:

          . withdrawals are made by participating in the Systematic Withdrawal Program; and

          . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds (including any predecessor funds);

          .    Wells Fargo & Company and its affiliates; and

          .    family members of any of the above.

     .    Current employees of:

          .    Stephens Inc. and its affiliates;

          .    broker-dealers who act as selling agents; and

          . immediate family members (spouse, sibling, parent or child) of any of the above.

     . Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

     Contact your selling agent for further information.

                                                      Stock Funds Prospectus 109

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     You also may buy Class A and Class C shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

     FUND                                                      CLASS B   CLASS C
     -----------------------------------                       -------   -------
     Diversified Equity                                         0.75%     0.75%

     Equity Income                                              0.75%     0.75%

     Equity Index                                               0.75%      N/A

     Growth Fund                                                0.75%      N/A

     Growth Equity                                              0.75%     0.75%

     International Equity                                       0.75%     0.75%

     Large Cap Appreciation                                     0.75%     0.75%

     Large Company Growth                                       0.75%     0.75%

     Montgomery Emerging Markets Focus                          0.75%     0.75%

     Montgomery Mid Cap Growth                                  0.75%     0.75%

     Montgomery Small Cap                                       0.75%     0.75%

     SIFE Specialized Financial Services                        0.75%     0.75%

     Small Cap Growth                                           0.75%     0.75%

     Small Company Value                                        0.75%     0.75%

     Specialized Health Sciences                                0.75%     0.75%

     Specialized Technology                                     0.75%     0.75%

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

110 Stock Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . You may exchange Class B shares of any Fund for Money Market Fund Class B shares. Class B share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges may be made between like share classes. Class C shares may be exchanged for Class C shares of other non-money market Funds or for Class A shares of money market Funds. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market Funds. Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern. The Montgomery Emerging Markets Focus Fund imposes a 2.00% redemption fee on class A shares that are exchanged within three months of purchase.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                                                      Stock Funds Prospectus 111

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m.(ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m.(ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares

     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

112 Stock Funds Prospectus

     In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares.

     Minimum Investments

     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

     Small Account Redemptions

     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

     Redemption Fee

     For the Montgomery Emerging Markets Focus Fund, a 2.00% redemption fee will be assessed on the NAV of Class A shares redeemed or exchanged within three months after purchase and will be deducted from the redemption proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee will be retained by the Fund.

                                                      Stock Funds Prospectus 113

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Equity Fund, Class B. " Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

     .    Mail to: Wells Fargo Funds      Overnight Mail Only: Wells Fargo Funds
                   P.O. Box 8266                               ATTN: CCSU-Boston Financial
                   Boston, MA 02266-826                        66 Brooks Drive
                                                               Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .    Enclose the payment stub/card from your statement if available.

     .    Mail to: Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

114 Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY WIRE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .    All purchases must be made with U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN: CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust      Attention:
                                    Boston, MA                     Wells Fargo Funds (Name
                                                                   of Fund, Account Number,
                                    Bank Routing Number:           and Share Class)
                                    ABA 011000028
                                                                   Account Name:
                                    Wire Purchase Account Number:  (Registration Name
                                    9905-437-1                     Indicated on Application)

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:            State Street Bank & Trust      Attention:
                                    Boston, MA                     Wells Fargo Funds (Name
                                                                   of Fund, Account Number,
                                    Bank Routing Number:           and Share Class)
                                    ABA 011000028
                                                                   Account Name:
                                    Wire Purchase Account Number:  (Registration Name
                                    9905-437-1                     Indicated on Account)

                                                      Stock Funds Prospectus 115

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

     To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

     To buy into a new Fund, visit our website at www.wellsfargofunds.com, and click on Mutual Fund Access for Shareholders to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, visit our website at www.wellsfargofunds.com, and click on Mutual Fund Access for Shareholders to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.

116 Stock Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to: Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                      Stock Funds Prospectus 117

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------

     . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

     . Visit our website at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .    Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

118 Stock Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

     . Systematic Purchase Program-- With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Program-- With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program-- With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have a Fund account valued at $10,000 or more; and

          .    must have your distributions reinvested.

     It can take up to ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions

     The Equity Income Fund and the SIFE Specialized Financial Services Fund make distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually.

     We offer the following distribution options:

          . Automatic Reinvestment Option-- Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

          . Check Payment Option-- Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

          . Bank Account Payment Option-- Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

          . Directed Distribution Purchase Option-- Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                      Stock Funds Prospectus 119

Additional Services and Other Information
--------------------------------------------------------------------------------

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to you substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders should generally qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 6, 2003. Also, a Fund's distributions to individual shareholders attributable to the Fund's dividends received from U.S. and certain foreign corporations after December 31, 2002 will generally be treated as net long-term capital gain, as long as certain other requirements are met.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the International Equity Fund and the Montgomery Emerging Markets Focus Fund may be eligible for an election, but we can't assure you that either Fund will make the election for a year. It is not expected that any other Funds in this Prospectus will be eligible for this election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

120 Stock Funds Prospectus

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

                                                      Stock Funds Prospectus 121

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                       OBJECTIVE
--------------------------------------------------------------------------------

Disciplined Growth Portfolio    The Portfolio seeks capital appreciation by
                                investing primarily in common stocks of larger companies.

Equity Income Portfolio         The Portfolio seeks long-term capital
                                appreciation and above-average dividend income.

Index Portfolio                 The Portfolio seeks to replicate the return of
                                the S&P 500 Index.

International Equity            The Portfolio seeks total return, with an
Portfolio                       emphasis on capital appreciation over the long
                                term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation          The Portfolio seeks long-term capital
Portfolio                       appreciation.

Large Company Growth            The Portfolio seeks long-term capital
Portfolio                       appreciation by investing primarily in large,
                                high-quality domestic companies that the adviser believes have superior growth potential.

Small Cap Basic Value           The Portfolio seeks long-term capital
Portfolio                       appreciation by investing principally in common
                                stocks of smaller companies.

Small Cap Index Portfolio       The Portfolio seeks to replicate the total
                                return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth            The Portfolio seeks long-term capital
Portfolio                       appreciation by investing in smaller domestic
                                companies.

Small Company Value             The Portfolio seeks long-term capital
Portfolio                       appreciation.

122 Stock Funds Prospectus

     ---------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
     ---------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     In making investment decisions for the Portfolio, we apply a fundamentals-driven, value-oriented analysis that evaluates quantitative criteria such as operating profit levels, valuation and return on capital. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization- weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                      Stock Funds Prospectus 123

Portfolio Managers
--------------------------------------------------------------------------------

     Allen J. Ayvazian

     Small Cap Growth Fund since 2003
     Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Small Cap Growth Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

     William B. Bannick, CFA

     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Mr. Bannick joined Cadence Capital Management in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Fund. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     David B. Breed, CFA

     Diversified Equity Fund since 2001
     Large Cap Appreciation Fund since 2001
     Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence. He has managed separate equity accounts and has led the team of portfolio managers and analysts there since 1988. He earned his BA in Finance from the University of Massachusetts, and his MBA in Finance from the Wharton School of Business.

     Katherine A. Burdon, CFA

     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Ms. Burdon joined Cadence Capital Management in 1993 where she is a Managing Director and Senior Portfolio Manager. Ms. Burdon has 19 years of investment experience and is a co-manager of the Large Cap Appreciation Fund. She earned her BS in Biology at Stanford University and an MS in Accounting at Northeastern University. Ms. Burdon is also a Certified Public Accountant.

     Frank Chiang

     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

     Tasso H. Coin, Jr., CFA

     Diversified Equity Fund and its predecessor since 1995
     Growth Equity Fund and its predecessor since 1995
     Small Company Value Fund since 2002
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

124 Stock Funds Prospectus

     John S. Dale, CFA

     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Michael Dauchot, M.D.

     Specialized Health Sciences Fund since 2001
     Dr. Dauchot is a Director of Dresdner RCM Global Investors, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana. He earned his BA in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. from the University of Cincinnati College of Medicine, and his MBA from the J.L. Kellogg School of Management at Northwestern University.

     Gary J. Dunn, CFA

     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He had been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Gregory T. Genung, CFA

     Diversified Equity Fund since 2002
     Equity Index Fund since 2002
     Growth Equity Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     Daniel J. Hagen

     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Small Company Growth Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffrey, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

                                                      Stock Funds Prospectus 125

Portfolio Managers
--------------------------------------------------------------------------------

     Kirk Hartman

     SIFE Specialized Financial Services Fund since 2003
     Mr. Hartman joined Wells Capital Management in 2002 as the Director of Portfolio Management. Prior to joining Wells Capital Management, Mr. Hartman was the Managing Director of Fixed Income at Banc of America Capital Management since 1995. Mr. Hartman earned his BA from Amherst College, his MA from the University of Chicago and his MBA from Northwestern University.

     Josephine Jimenez, CFA

     International Equity Fund since 2003
     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez earned her
     M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

     Stephen M. Kensinger, CFA

     Growth Fund since 2003
     Mr. Kensinger joined Wells Capital Management in 1999. He serves as a Managing Director of Wells Capital Management and as a co-manager of the Growth Fund. He has over ten years of accumulated experience with the firm including service from the mid 1980's though 1994 with Norwest Investment Management. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

     Deborah J. Meacock, CFA

     Growth Fund since 2001
     Ms. Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. She is the Managing Director of the Large Cap Growth team. As strategy leader, she oversees the fundamental analysis and portfolio construction of the Growth Fund as well as the Premier Growth style implemented in separately managed institutional accounts. Ms. Meacock earned her undergraduate degree in Education/French from Oxford University in England.

     Robert B. Mersky, CFA

     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

126 Stock Funds Prospectus

     Gary E. Nussbaum, CFA

     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Jerome "Cam" Philpott, CFA

     Montgomery Mid Cap Growth Fund and its predecessor since 2001
     Montgomery Small Cap Fund and its predecessor since 1993
     Small Cap Growth Fund since 2003
     Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his MBA from the Darden School at the University of Virginia and his BA in Economics from Washington and Lee University.

     Douglas N. Pratt, CFA

     Growth Equity Fund since 2002
     Mr. Pratt joined Wells Capital Management in 2002 as the manager of the Small Cap Basic Value Portfolio and has managed equity portfolios since 1992. Prior to joining Wells Capital Management, Mr. Pratt was a portfolio manager at Willow Capital, LLC since 1996, where he founded and managed a long/short equity hedge fund. Mr. Pratt earned his AB in English Literature at Brown University and a double MBA in finance and accounting from Columbia University.

     Walter C. Price, Jr., CFA

     Specialized Technology Fund since 2000
     Mr. Price joined Dresdner RCM Global Investors in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his BS with Honors in Electrical Engineering from M.I.T. and his BS and MS in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

     Douglas G. Pugh, CFA

     Diversified Equity Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Company Value Fund since 2001
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

                                                      Stock Funds Prospectus 127

Portfolio Managers
--------------------------------------------------------------------------------

     David L. Roberts, CFA

     Diversified Equity Fund and its predecessor since 1989

     Equity Income Fund and its predecessor since 1989

     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stuart Roberts

     Montgomery Mid Cap Growth Fund and its predecessor fund since 2001

     Montgomery Small Cap Fund and its predecessor fund since 1990

     Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management for the Small Cap Fund since its inception in 1990. In 2001, he became a portfolio manager for the Montgomery Mid Cap Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and a BA in Economics from Bowdoin College.

     Stephen S. Smith, CFA

     Diversified Equity Fund and its predecessor since 1997

     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Michael J. Stead

     SIFE Specialized Financial Services Fund and its predecessor since 1995

     Mr. Stead joined Wells Capital Management in February 2002, and previously had been a portfolio manager for SIFE Trust Fund, where he managed the predecessor portfolio to the Fund since May 1995. Prior to joining SIFE, Mr. Stead was employed by Bank of America, as the Senior Credit Officer for the Global Markets Division. Mr. Stead received his undergraduate degree in Economics in 1977, and his MBA in 1982, both from German University Fachhochschule Aachen.

     Paul E. von Kuster, CFA

     Diversified Equity Fund and its predecessor since 1988

     Growth Equity Fund and its predecessor since 1989

     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

128 Stock Funds Prospectus

     Laurie R. White

     Diversified Equity Fund and its predecessor since 1996

     Equity Index Fund and its predecessor since 1999

     Growth Equity Fund and its predecessor since 1998

     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA

     Diversified Equity Fund since 2001

     Growth Equity Fund since 2001

     International Equity Fund since 2001

     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J. L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

                                                      Stock Funds Prospectus 129

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depository Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depository Receipts and Global Depository Receipts.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

An increase in the value of a security. See also "total return."

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income and/or realized capital gains made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

130 Stock Funds Prospectus

     Emerging Market Securities

     Emerging market securities are securities:(1) issued by companies with their principal place of business or principal office in an emerging market country;(2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund

     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Hedge

     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security

     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Initial Public Offering

     The first time a company's stock is offered for sale to the public.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Public Offering Price ("POP")

     The NAV with the sales load added.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

                                                      Stock Funds Prospectus 131

Glossary
--------------------------------------------------------------------------------

     Russell 1000 Index

     An index comprised of 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid-to large-cap index.

     Russell 2000 Index

     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Russell Midcap(R) Index

     An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

     Selling Agent

     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee

     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index

     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number

     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Turnover Ratio

     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued

     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants

     The right to buy a stock at a set price for a set time.

132 Stock Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call:1-800-222-8222

Write to:

Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009;or
by electronic request at publicinfo@sec.gov
Call:1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P003 (6/03)   -----------------------------------------------------
ICA Reg.No.   NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
811-09253     -----------------------------------------------------
#527076
                                             [GRAPHIC] Printed on Recycled paper

                                                        [LOGO] WELLS FARGO FUNDS

     Wells Fargo Stock Funds
                    Prospectus

                    Wells Fargo Diversified Equity Fund

                    Wells Fargo Diversified Small Cap Fund

                    Wells Fargo Equity Income Fund

                    Wells Fargo Growth Fund

                    Wells Fargo Growth Equity Fund

                    Wells Fargo Index Fund

                    Wells Fargo International Equity Fund

                    Wells Fargo Large Cap Appreciation Fund(SM)

                    Wells Fargo Large Company Growth Fund

                    Wells Fargo Montgomery Emerging Markets Focus Fund(SM)

                    Wells Fargo Montgomery Small Cap Fund(SM)

                    Wells Fargo Small Cap Growth Fund

                    Wells Fargo Small Cap Opportunities Fund

                    Wells Fargo Small Company Growth Fund

                    Wells Fargo Small Company Value Fund

                    Institutional Class

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN
     RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                February 1, 2003
                                                         as amended June 9, 2003

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Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                           Objectives and Principal Strategies         4
Important summary information      Summary of Important Risks                  8
about the Funds.                   Performance History                        12
                                   Summary of Expenses                        28
                                   Key Information                            31

--------------------------------------------------------------------------------

The Funds                          Diversified Equity Fund                    32
Important information about        Diversified Small Cap Fund                 36
the individual Funds.              Equity Income Fund                         40
                                   Growth Fund                                44
                                   Growth Equity Fund                         48
                                   Index Fund                                 52
                                   International Equity Fund                  56
                                   Large Cap Appreciation Fund                58
                                   Large Company Growth Fund                  60
                                   Montgomery Emerging Markets Focus Fund     64
                                   Montgomery Small Cap Fund                  68
                                   Small Cap Growth Fund                      69
                                   Small Cap Opportunities Fund               72
                                   Small Company Growth Fund                  76
                                   Small Company Value Fund                   80
                                   Additional Strategies and
                                      General Investment Risks                82
                                   Organization and Management
                                      of the Funds                            86

--------------------------------------------------------------------------------

Your Investment                    Your Account                               90
How to open an account and            How to Buy Shares                       91
how to buy, sell and                  How to Sell Shares                      92
exchange Fund shares.              Exchanges                                  93

--------------------------------------------------------------------------------

Reference                             Other Information                       94
Additional information and term       Description of Master Portfolios        96
definitions.                          Portfolio Managers                      98
                                      Glossary                               103

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                         OBJECTIVE
--------------------------------------------------------------------------------

Diversified Equity Fund      Seeks long-term capital appreciation with moderate
                             annual return volatility.

Diversified Small Cap Fund   Seeks long-term capital appreciation with moderate
                             annual return volatility.

Equity Income Fund           Seeks long-term capital appreciation and
                             above-average dividend income.

Growth Fund                  Seeks long-term capital appreciation.

Growth Equity Fund           Seeks long-term capital appreciation with moderate
                             annual return volatility.

Index Fund                   Seeks to replicate the return of the S&P 500 Index.

International Equity Fund    Seeks total return with an emphasis on long-term
                             capital appreciation.

Large Cap Appreciation
Fund                         Seeks long-term capital appreciation.

4 Stock Funds Prospectus

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Fund is a gateway fund that invests in five different equity investment styles--index, equity income, large company, small cap and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

     The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

     The Fund is a gateway fund that invests principally in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Fund is a gateway fund that invests in three different equity investment styles--large company, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 6 master portfolios.

     The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses.

     We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                        Stock Funds Prospectus 5

Stock Funds Overview
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                             OBJECTIVE
--------------------------------------------------------------------------------

Large Company Growth Fund        Seeks long-term capital appreciation.

Montgomery Emerging              Seeks long-term capital appreciation.
Markets Focus Fund

Montgomery Small Cap Fund        Seeks long-term capital appreciation.

Small Cap Growth Fund            Seeks long-term capital appreciation.

Small Cap Opportunities Fund     Seeks long-term capital appreciation.

Small Company Growth Fund        Seeks long-term capital appreciation.

Small Company Value Fund         Seeks long-term capital appreciation.

6 Stock Funds Prospectus

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have market capitalizations of less than $2 billion at the time of purchase.

     We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     We buy stocks of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                        Stock Funds Prospectus 7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 32;

..    the "Additional Strategies and General Investment Risks" section beginning on page 82; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

Equity Securities

The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8 Stock Funds Prospectus

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------

                              The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on
                              page 8. Stocks selected for their dividend income
                              may be more sensitive to interest rate changes
Diversified Equity Fund       than other stocks. Stocks of small and
                              medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

                              The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks
Diversified Small Cap Fund    described under "Common Risks for the Funds" on
                              page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

                              The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks
Equity Income Fund            for the Funds" on page 8. Stocks selected for
                              their dividend yields may be more sensitive to interest rate changes than other stocks.

                              The Fund is primarily subject to the "Equity
Growth Fund                   Securities" and "Foreign Investments" risks
                              described under "Common Risks for the Funds" on page 8.

                              The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on
                              page 8. Fund assets that track the performance of
Growth Equity Fund            an index do so whether the index rises or falls.
                              Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

                              The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks
Index Fund                    for the Funds" on page 8. Funds that track the
                              performance of an index do so whether the index rises or falls.

                              The Fund is primarily subject to the "Equity
International Equity Fund     Securities" and "Foreign Investments" risks
                              described under "Common Risks for the Funds" on page 8.

                              The Fund is primarily subject to the "Equity
Large Cap Appreciation Fund   Securities" risks described under "Common Risks
                              for the Funds" on page 8.

Large Company Growth Fund     The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

                                                        Stock Funds Prospectus 9

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------

                              The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks
                              described under "Common Risks for the Funds" on
                              page 8. The Fund invests principally in emerging
                              market securities. Stock markets in emerging
                              market countries tend to be much more volatile
                              than the U.S. stock market due to their relative
                              immaturity and periods of instability. In the
                              past, many emerging markets restricted the flow of
                              money into or out of their stock markets and some
                              continue to impose restrictions on foreign
                              investors. Also, the economies of emerging market
Montgomery Emerging           countries may be predominantly based on only a few
Markets Focus Fund            industries or on revenue from particular
                              commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

                              The Fund is primarily subject to the" Equity
                              Securities" and "Small Company Securities" risks
                              described under" Common Risks for the Funds" on
Montgomery Small Cap Fund     page 8. Our active trading investment strategy
                              results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

                              The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on
Small Cap Growth Fund         page 8. Our active trading investment strategy
                              results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

                              The Fund is primarily subject to the "Equity
Small Cap Opportunities       Securities" and "Small Company Securities" risks
Fund                          described under "Common Risks for the Funds" on
                              page 8.

10 Stock Funds Prospectus

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------

                              The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks
                              described under "Common Risks for the Funds" on
Small Company Growth Fund     page 8. Our active trading investment strategy
                              results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

                              The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks
Small Company Value Fund      described under "Common Risks for the Funds" on
                              page 8.

                                                       Stock Funds Prospectus 11

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo Montgomery Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The Wells Fargo Montgomery Small Cap Fund was organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery Funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this prospectus for each successor fund reflects the historical information for its predecessor.

     The performance information shown for the Small Company Value Fund reflects the performance of the Small Company Value Master Portfolio in which the Fund invests.

     Diversified Equity Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '93    12.14%
     '94     0.83%
     '95    30.94%
     '96    20.43%
     '97    25.72%
     '98    22.35%
     '99    20.45%
     '00    (1.91)%
     '01   (12.46)%
     '02   (21.96)%

     Best Qtr.: Q4 '98 . 19.88%         Worst Qtr.: Q3 '02 . (19.36)%

12 Stock Funds Prospectus

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02          1 year    5 years   10 years
                                            ------    -------   --------
     Institutional Class Returns Before
        Taxes (Incept.11/11/94)/1/          (21.96)%  (0.25)%     8.27%
     Institutional Class Returns After
        Taxes on Distributions              (22.16)%  (1.24)%     7.33%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                 (13.48)%  (0.18)%     6.86%
     S&P 500 Index (reflects no deduction
        for expenses or taxes)/2/           (22.09)%  (0.58)%     9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 13

Performance History
--------------------------------------------------------------------------------

     Diversified Small Cap Fund Institutional Class Calendar Year Returns

     [GRAPH]

     '98    (8.60)%
     '99     9.85%
     '00    11.74%
     '01     2.08%
     '02   (14.55)%

     Best Qtr.: Q4 '01 . 17.09%         Worst Qtr.: Q3 '98 . (23.73)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02                   1 year    5 years/1/
                                                     ------    ---------
     Institutional Class Returns Before
        Taxes (Incept. 12/31/97)                     (14.55)%   (0.43)%
     Institutional Class Returns After
        Taxes on Distributions                       (14.71)%   (0.85)%
     Institutional Class Returns After Taxes
        on Distributions and Sale of Fund Shares      (8.79)%   (0.41)%
     Russell 2000 Index (reflects no deduction for
        expenses or taxes)                           (20.48)%   (1.36)%

     /1/ The returns for the life of the Fund are the same as the 5 year returns.

14 Stock Funds Prospectus

     Equity Income Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '93    7.63%
     '94    4.64%
     '95   38.43%
     '96   20.25%
     '97   28.04%
     '98   17.85%
     '99    8.28%
     '00    1.90%
     '01   (5.45)%
     '02  (19.68)%

     Best Qtr.: Q4 '98 . 15.68%         Worst Qtr.: Q3 '02 . (20.82)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02           1 year    5 years   10 years
                                             ------    -------   --------
     Institutional Class Returns Before
        Taxes (Incept.11/11/94)/1/           (19.68)%  (0.25)%     9.01%
     Institutional Class Returns After
        Taxes on Distributions               (21.50)%  (1.50)%     8.03%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                  (10.88)%  (0.35)%     7.41%
     S&P 500 Index (reflects no deduction
        for expenses or taxes)/2/            (22.09)%  (0.58)%     9.34%
     Russell 1000 Value Index (reflects no
        deduction for expenses or taxes)     (15.52)%   1.16%     10.80%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 15

Performance History
--------------------------------------------------------------------------------

     Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '93     8.44%
     '94    (0.29)%
     '95    28.90%
     '96    21.48%
     '97    19.31%
     '98    29.24%
     '99    21.27%
     '00   (13.75)%
     '01   (18.80)%
     '02   (26.19)%

     Best Qtr.: Q4 '98 . 23.42%         Worst Qtr.: Q3 '01 . (17.26)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02          1 year    5 years    10 years
                                            ------    -------    --------
     Institutional Class Returns Before
        Taxes (9/6/96)/1/                   (26.19)%  (4.12)%      5.05%
     Institutional Class Returns After
        Taxes on Distributions              (26.19)%  (6.03)%      2.87%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                 (16.08)%  (2.45)%      4.22%
     S&P 500 Index (reflects no deduction
        for expenses or taxes)/2/           (22.09)%  (0.58)%      9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on August 2, 1990.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

16 Stock Funds Prospectus

     Growth Equity Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '93    19.75%
     '94    (1.38)%
     '95    24.87%
     '96    18.78%
     '97    20.09%
     '98    16.50%
     '99    25.72%
     '00    (0.07)%
     '01   (14.19)%
     '02   (21.56)%

     Best Qtr.: Q4 '99 . 20.08%         Worst Qtr.: Q3 '02 . (20.19)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do no reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02          1 year    5 years    10 years
                                            ------    -------    --------
     Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/         (21.56)%  (0.30)%      7.56%
     Institutional Class Returns After
        Taxes on Distributions              (21.57)%  (2.21)%      5.87%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                 (13.24)%  (0.15)%      6.15%
     S&P 500 Index (reflects no deduction
        for expenses or taxes)/2/           (22.09)%  (0.58)%      9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 17

Performance History
--------------------------------------------------------------------------------

     Index Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '93     8.95%
     '94     1.11%
     '95    36.00%
     '96    22.26%
     '97    33.18%
     '98    28.33%
     '99    20.59%
     '00    (9.20)%
     '01   (11.93)%
     '02   (22.03)%

     Best Qtr.: Q4 '98 . 21.32%         Worst Qtr.: Q3 '02 . (17.20)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02          1 year    5 years    10 years
                                            ------    -------    --------
     Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/         (22.03)%  (0.71)%      8.94%
     Institutional Class Returns After
        Taxes on Distributions              (22.49)%  (1.41)%      8.09%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                 (13.52)%  (0.68)%      7.38%
     S&P 500 Index (reflects no deduction
        for expenses or taxes)/2/           (22.09)%  (0.58)%      9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

18 Stock Funds Prospectus

     International Equity Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '98    16.03%
     '99    51.50%
     '00   (12.99)%
     '01   (18.16)%
     '02   (23.13)%

     Best Qtr.: Q4 '99 . 33.85%         Worst Qtr.: Q3 '02 . (21.81)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                                 Life of
     for the period ended 12/31/02            1 year    5 years    Fund
                                              ------    -------   -------

     Institutional Class Returns Before
        Taxes (Incept. 11/8/99)/1/            (23.13)%  (0.77)%    (1.36)%
     Institutional Class Returns After
        Taxes on Distributions                (23.17)%  (0.95)%    (1.53)%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                   (14.20)%  (0.58)%    (1.05)%
     MSCI/EAFE Index (reflects no
        deduction for expenses or taxes)/2/   (15.94)%  (2.89)%    (4.25)%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on September 24, 1997, adjusted to reflect the expenses of the Institutional Class shares.
     /2/ Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

                                                       Stock Funds Prospectus 19

Performance History
--------------------------------------------------------------------------------

     Large Cap Appreciation Fund Institutional Class Calendar Year Returns

     [GRAPH]

     '02   (23.69)%

     Best Qtr.: Q4 '02 . 1.99%          Worst Qtr.: Q3 '02 . (15.92)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                           Life of
     for the period ended 12/31/02                 1 year     Fund
                                                  -------   -------
     Institutional Class Returns Before
        Taxes (Incept. 08/31/01)                  (23.69)%  (17.79)%
     Institutional Class Returns After
        Taxes on Distributions                    (23.69)%  (17.79)%
     Institutional Class Returns After Taxes on
        Distributions and Sale of Fund Shares     (14.54)%  (14.14)%
     S&P 500 Index (reflects no deduction
        for expenses or taxes)/1/                 (22.09)%  (15.99)%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

20 Stock Funds Prospectus

     Large Company Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '93    (0.36)%
     '94    (1.07)%
     '95    29.24%
     '96    25.11%
     '97    33.35%
     '98    48.01%
     '99    33.21%
     '00    (3.62)%
     '01   (21.58)%
     '02   (28.11)%

     Best Qtr.: Q4 '98 . 31.64%         Worst Qtr.: Q1 '01 . (22.83)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02          1 year    5 years   10 years
                                            ------    -------   --------
     Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/         (28.11)%    1.39%     8.58%
     Institutional Class Returns After
        Taxes on Distributions              (28.11)%    1.15%     8.22%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                 (17.26)%    1.23%     7.31%
     S&P 500 Index (reflects no deduction
        for expenses or taxes)/2/           (22.09)%   (0.58)%    9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 21

Performance History
--------------------------------------------------------------------------------

     Montgomery Emerging Markets Focus Fund Institutional Class Calendar Year Returns*/1/

     [GRAPH]

     '98   (20.84)%
     '99   122.19%
     '00   (17.23)%
     '01    (3.75)%
     '02    (5.28)%

     Best Qtr.: Q4 '99 . 44.16%         Worst Qtr.: Q3 '01 . (22.71)%

     * The Fund's year-to-date performance through March 31,2003, was (5.28)%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                                     Life of
     for the period ended 12/31/02                1 year    5 years     Fund
                                                  ------    -------   -------
     Institutional Class Returns Before
        Taxes (Incept. 12/31/97)/1/               (5.28)%    5.84%     5.84%
     Institutional Class Returns After Taxes on
        Distributions                             (5.29)%    5.47%     5.47%
     Institutional Class Returns After Taxes on
        Distributions and Sale of Fund Shares     (3.24)%    4.58%     4.58%
     MSCI Emerging Markets Free Index (reflects
        no deduction for expenses or taxes)/2/    (7.12)%    1.32%     1.32%

     /1/ Performance shown for the Institutional Class shares reflects the performance of the Class R shares of the predecessor Montgomery Emerging Markets Focus Fund.
     /2/  Morgan Stanley Capital International Emerging Free Markets Index.

22 Stock Funds Prospectus

     Montgomery Small Cap Fund Institutional Class Calendar Year Returns*/1/

     [GRAPH]

     '93   24.31%
     '94   (9.96)%
     '95   35.12%
     '96   18.69%
     '97   23.86%
     '98   (7.93)%
     '99   55.81%
     '00  (25.14)%
     '01  (12.65)%
     '02  (29.51)%

     Best Qtr.: Q4 '99 . 47.31%         Worst Qtr.: Q3 '98 . (32.37)%

     * The Fund's year-to-date performance through March 31,2003, was (1.92)%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02               1 year    5 years   10 years
                                                 ------    -------   --------
     Institutional Class Returns Before
        Taxes (Incept. 06/09/03)/1/              (33.56)%   (9.02)%    3.32%
     Institutional Class Returns After
        Taxes on Distributions                   (33.56)%  (10.94)%    0.65%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                      (20.61)%   (6.33)%    2.68%
     Russell 2000 Index (reflects no deduction
        for expenses or taxes)                   (20.48)%   (1.36)%    7.15%
     Russell 2000 Growth Index (reflects no
        deduction for expenses or taxes)         (30.26)%   (6.59)%    2.62%

     /1/ Performance shown for the Institutional Class shares reflects the performance of the predecessor fund's Class R shares (which reorganized into the Fund's Class A shares), and includes fees and expenses that are not applicable to the Institutional Class shares. The predecessor fund's Class R annual returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The predecessor fund incepted on July 13, 1990.

                                                       Stock Funds Prospectus 23

Performance History
--------------------------------------------------------------------------------

     Small Cap Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '95    69.60%
     '96    23.45%
     '97    11.57%
     '98    (5.39)%
     '99   120.19%
     '00   (23.32)%
     '01   (24.56)%
     '02   (38.93)%

     Best Qtr.: Q4 '99 . 63.61%         Worst QTR.: Q1 '01 . (31.52)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                                    Life of
     for the period ended 12/31/02               1 year    5 years     Fund
                                                 ------    -------   -------
     Institutional Class Returns Before
        Taxes (Incept. 9/16/96)/1/               (38.93)%  (5.95)%    7.58%
     Institutional Class Returns After
        Taxes on Distributions                   (38.93)%  (8.90)%    5.08%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                      (23.90)%  (5.02)%    5.87%
     Russell 2000 Index (reflects no deduction
        for expenses or taxes)                   (20.48)%  (1.36)%    3.58%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans, a predecessor collective investment fund which incepted on November 1, 1994, with the same investment objective and policies as the Stagecoach Small Cap Fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

24 Stock Funds Prospectus

     Small Cap Opportunities Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '94     4.45%
     '95    49.08%
     '96    22.63%
     '97    27.42%
     '98    (9.36)%
     '99    13.82%
     '00    30.91%
     '01    12.94%
     '02   (18.94)%

     Best Qtr.: Q2 '97 . 18.65%         Worst Qtr.: Q3 '98 . (23.27)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                              Life of
     for the period ended 12/31/02         1 year    5 years     Fund
                                           ------    -------   -------
     Institutional Class Returns Before
        Taxes (Incept. 8/15/96)/1/         (18.94)%   4.34%    13.77%
     Institutional Class Returns After
        Taxes on Distributions             (19.82)%   3.26%    12.33%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                (10.79)%   3.29%    11.23%
     Russell 2000 Index (reflects no
        deduction for expenses or taxes)   (20.48)%  (1.36)%    4.44%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and has been adjusted to reflect the expenses of this Class. The predecessor class of shares incepted on August 1,1993.

                                                       Stock Funds Prospectus 25

Performance History
--------------------------------------------------------------------------------

     Small Company Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '93    22.14%
     '94    (3.44)%
     '95    39.48%
     '96    19.82%
     '97    22.16%
     '98    (9.11)%
     '99    19.11%
     '00     2.34%
     '01     0.62%
     '02   (29.60)%

     Best Qtr.: Q2 '99 . 18.81%         Worst Qtr.: Q3 '98 . (24.63)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/02         1 year    5 years   10 years
                                           ------    -------   --------
     Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/        (29.60)%  (4.73)%     6.57%
     Institutional Class Returns
        After Taxes on Distributions       (29.60)%  (6.52)%     4.47%
     Institutional Class Returns
        After Taxes on Distributions
        and Sale of Fund Shares            (18.17)%  (4.02)%     4.91%
     Russell 2000 Index (reflects no
        deduction for expenses or taxes)   (20.48)%  (1.36)%     7.15%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

26 Stock Funds Prospectus

     Small Company Value Fund Institutional Class Calendar Year Returns/1/

     [GRAPH]

     '98   (9.25)%
     '99    0.60%
     '00   26.71%
     '01   13.09%
     '02   (6.34)%

     Best Qtr.: Q2 '99 . 17.13%         Worst Qtr.: Q3 '02 . (24.84)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns                               Life of
     for the period ended 12/31/02          1 year    5 years     Fund
                                            ------    -------   -------
     Institutional Class Returns Before
        Before Taxes (Incept. 1/31/02)/1/    (6.34)%   4.13%      7.94%
     Institutional Class Returns After
        Taxes on Distributions               (6.36)%   4.13%      7.93%
     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                  (3.89)%   3.35%      6.55%
     Russell 2000 Index (reflects no
        deduction for expenses or taxes)    (20.48)%  (1.36)%   (19.65)%

     /1/ Performance shown for periods prior to inception of the Institutional Class shares reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

                                                       Stock Funds Prospectus 27

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                    All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
   of offering price)                                                  None

Maximum deferred sales charge (load) (as a percentage of
   the Net Asset Value ("NAV") at purchase)                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
--------------------------------------------------------------------------------

                                       Diversified     Diversified       Equity
                                       Equity Fund   Small Cap Fund   Income Fund
---------------------------------------------------------------------------------
Management Fees                           0.88%           0.99%           0.75%
Distribution (12b-1) Fees                 0.00%           0.00%           0.00%
Other Expenses/2/                         0.26%           0.39%           0.16%
---------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.14%           1.38%           0.91%
---------------------------------------------------------------------------------
Fee Waivers                               0.14%           0.18%           0.06%
---------------------------------------------------------------------------------
NET EXPENSES/3/                           1.00%           1.20%           0.85%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                       Large Company   Montgomery Emerging   Montgomery Small
                                        Growth Fund     Markets Focus Fund       Cap Fund
---------------------------------------------------------------------------------------------
Management Fees                           0.75%               1.10%                0.90%
Distribution (12b-1) Fees                 0.00%               0.00%                0.00%
Other Expenses/2/                         0.28%               0.61%                0.62%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.03%               1.71%                1.52%
---------------------------------------------------------------------------------------------
Fee Waivers                               0.08%               0.11%                0.32%
---------------------------------------------------------------------------------------------
NET EXPENSES/3/                           0.95%               1.60%                1.20%
---------------------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
/2/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Montgomery Emerging Markets Focus Fund and Montgomery Small Cap Fund are based on estimated amounts for the current fiscal year.
/3/ The adviser has committed through January 31,2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

28 Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

                                       Growth      Growth     Index   International       Large Cap
                                        Fund    Equity Fund    Fund    Equity Fund    Appreciation Fund
-------------------------------------------------------------------------------------------------------
Management Fees                         0.75%      1.05%      0.15%       1.00%             0.70%
Distribution (12b-1) Fees               0.00%      0.00%      0.00%       0.00%             0.00%
Other Expenses/2/                       0.25%      0.36%      0.24%       0.46%             5.11%
-------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.00%      1.41%      0.39%       1.46%             5.81%
-------------------------------------------------------------------------------------------------------
Fee Waivers                             0.00%      0.16%      0.14%       0.21%             4.81%
-------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                         1.00%      1.25%      0.25%       1.25%             1.00%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                        Small Cap      Small Cap     Small Company   Small Company
                                       Growth Fund   Opportunities    Growth Fund      Value Fund
--------------------------------------------------------------------------------------------------
Management Fees                           0.90%          0.90%           0.90%           0.90%
Distribution (12b-1) Fees                 0.00%          0.00%           0.00%           0.00%
Other Expenses/2/                         0.46%          0.37%           0.35%           2.68%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.36%          1.27%           1.25%           3.58%
--------------------------------------------------------------------------------------------------
Fee Waivers                               0.16%          0.07%           0.05%           2.38%
--------------------------------------------------------------------------------------------------
NET EXPENSES/3/                           1.20%          1.20%           1.20%           1.20%
--------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 29

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-------------------------------------------------------------------------
                         Diversified
           Diversified    Small Cap       Equity     Growth      Growth
           Equity Fund       Fund      Income Fund    Fund    Equity Fund
           --------------------------------------------------------------
 1 YEAR       $  102        $  122        $   87     $  102      $  127
 3 YEARS      $  348        $  419        $  284     $  318      $  431
 5 YEARS      $  614        $  738        $  498     $  552      $  756
10 YEARS      $1,374        $1,642        $1,114     $1,225      $1,677
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Large Cap       Large         Montgomery
           Index   International   Appreciation     Company     Emerging Markets
            Fund    Equity Fund        Fund       Growth Fund      Focus Fund
           ---------------------------------------------------------------------
 1 YEAR     $ 26       $  127         $  102         $   97          $  163
 3 YEARS    $111       $  441         $1,301         $  320          $  528
 5 YEARS    $205       $  777         $2,480         $  561          $  918
10 YEARS    $479       $1,728         $5,346         $1,252          $2,010
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
           Montgomery   Small Cap     Small Cap        Small         Small
           Small Cap     Growth     Opportunities     Company       Company
            Fund          Fund          Fund        Growth Fund   Value Fund
           -----------------------------------------------------------------
 1 YEAR      $  122       $  122         $  122        $  122       $  122
 3 YEARS     $  449       $  415         $  396        $  392       $  876
 5 YEARS     $  799       $  729         $  690        $  682       $1,651
10 YEARS     $1,785       $1,621         $1,528        $1,507       $3,688
----------------------------------------------------------------------------

30 Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Master/Gateway(SM) Structure

     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

                                                       Stock Funds Prospectus 31

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--index, equity income, large company, small cap, and international--for the Fund's investments. We allocate the assets dedicated to large company investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios and the assets allocated to international investments to 1 Portfolio.

     ---------------------------------------------------------------------------

     Portfolio Allocation

     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios                      Allocation
     ---------------------------                      ----------
     Equity Income Portfolio                           25%
     Index Portfolio                                   25%
     Large Company Style                               25%
        Disciplined Growth Portfolio                          2.5%
        Large Cap Appreciation Portfolio                      2.5%
        Large Company Growth Portfolio                         20%
     Small Cap Style                                   10%
        Small Cap Index Portfolio                            3.33%
        Small Company Growth Portfolio                       3.33%
        Small Company Value Portfolio                        3.33%
     International Style                               15%
        International Equity Portfolio                         15%
     TOTAL FUND ASSETS                                100%

32 Stock Funds Prospectus

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 96 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 98 for the professional summaries for these managers.

     Master Portfolio         Sub-Adviser     Portfolio Manager(s)
     ----------------------   -------------   --------------------------
     Disciplined Growth       Smith           Stephen S. Smith, CFA
     Equity Income            Wells Capital   David L. Roberts, CFA and
                              Management      Gary J. Dunn, CFA
     Index                    Wells Capital   Laurie R. White and
                              Management      Gregory T. Genung, CFA
     International Equity     Wells Capital   Josephine Jimenez, CFA and
                              Management      Sabrina Yih, CFA
     Large Cap Appreciation   Cadence         David B. Breed, CFA;
                                              William B. Bannick, CFA and
                                              Katherine A. Burdon, CFA
     Large Company Growth     Peregrine       John S. Dale, CFA and
                                              Gary E. Nussbaum, CFA
     Small Cap Index          Wells Capital   Laurie R. White and
                              Management      Gregory T. Genung, CFA
     Small Company Growth     Peregrine       Robert B. Mersky, CFA;
                                              Paul E. von Kuster, CFA and
                                              Daniel J. Hagen, CFA
     Small Company Value      Peregrine       Tasso H. Coin, Jr., CFA and
                                              Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate charges than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 33

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS SHARES--
                                                      COMMENCED ON NOVEMBER 11, 1994
                                                      ------------------------------
                                                       Sept. 30,      Sept. 30,
For the period ended:                                    2002           2001
                                                      ------------------------------
Net asset value, beginning of period                  $    36.38     $    52.72

Income from investment operations:
   Net investment income (loss)                             0.18/6/        0.15
   Net realized and unrealized gain (loss)
      on investments                                       (6.87)        (11.70)
Total from investment operations                           (6.69)        (11.55)

Less distributions:
   Dividends from net investment income                    (0.23)         (0.17)
   Distributions from net realized gain                    (0.42)         (4.62)
Total distributions                                        (0.65)         (4.79)
Net asset value, end of period                        $    29.04     $    36.38
Total return/3/                                           (18.86)%       (23.95)%

Ratios/supplemental data:
   Net assets, end of period (000s)                   $1,014,998     $1,398,810

Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/               1.00%          1.00%
   Ratio of net investment income (loss) to
      average net assets                                    0.47%          0.38%
Portfolio turnover/4/                                         30%            34%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /5/, /7/         1.14%          1.07%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.

34 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                      -------------------------------------------------
                                                      Sept. 30,    Sept. 30,     May 31,       May 31,
For the period ended:                                   2000        1999/1/       1999          1998
                                                      -------------------------------------------------
Net asset value, beginning of period                  $    48.00   $    48.25   $    43.06   $    36.50

Income from investment operations:
   Net investment income (loss)                             0.18         0.04         0.22         0.22
   Net realized and unrealized gain (loss)
      on investments                                        7.37        (0.29)        6.15         8.94
Total from investment operations                            7.55        (0.25)        6.37         9.16

Less distributions:
   Dividends from net investment income                    (0.16)        0.00        (0.20)       (0.27)
   Distributions from net realized gain                    (2.67)        0.00        (0.98)       (2.33)
Total distributions                                        (2.83)        0.00        (1.18)       (2.60)
Net asset value, end of period                        $    52.72   $    48.00   $    48.25   $    43.06
Total return/3/                                            15.99%       (0.52)%      15.08%       26.12%

Ratios/supplemental data:
   Net assets, end of period (000s)                   $1,938,206   $1,902,474   $1,629,191   $1,520,343

Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/               1.00%        1.00%        1.00%        1.00%
   Ratio of net investment income (loss) to
      average net assets                                    0.31%        0.44%        0.47%        0.60%
Portfolio turnover/4/                                         38%          13%          35%          23%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /5/, /7/         1.10%        1.18%        1.17%        1.13%

                                                       Stock Funds Prospectus 35

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

     We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------
     Portfolio Allocation

     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios       Allocation
     ---------------------------       ----------
     Small Cap Index Portfolio           33.33%
     Small Company Growth Portfolio      33.33%
     Small Company Value Portfolio       33.33%
     TOTAL FUND ASSETS                     100%

36 Stock Funds Prospectus

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 96 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 98 for the professional summaries for these managers.

     Master Portfolio       Sub-Adviser                Portfolio Manager(s)
     --------------------   ------------------------   --------------------------
     Small Cap Index        Wells Capital Management   Laurie R. White and
                                                       Gregory T. Genung, CFA
     Small Company Growth   Peregrine                  Robert B. Mersky, CFA;
                                                       Paul E. von Kuster, CFA and
                                                       Daniel J. Hagen, CFA
     Small Company Value    Peregrine                  Tasso H. Coin, Jr., CFA and
                                                       Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors

     This Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 37

Diversified Small Cap Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON DECEMBER 31, 1997
                                                            ------------------------------
                                                            Sept. 30,   Sept. 30,
For the period ended:                                         2002        2001
                                                            ------------------------------
Net asset value, beginning of period                        $   9.18    $  11.18

Income from investment operations:
   Net investment income (loss)                                (0.02)       0.01
   Net realized and unrealized gain (loss) on investments      (0.34)      (1.34)
Total from investment operations                               (0.36)      (1.33)

Less distributions:
   Dividends from net investment income                         0.00       (0.01)
   Distributions from net realized gain                        (0.12)      (0.66)
Total distributions                                            (0.12)      (0.67)
Net asset value, end of period                              $   8.70    $   9.18
Total return/4/                                                (4.17)%    (12.52)%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $192,987    $138,795

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   1.20%       1.20%
   Ratio of net investment income (loss) to average
      net assets                                               (0.24)%      0.13%
Portfolio turnover/3/                                             93%        113%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /5/, /6/             1.38%       1.28%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

38 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            Sept. 30,   Sept. 30,   May 31,   May 31,
For the period ended:                                         2000       1999/1/     1999      1998
                                                            -----------------------------------------
Net asset value, beginning of period                        $   9.02     $  8.99    $ 10.52   $ 10.00

Income from investment operations:
   Net investment income (loss)                                 0.00       (0.01)      0.00      0.00
   Net realized and unrealized gain (loss) on investments       2.16        0.04      (1.53)     0.52
Total from investment operations                                2.16        0.03      (1.53)     0.52

Less distributions:
   Dividends from net investment income                         0.00        0.00       0.00      0.00
   Distributions from net realized gain                         0.00        0.00       0.00      0.00
Total distributions                                             0.00        0.00       0.00      0.00
Net asset value, end of period                              $  11.18     $  9.02    $  8.99   $ 10.52
Total return/4/                                                23.95%       0.33%    (14.54)%    5.20%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $115,700     $67,459    $60,261   $12,551

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   1.20%       1.20%      1.20%     1.21%
   Ratio of net investment income (loss) to average
      net assets                                                0.05%      (0.18)%    (0.05)%    0.25%
Portfolio turnover/3/                                            121%         39%       112%       93%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /5/, /6/             1.39%       1.59%      1.65%     2.65%

                                                       Stock Funds Prospectus 39

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

40 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL CLASS SHARES--
                                                                 COMMENCED ON NOVEMBER 11, 1994
                                                                 ------------------------------
                                                                 Sept. 30,   Sept. 30,
For the period ended:                                              2002         2001
                                                                 ------------------------------
Net asset value, beginning of period                             $  37.21    $    41.27

Income from investment operations:
   Net investment income (loss)                                      0.54          0.46
   Net realized and unrealized gain (loss) on investments           (7.51)        (4.05)
Total from investment operations                                    (6.97)        (3.59)

Less distributions:
   Dividends from net investment income                             (0.53)        (0.47)
   Distributions from net realized gain                             (0.99)        (0.00)
Total distributions                                                 (1.52)        (0.47)
Net asset value, end of period                                   $  28.72    $    37.21
Total return/3/                                                    (19.64)%       (8.75)%

Ratios/supplemental data:
   Net assets, end of period (000s)                              $902,521    $1,163,331

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                        0.85%         0.85%
   Ratio of net investment income (loss) to average net assets       1.44%         1.11%
Portfolio turnover/4/                                                  12%            3%

Ratio of expenses to average net assets prior to waived fees
   and reimbursed expenses/2/, /5/, /6/                              0.91%         0.85%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

42 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                 --------------------------------------------------
                                                                 Sept. 30,    Sept. 30,       May 31,     May 31,
For the period ended:                                               2000       1999/1/         1999        1998
                                                                 --------------------------------------------------
Net asset value, beginning of period                             $    44.19   $    46.35    $    41.18   $    33.16

Income from investment operations:
   Net investment income (loss)                                        0.52         0.18          0.51         0.52
   Net realized and unrealized gain (loss) on investments              0.12        (2.10)         5.45         8.76
Total from investment operations                                       0.64        (1.92)         5.96         9.28

Less distributions:
   Dividends from net investment income                               (0.52)       (0.24)        (0.53)       (0.54)
   Distributions from net realized gain                               (3.04)        0.00         (0.26)       (0.72)
Total distributions                                                   (3.56)       (0.24)        (0.79)       (1.26)
Net asset value, end of period                                   $    41.27   $    44.19    $    46.35   $    41.18
Total return/3/                                                        1.39%       (4.16)%       14.75%       28.61%

Ratios/supplemental data:
   Net assets, end of period (000s)                              $1,403,624   $1,471,410    $1,519,541   $1,214,385

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                          0.85%        0.85%         0.85%        0.85%
   Ratio of net investment income (loss) to average net assets         1.21%        1.11%         1.23%        1.43%
Portfolio turnover/4/                                                     9%           5%            3%           3%

Ratio of expenses to average net assets prior to waived fees           0.87%        0.88%         0.89%        0.86%

                                                       Stock Funds Prospectus 43

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Deborah Meacock, CFA; Stephen M. Kensinger, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

44 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON SEPTEMBER 6, 1996
                                                            ------------------------------
                                                            Sept. 30,   Sept.30,
For the period ended:                                          2002       2001
                                                            ------------------------------
Net asset value, beginning of period                        $ 13.71     $  26.80

Income from investment operations:
   Net investment income (loss)                                0.00/4/     (0.06)
   Net realized and unrealized gain (loss) on investments     (2.66)       (8.18)
Total from investment operations                              (2.66)       (8.24)

Less distributions:
   Dividends from net investment income                        0.00         0.00
   Dividends from net realized gain                            0.00        (4.85)
Total distributions                                            0.00        (4.85)
Net asset value, end of period                              $ 11.05     $  13.71
Total return/2/                                              (19.40)%     (36.19)%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $67,930     $156,641

Ratios to average net assets/5/:
   Ratio of expenses to average net assets                     1.00%        1.00%
   Ratio of net investment income (loss) to average
      net assets                                              (0.02)%       0.06%
Portfolio turnover                                               88%          80%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3/, /5/                 1.00%        1.03%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Calculated based upon average shares outstanding.
/5/  Ratios shown for periods of less than one year are annualized.

46 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            Sept. 30,   Sept. 30,   Sept. 30,   Mar. 31,
For the period ended:                                         2000        1999       1998/1/     1998
                                                            --------------------------------------------
Net asset value, beginning of period                         $ 26.80     $ 24.01     $ 25.91     $ 22.52

Income from investment operations:
   Net investment income (loss)                                (0.02)       0.03        0.07        0.17
   Net realized and unrealized gain (loss) on investments       3.59        6.64       (1.90)       7.25
Total from investment operations                                3.57        6.67       (1.83)       7.42

Less distributions:
   Dividends from net investment income                         0.00       (0.03)      (0.07)      (0.17)
   Dividends from net realized gain                            (3.57)      (3.85)       0.00       (3.86)
Total distributions                                            (3.57)      (3.88)      (0.07)      (4.03)
Net asset value, end of period                               $ 26.80     $ 26.80     $ 24.01     $ 25.91
Total return/2/                                                14.55%      29.69%      (7.10)%     34.86%

Ratios/supplemental data:
   Net assets, end of period (000s)                          $52,561     $17,588     $14,355     $18,180

Ratios to average net assets/5/:
   Ratio of expenses to average net assets                      1.00%       1.00%       1.02%       0.99%
   Ratio of net investment income (loss) to average
      net assets                                               (0.05)%      0.15%       0.48%       0.65%
Portfolio turnover                                                51%         38%         18%        137%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3/, /5/                  1.02%       1.02%       1.04%        N/A

                                                       Stock Funds Prospectus 47

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, selected across a combination of 3 different equity investment styles--large company, small cap, and international. We allocate the assets dedicated to small cap investments to 4 Portfolios and the assets dedicated to large company and international investments each to 1 Portfolio.

     ---------------------------------------------------------------------------

     Portfolio Allocation

     Under normal circumstances, the master portfolio/fund allocations for the Fund are as follows:

     Investment Style/Portfolios           Allocation
     ---------------------------           ----------
     Large Company Style                    35%
        Large Company Growth Portfolio            35%
     Small Cap Style                        35%
        Small Cap Basic Value Portfolio            2%
        Small Cap Index Portfolio                 11%
        Small Company Growth Portfolio            11%
        Small Company Value Portfolio             11%
     International Style                    30%
        International Equity Portfolio            30%
     TOTAL FUND ASSETS                     100%

48 Stock Funds Prospectus

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 96 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 98 for the professional summaries for these managers.

     Master Portfolio        Sub-Adviser                Portfolio Manager(s)
     ----------------        -----------                --------------------
     International Equity    Wells Capital Management   Josephine Jimenez, CFA and
                                                        Sabrina Yih, CFA
     Large Company Growth    Peregrine                  John S. Dale, CFA and
                                                        Gary E. Nussbaum, CFA
     Small Cap Basic Value   Wells Capital Management   Douglas N. Pratt, CFA
     Small Cap Index         Wells Capital Management   Laurie R. White and
                                                        Gregory T. Genung, CFA
     Small Company Growth    Peregrine                  Robert B. Mersky, CFA;
                                                        Paul E. von Kuster, CFA and
                                                        Daniel J. Hagen, CFA

     Small Company Value     Peregrine                  Tasso H. Coin, Jr., CFA and
                                                        Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors

     This Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 8. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 49

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON NOVEMBER 11, 1994
                                                            ------------------------------
                                                            Sept. 30,   Sept. 30,
For the period ended:                                         2002        2001
                                                            ------------------------------
Net asset value, beginning of period                        $  24.00   $  39.98

Income from investment operations:
   Net investment income (loss)                                (0.05)     (0.02)
   Net realized and unrealized gain (loss) on investments      (3.35)     (9.87)

Total from investment operations                               (3.40)     (9.89)

Less distributions:
   Dividends from net investment income                        (0.07)      0.00
   Distributions from net realized gain                        (0.92)     (6.09)

Total distributions                                            (0.99)     (6.09)

Net asset value, end of period                              $  19.61   $   24.00

Total return/4/                                               (15.25)%   (28.74)%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $363,946   $476,031

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   1.22%      1.25%
   Ratio of net investment income (loss) to average
      net assets                                               (0.19)%    (0.06)%

Portfolio turnover/3/                                             40%        75%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /5/, /6/             1.41%      1.29%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

50 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            Sept. 30,   Sept. 30,    May 31,     May 31,
For the period ended:                                         2000       1999/1/      1999        1998
                                                            ---------------------------------------------
Net asset value, beginning of period                        $  36.82    $  36.17    $  35.72   $    32.48

Income from investment operations:
   Net investment income (loss)                                (0.09)       0.01       (0.03)       (0.04)
   Net realized and unrealized gain (loss) on investments       8.88        0.64        2.58         6.86

Total from investment operations                                8.79        0.65        2.55         6.82

Less distributions:
   Dividends from net investment income                         0.00        0.00       (0.03)       (0.04)
   Distributions from net realized gain                        (5.63)       0.00       (2.07)       (3.54)

Total distributions                                            (5.63)       0.00       (2.10)       (3.58)

Net asset value, end of period                              $  39.98    $  36.82    $  36.17   $    35.72

Total return/4/                                                25.32%       1.80%       7.60%       22.52%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $751,174    $644,215    $920,586   $1,033,251

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   1.25%       1.25%       1.25%        1.25%
   Ratio of net investment income (loss) to average
      net assets                                               (0.23)%      0.05%      (0.08)%      (0.11)%

Portfolio turnover/3/                                             78%         22%         73%          47%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /5/, /6/             1.34%       1.40%       1.38%        1.35%

                                                       Stock Funds Prospectus 51

Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Laurie R. White; Gregory T. Genung, CFA
     ---------------------------------------------------------------------------
     Investment Objective

     The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

     ---------------------------------------------------------------------------
     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500
     Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

     ---------------------------------------------------------------------------
     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

     . in interest rate futures contracts, options or interest rate swaps and index swaps.

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Funds that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

52 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON NOVEMBER 11, 1994
                                                            ------------------------------
                                                            Sept. 30,   Sept. 30,
For the period ended:                                         2002        2001
                                                            ------------------------------
Net asset value, beginning of period                        $  42.00    $  59.73

Income from investment operations:
   Net investment income (loss)                                 0.51        0.54
   Net realized and unrealized gain (loss) on investments      (8.99)     (15.94)
Total from investment operations                               (8.48)     (15.40)

Less distributions:
   Dividends from net investment income                        (0.54)      (0.60)
   Distributions from net realized gain                         0.00       (1.73)
Total distributions                                            (0.54)      (2.33)
Net asset value, end of period                              $  32.98    $  42.00
Total return/3/                                               (20.54)%    (26.63)%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $596,168    $733,380

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   0.25%       0.25%
   Ratio of net investment income (loss) to average
      net assets                                                1.28%       1.11%
Portfolio turnover/4/                                              4%          2%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/, /5/, /6/                    0.39%       0.30%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

54 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            Sept. 30,   Sept. 30,    May 31,     May 31,
For the period ended:                                         2000       1999/1/      1999        1998
                                                            ---------------------------------------------
Net asset value, beginning of period                        $  53.67    $  54.83   $    46.36   $  39.49

Income from investment operations:
   Net investment income (loss)                                 0.59        0.24         0.57       0.58
   Net realized and unrealized gain (loss) on investments       6.42       (0.77)        8.87      10.74
Total from investment operations                                7.01       (0.53)        9.44      11.32

Less distributions:
   Dividends from net investment income                        (0.26)      (0.36)       (0.57)     (0.65)
   Distributions from net realized gain                        (0.69)      (0.27)       (0.40)     (3.80)
Total distributions                                            (0.95)      (0.63)       (0.97)     (4.45)
Net asset value, end of period                              $  59.73    $  53.67   $    54.83   $  46.36
Total return/3/                                                13.06%      (1.00)%      20.57%     30.32%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $982,975    $813,861   $1,154,289   $784,205

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   0.25%       0.25%        0.25%      0.25%
   Ratio of net investment income (loss) to average
      net assets                                                1.02%       1.17%        1.28%      1.53%
Portfolio turnover/4/                                              8%         11%           4%         7%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/, /5/, /6/                    0.33%       0.55%        0.55%      0.58%

                                                       Stock Funds Prospectus 55

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Sabrina Yih, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest principally in equity securities of companies based in developed foreign countries and emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in equity securities of companies based outside the U.S.;

     .    in a minimum of five countries exclusive of the U.S.;

     .    up to 50% of total assets in any one country;

     .    up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

56 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL CLASS SHARES--
                                                                 COMMENCED ON NOVEMBER 8, 1999
                                                                 ---------------------------------
                                                                 Sept. 30,   Sept. 30,    Sept. 30,
                                                                   2002         2001        2000
                                                                 ---------------------------------
For the period ended:
Net asset value, beginning of period                             $  10.47     $  15.17    $  13.61

Income from investment operations:
   Net investment income (loss)                                     0.02/3/       0.01        0.12
   Net realized and unrealized gain (loss) on investments           (2.03)       (4.40)       1.66
Total from investment operations                                    (2.01)       (4.39)       1.78

Less distributions:
   Dividends from net investment income                              0.00         0.00       (0.14)
   Distributions from net realized gain                              0.00        (0.31)      (0.08)
Total distributions                                                  0.00        (0.31)      (0.22)
Net asset value, end of period                                   $   8.46     $  10.47    $  15.17
Total return/1/                                                    (19.20)%     (29.47)%     13.01%

Ratios/supplemental data:
   Net assets, end of period (000s)                              $372,380     $108,796    $122,397

Ratios to average net assets/4/:
   Ratio of expenses to average net assets                           1.44%        1.50%       1.50%
   Ratio of net investment income (loss) to average net assets       0.31%        0.31%       0.32%
Portfolio turnover                                                     52%          36%         26%
Ratio of expenses to average net assets prior to waived fees
   and reimbursed expenses/2/, /4/                                   1.46%        1.53%       1.92%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Calculated based upon average shares outstanding.
/4/  Ratios shown for periods of less than one year are annualized.

                                                       Stock Funds Prospectus 57

Large Cap Appreciation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David Breed, CFA; William B. Bannick, CFA and
                         Katherine A. Burdon, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Large Cap Appreciation Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

     In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company's current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

     We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

58 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL CLASS SHARES--
                                                                 COMMENCED ON AUGUST 31, 2001
                                                                 ----------------------------
                                                                 Sept. 30,   Sept. 30,
For the period ended:                                              2002         2001
                                                                 ----------------------------
Net asset value, beginning of period                             $  9.53     $10.00

Income from investment operations:
Net investment income (loss)                                        0.00       0.01
Net realized and unrealized gain (loss) on investments             (1.98)     (0.48)
Total from investment operations                                   (1.98)     (0.47)

Less distributions:
Dividends from net investment income                                0.00       0.00
Distributions from net realized gain                                0.00       0.00
Total distributions                                                 0.00       0.00
Net asset value, end of period                                   $  7.55     $ 9.53
Total return/1/                                                   (20.78)%    (4.70)%

Ratios/supplemental data:
Net assets, end of period (000s)                                 $ 4,155     $   10

Ratios to average net assets/3/:
   Ratio of expenses to average net assets/5/                       0.95%      0.86%
   Ratio of net investment income (loss) to average net assets      0.05%      1.00%
Portfolio turnover/4/                                                123%        10%
Ratio of expenses to average net assets prior to waived fees
   and reimbursed expenses/2/, /3/, /5/                             5.81%      0.86%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

                                                       Stock Funds Prospectus 59

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

60 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON NOVEMBER 11, 1994
                                                            ------------------------------
                                                            Sept. 30,      Sept. 30,
For the period ended:                                         2002            2001
                                                            ------------------------------
Net asset value, beginning of period                        $    42.06    $    70.71

Income from investment operations:
   Net investment income (loss)                                  (0.21)        (0.24)
   Net realized and unrealized gain (loss) on investments        (9.20)       (27.53)
Total from investment operations                                 (9.41)       (27.77)

Less distributions:
   Dividends from net investment income                           0.00          0.00
   Distributions from net realized gain                           0.00         (0.84)
   Distributions in excess of realized gain                       0.00         (0.04)
Total distributions                                               0.00         (0.88)
Net asset value, end of period                              $    32.65    $    42.06
Total return/4/                                                 (22.37)%      (39.73)%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $1,038,491    $1,066,607

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                     1.00%         0.97%
   Ratio of net investment income (loss) to average
      net assets                                                 (0.56)%       (0.48)%
Portfolio turnover/3/                                               18%           13%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/, /5/, /6/                      1.03%         0.97%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

62 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            ----------------------------------------------
                                                            Sept. 30,     Sept. 30,    May 31,     May 31,
For the period ended:                                          2000         19991       1999        1998
                                                            ----------------------------------------------
Net asset value, beginning of period                        $    54.60    $  54.67    $  39.94    $  32.63

Income from investment operations:
   Net investment income (loss)                                  (0.30)      (0.07)      (0.17)      (0.11)
   Net realized and unrealized gain (loss) on investments        18.01        0.00       15.95       10.20
Total from investment operations                                 17.71       (0.07)      15.78       10.09

Less distributions:
   Dividends from net investment income                           0.00        0.00        0.00        0.00
   Distributions from net realized gain                          (1.60)       0.00       (1.05)      (2.78)
   Distributions in excess of realized gain                       0.00        0.00        0.00        0.00
Total distributions                                              (1.60)       0.00       (1.05)      (2.78)
Net asset value, end of period                              $    70.71    $  54.60    $  54.67    $  39.94
Total return/4/                                                  32.74%      (0.13)%     39.96%      32.29%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $1,532,428    $801,943    $645,385    $232,499

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                     1.00%       1.00%       1.00%       1.00%
   Ratio of net investment income (loss) to average
      net assets                                                 (0.53)%     (0.38)%     (0.49)%     (0.36)%
Portfolio turnover/3/                                                9%          5%         28%         13%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/, /5/, /6/                      1.02%       1.04%       1.09%       1.03%

                                                       Stock Funds Prospectus 63

Montgomery Emerging Markets Focus Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Frank Chiang

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Emerging Markets Focus Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in emerging market securities;

     . in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

     .    in 20 to 40 companies.

     As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

     Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

64 Stock Funds Prospectus

     The Fund's investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 65

Montgomery Emerging Markets Focus Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). Except as noted below, PricewaterhouseCoopers LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual or semi-annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL CLASS SHARES--
                                                                 COMMENCED ON DECEMBER 31,1997
                                                                 ------------------------------
                                                                 December 31, 2002/2/  June 30,
For the period ended:                                                (unaudited)         2002
                                                                 ------------------------------
Net asset value, beginning of period                                 $ 14.41            $ 14.00

Income from investment operations:
   Net investment income (loss)                                        (0.02)              0.07
   Net realized and unrealized gain (loss) on investments              (1.70)              0.44
Total from investment operations                                       (1.72)              0.51

Less distributions:
   Dividends from net investment income                                 0.00/3/           (0.10)
   Distributions from net realized gain                                 0.00               0.00
Total distributions                                                     0.00/3/           (0.10)
Net asset value, end of period                                       $ 12.69            $ 14.41
Total return/4/                                                       (11.98)%             3.80%

Ratios/supplemental data:
   Net assets at end of period (000s)                                $19,425            $22,974

Ratios to average net assets:
   Ratio of expenses excluding interest and tax expenses
      Ratio of expenses excluding interest and tax expenses             1.60%/5/           1.47%
      Ratio of expenses including interest and tax expenses             1.64%/5/           1.59%
   Ratio of net investment income (loss) to average net assets         (0.31)%/5/          0.60%
Portfolio turnover                                                        95%               206%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                         2.82%/5/           4.66%

/1/  The Fund changed its year end from March 31 to June 30.
/2/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did accord with results of operations.
/3/  Amount represents less than $0.01 per share.
/4/ Total return represents aggregate total return for the periods indicated. /5/ Annualized.
/6/ The predecessor Montgomery Emerging Markets Focus Fund commenced operations on December 31, 1997.

66 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                 June 30,    June 30,   June 30,     March 31,       March 31,
For the period ended:                                              2001        2000      1999/1/      1999/2/      1998/2/, /6/
                                                                 --------------------------------------------------------------
Net asset value, beginning of period                              $ 16.57     $13.15     $ 9.63        $11.43       $10.00

Income from investment operations:
   Net investment income (loss)                                      0.20       0.19       0.04          0.12         0.27
   Net realized and unrealized gain (loss) on investments           (2.73)      3.47       3.48         (1.76)        1.16
Total from investment operations                                    (2.53)      3.66       3.52         (1.64)        1.43

Less distributions:
   Dividends from net investment income                             (0.04)     (0.16)      0.00         (0.16)        0.00
   Distributions from net realized gain                              0.00      (0.08)      0.00          0.00         0.00
Total distributions                                                 (0.04)     (0.24)      0.00         (0.16)        0.00
Net asset value, end of period                                    $ 14.00     $16.57     $13.15        $ 9.63       $11.43
Total return/4/                                                    (15.26)%    27.91%     36.55%       (14.04)%      14.40%

Ratios/supplemental data:
   Net assets at end of period (000s)                             $10,156     $4,725     $2,551        $1,655       $1,789

Ratios to average net assets:
   Ratio of expenses excluding interest and tax expenses
      Ratio of expenses excluding interest and tax expenses          1.60%      1.60%      1.73%/5/      2.10%        2.10%/5/
      Ratio of expenses including interest and tax expenses          1.72%      1.62%      1.73%/5/      2.10%        2.10%/5/
   Ratio of net investment income (loss) to average net assets       1.68%      0.66%      0.05%/5/      1.24%       10.96%/5/
Portfolio turnover                                                    182%       264%       200%          437%/4/       71%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                      4.37%      6.15%      8.82%/5/      8.68%       15.34%/5/

                                                       Stock Funds Prospectus 67

Montgomery Small Cap Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Small Cap Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in small cap securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading exposure, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

68 Stock Funds Prospectus

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Allen J. Ayvazian

     ---------------------------------------------------------------------------

     Investment Objective

     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of common stocks of U.S. and foreign companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

                                                       Stock Funds Prospectus 69

Small Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON SEPTEMBER 16, 1996
                                                            -------------------------------
                                                            Sept. 30,   Sept. 30,
For the period ended:                                         2002        2001
                                                            -------------------------------
Net asset value, beginning of period                        $ 13.49     $ 44.27

Income from investment operations:
   Net investment income (loss)                               (0.14)      (0.19)
   Net realized and unrealized gain (loss) on investments     (3.41)     (22.60)
Total from investment operations                              (3.55)     (22.79)

Less distributions:
   Dividends from net investment income                        0.00        0.00
   Dividends from net realized gain                            0.00       (7.99)
Total distributions                                            0.00       (7.99)
Net asset value, end of period                              $  9.94     $ 13.49
Total return/3/                                              (26.32)%    (59.93)%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $67,284     $96,626

Ratios to average net assets/5/:
   Ratio of expenses to average net assets                     1.20%       1.20%
   Ratio of net investment income (loss) to average
      net assets                                              (0.86)%     (0.71)%
Portfolio turnover                                              221%        250%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/4/, /5/                        1.36%       1.27%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  This ratio includes activity of the Master Portfolio prior to December
     15, 1997.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.

70 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            Sept. 30,   Sept. 30,   Sept. 30,   Mar. 31,
For the period ended:                                         2000        1999      1998/1/      1998
                                                            --------------------------------------------
Net asset value, beginning of period                        $  26.66    $ 18.02     $ 25.77     $ 19.01

Income from investment operations:
   Net investment income (loss)                                (0.13)     (0.28)      (0.02)       0.00
   Net realized and unrealized gain (loss) on investments      20.34      10.38       (7.73)       8.84
Total from investment operations                               20.21      10.10       (7.75)       8.84

Less distributions:
   Dividends from net investment income                         0.00       0.00        0.00       (0.01)
   Dividends from net realized gain                            (2.60)     (1.46)       0.00       (2.07)
Total distributions                                            (2.60)     (1.46)       0.00       (2.08)
Net asset value, end of period                              $  44.27    $ 26.66     $ 18.02     $ 25.77
Total return/3/                                                81.35%     59.98%     (30.07)%     47.70%

Ratios/supplemental data:
   Net assets, end of period (000s)                         $186,315    $22,023     $56,438     $78,856

Ratios to average net assets/5/:
   Ratio of expenses to average net assets                      1.20%      0.76%       0.76%       0.75%/2/
   Ratio of net investment income (loss) to average
      net assets                                               (0.68)%    (0.38)%     (0.21)%      0.01%
Portfolio turnover                                               263%       249%        110%        291%/2/
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/4/, /5/                         1.43%      1.29%       1.21%       1.26%/2/

                                                       Stock Funds Prospectus 71

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Jenny B. Jones

     ---------------------------------------------------------------------------
     Investment Objective

     The Small Cap Opportunities Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group. We focus the Fund's investment strategy on small-capitalization securities.

     ---------------------------------------------------------------------------
     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less. We invest principally in small cap equity securities, including common stocks, securities convertible into common stocks, and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     We may use options and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

72 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions ). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------


                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON AUGUST 15, 1996
                                                            ----------------------------
                                                            Sept. 30,    Sept. 30,
For the period ended:                                         2002         2001
                                                            ----------------------------
Net asset value, beginning of period                        $  26.49     $  29.97

Income from investment operations:
   Net investment income (loss)                                (0.22)       (0.10)
   Net realized and unrealized gain (loss) on investments      (2.05)       (0.91)
Total from investment operations                               (2.27)       (1.01)

Less distributions:
   Dividends from net investment income                         0.00         0.00
   Distributions from net realized gain                        (1.52)       (2.47)
Total distributions                                            (1.52)       (2.47)
Net asset value, end of period                              $  22.70     $  26.49
Total return/2/                                                (9.81)%      (3.46)%

Ratios/supplemental data:
   Net assets at end of period (000s)                       $294,880     $283,154

Ratios to average net assets/6/:
   Ratio of expenses to average net assets                      1.25%        1.25%
   Ratio of net investment income (loss) to average
      net assets                                               (0.81)%      (0.37)%
Portfolio turnover                                                97%         117%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/5/, /6/                         1.27%        1.33%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invested.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

74 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            Sept. 30,   Sept. 30,    May 31,     May 31,
For the period ended:                                         2000       1999/1/      1999        1998
                                                            ---------------------------------------------
Net asset value, beginning of period                        $  20.50    $  20.51    $  23.61     $  19.84

Income from investment operations:
   Net investment income (loss)                                (0.11)      (0.03)      (0.11)       (0.06)
   Net realized and unrealized gain (loss) on investments       9.58        0.02       (2.97)        4.36
Total from investment operations                                9.47       (0.01)      (3.08)        4.30

Less distributions:
   Dividends from net investment income                         0.00        0.00        0.00         0.00
   Distributions from net realized gain                         0.00        0.00       (0.02)       (0.53)
Total distributions                                             0.00        0.00       (0.02)       (0.53)
Net asset value, end of period                              $  29.97    $  20.50    $  20.51     $  23.61
Total return/2/                                                46.20%      (0.05)%    (13.02)%      21.95%

Ratios/supplemental data:
   Net assets at end of period (000s)                       $271,936    $195,283    $201,816     $284,828

Ratios to average net assets/6/:
   Ratio of expenses to average net assets                      1.25%       1.25%       1.25%/3/     1.25%/3/
   Ratio of net investment income (loss) to average
      net assets                                               (0.45)%     (0.44)%     (0.47)%      (0.40)%
Portfolio turnover                                               165%         40%        119%/4/       55%/4/
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/5/, /6/                         1.28%       1.29%       1.35%/3/     1.38%/3/

                                                       Stock Funds Prospectus 75

Small Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Robert B. Mersky, CFA; Paul E. von Kuster, CFA; Daniel
     J. Hagen, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund's investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

     . up to 20% of the Fund's assets in securities of companies considered to be mid-capitalization; and

     . up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

76 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL CLASS SHARES--
                                                            COMMENCED ON NOVEMBER 11, 1994
                                                            ------------------------------
                                                            Sept. 30,   Sept. 30,
For the period ended:                                         2002        2001
                                                            ------------------------------
Net asset value, beginning of period                        $  21.73    $  36.22

Income from investment operations:
   Net investment income (loss)                                (0.16)      (0.10)
   Net realized and unrealized gain (loss) on investments      (4.22)      (7.26)
Total from investment operations                               (4.38)      (7.36)

Less distributions:
   Dividends from net investment income                         0.00        0.00
   Distributions from net realized gain                         0.00       (7.13)
Total from distributions                                        0.00        0.00
Net asset value, end of period                              $  17.35    $  21.73
Total return/4/                                               (20.16)%    (23.33)%
Ratios/supplemental data:
   Net assets, end of period (000s)                         $329,964    $431,695

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   1.22%       1.21%
   Ratio of net investment income (loss) to
   average net assets                                          (0.68)%     (0.44)%
Portfolio turnover/3/                                            169%        206%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/, /5/, /6/                    1.25%       1.21%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

78 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                            --------------------------------------------
                                                            Sept. 30,   Sept. 30,   May 31,     May 31,
For the period ended:                                          2000       19991      1999        1998
                                                            --------------------------------------------
Net asset value, beginning of period                        $  27.03    $  27.44    $  33.69    $  31.08

Income from investment operations:
   Net investment income (loss)                                (0.22)      (0.05)      (0.15)      (0.23)
   Net realized and unrealized gain (loss) on investments       9.41       (0.36)      (3.67)       6.88
Total from investment operations                                9.19       (0.41)      (3.82)       6.65

Less distributions:
   Dividends from net investment income                         0.00        0.00        0.00        0.00
   Distributions from net realized gain                         0.00        0.00       (2.43)      (4.04)
Total from distributions                                        0.00        0.00       (2.43)      (4.04)
Net asset value, end of period                              $  36.22    $  27.03    $  27.44    $  33.69
Total return/4/                                                34.00%      (1.49)%    (10.72)%     22.38%
Ratios/supplemental data:
   Net assets, end of period (000s)                         $603,584    $515,292    $557,516    $748,269

Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                   1.25%       1.25%       1.25%       1.25%
   Ratio of net investment income (loss) to
   average net assets                                          (0.59)%     (0.52)%     (0.52)%     (0.73)%
Portfolio turnover/3/                                            203%         55%        154%        123%
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/, /5/, /6/                    1.27%       1.30%       1.30%       1.26%

                                                       Stock Funds Prospectus 79

Small Company Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Small Company Value Fund seeks to provide long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund's investment strategy on small-capitalization stocks.

     In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 82. These considerations are all important to your investment choice.

80 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

     This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions ). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

     ---------------------------------------------------------------------------
     FOR A SHARE OUTSTANDING
     ---------------------------------------------------------------------------

                                                                      INSTITUTIONAL CLASS SHARES--
                                                                      COMMENCED ON JANUARY 31, 2002
                                                                      -----------------------------
                                                                      Sept. 30,
     For the period ended:                                              2002
                                                                      -----------------------------
     Net asset value, beginning of period                             $ 10.00

     Income from investment operations:

     Net investment income (loss)                                        0.01
     Net realized and unrealized gain (loss) on investments             (1.57)

     Total from investment operations                                   (1.56)

     Less distributions:
        Dividends from net investment income                             0.00
        Distributions from net realized gain                             0.00

     Total distributions                                                 0.00

     Net asset value, end of period                                   $  8.44

     Total return/1/                                                   (15.60)%

     Ratios/supplemental data:
        Net assets, end of period (000s)                              $ 5,465

     Ratios to average net assets/3/:
        Ratio of expenses to average net assets/4/                       1.23%
        Ratio of net investment income (loss) to average net assets      0.34%

     Portfolio turnover/5/                                                 98%

     Ratio of expenses to average net assets prior to waived fees
        and reimbursed expenses/2/, /3/, /4/                             3.58%

     /1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
     /2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
     /3/  Ratios shown for periods of less than one year are annualized.
     /4/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
     /5/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                       Stock Funds Prospectus 81

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Certain Funds, such as the Montgomery Small Cap Fund, Small Cap Growth Fund and Small Company Growth Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may use various derivative investments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

82 Stock Funds Prospectus

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                       Stock Funds Prospectus 83

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                           INTER-
                                           DIVERSIFIED   DIVERSIFIED   EQUITY            GROWTH           NATIONAL     LARGE CAP
                                             EQUITY       SMALL CAP    INCOME   GROWTH   EQUITY   INDEX    EQUITY    APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE    PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to         Leverage Risk
borrow money for
temporary purposes                             .             .            .       .         .       .        .            .
(e.g. to meet
shareholder
redemptions).

Emerging Market
Securities

Securities of          Emerging Market,
companies based in     Foreign
countries considered   Investment,
developing or to       Regulatory,
have "emerging"        Liquidity and
stock markets.         Currency Risk            .                                           .                .
Generally, these
securities have the
same type of risks
as foreign
securities, but to a
higher degree.


Foreign Securities

Equity securities      Foreign
issued by a non-U.S.   Investment,
company which may be   Regulatory,              .             .                    .        .                .
in the form of an      Liquidity and
ADR or similar         Currency Risk
investment.

Illiquid Securities

A security which may   Liquidity Risk
not be sold or
disposed of in the
ordinary course of
business within                                 .             .          .         .        .                .            .
seven days at the
value determined by
the Fund. Limited
to 15% of net assets.

                                                     MONTGOMERY
                                            LARGE     EMERGING                                                              SMALL
                                           COMPANY    MARKETS     MONTGOMERY   SMALL CAP     SMALL CAP     SMALL COMPANY   COMPANY
                                           GROWTH      FOCUS      SMALL CAP     GROWTH     OPPORTUNITIES      GROWTH        VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE    PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to         Leverage Risk
borrow money for
temporary purposes                            .          .             .          .              .               .             .
(e.g. to meet
shareholder
redemptions).

Emerging Market
Securities

Securities of          Emerging Market,
companies based in     Foreign
countries considered   Investment,
developing or to       Regulatory,
have "emerging"        Liquidity and
stock markets.         Currency Risk                     .
Generally, these
securities have the
same type of risks
as foreign
securities, but to a
higher degree.


Foreign Securities

Equity securities      Foreign
issued by a non-U.S.   Investment,
company which may be   Regulatory,
in the form of an      Liquidity and          .          .                       .               .               .
ADR or similar         Currency Risk
investment.

Illiquid Securities

A security which may   Liquidity Risk
not be sold or
disposed of in the
ordinary course of
business within                               .          .            .          .               .               .              .
seven days at the
value determined by
the Fund. Limited
to 15% of net assets.

84 Stock Funds Prospectus

                                                                                                           INTER-
                                           DIVERSIFIED   DIVERSIFIED   EQUITY            GROWTH           NATIONAL     LARGE CAP
                                             EQUITY       SMALL CAP    INCOME   GROWTH   EQUITY   INDEX    EQUITY    APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE    PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Loans of Portfolio
Securities

The practice of        Counter-Party
loaning securities     and Leverage
to brokers, dealers    Risk
and financial
institutions to
increase returns on
those securities.
Loans may be made up                            .              .          .        .        .       .         .            .
to 1940 Act limits
(currently one-third
of total assets,
including the value
of the collateral
received).

Options

The right or           Leverage and
obligation to          Liquidity Risk
receive or deliver a
security or cash
payment depending on
the security's price
or the performance
of an index or
benchmark. Types of                             .                         .        .                .
options used may
include: options on
securities, options
on a stock index,
stock index futures
and options on stock
index futures to
protect liquidity
and portfolio value.

Other Mutual Funds

Investments by the     Market Risk
Fund in shares of
other mutual funds,
which will cause
Fund shareholders to
bear a pro rata                                 .              .          .        .        .       .         .            .
portion of the other
fund's expenses, in
addition to the
expenses paid by the
Fund.

Privately Issued
Securities

Securities that are    Liquidity Risk
not publicly traded
but which may or may
not be resold in                                .              .          .        .        .       .         .            .
accordance with Rule
144A under the
Securities Act of
1933.

Repurchase
Agreements

A transaction in       Counter-Party
which the seller of    Risk
a security agrees to
buy back a security                             .              .          .        .        .       .         .            .
at an agreed upon
time and price,
usually with
interest.

Small Company
Securities

Investments in small   Small Company
companies, which may   Investment,
be less liquid and     Market, and              .              .                            .                 .
more volatile than     Liquidity Risk
investments in
larger companies.

                                                     MONTGOMERY
                                            LARGE     EMERGING                                                              SMALL
                                           COMPANY     MARKETS    MONTGOMERY   SMALL CAP     SMALL CAP     SMALL COMPANY   COMPANY
                                           GROWTH       FOCUS     SMALL CAP     GROWTH     OPPORTUNITIES      GROWTH        VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE    PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Loans of Portfolio
Securities

The practice of        Counter-Party
loaning securities     and Leverage
to brokers, dealers    Risk
and financial
institutions to
increase returns on
those securities.
Loans may be made up                          .           .            .           .             .                .            .
to 1940 Act limits
(currently one-third
of total assets,
including the value
of the collateral
received).

Options

The right or           Leverage and
obligation to          Liquidity Risk
receive or deliver a
security or cash
payment depending on
the security's price
or the performance
of an index or
benchmark. Types of                                       .            .                         .
options used may
include: options on
securities, options
on a stock index,
stock index futures
and options on stock
index futures to
protect liquidity
and portfolio value.

Other Mutual Funds

Investments by the     Market Risk
Fund in shares of
other mutual funds,
which will cause
Fund shareholders to                          .           .            .           .             .                .            .
bear a pro rata
portion of the other
fund's expenses, in
addition to the
expenses paid by the
Fund.

Privately Issued
Securities

Securities that are    Liquidity Risk
not publicly traded
but which may or may
not be resold in
accordance with Rule                          .           .            .           .             .                             .
144A under the
Securities Act of
1933.

Repurchase
Agreements

A transaction in       Counter-Party
which the seller of    Risk
a security agrees to
buy back a security                           .           .            .           .             .                .            .
at an agreed upon
time and price,
usually with
interest.

Small Company
Securities

Investments in small   Small Company
companies, which may   Investment,
be less liquid and     Market, and                                     .           .             .                .            .
more volatile than     Liquidity Risk
investments in
larger companies.

                                                       Stock Funds Prospectus 85

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                  BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                           Supervises the Funds' activities

--------------------------------------------------------------------------------
             INVESTMENT ADVISER                        CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC          Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA          6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities   Provides safekeeping for the Funds' assets

--------------------------------------------------------------------------------
                              INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------
                                  Varies by Fund
                   Responsible for day-to-day portfolio management

--------------------------------------------------------------------------------
                                                                   SHAREHOLDER
                                     TRANSFER                       SERVICING
  ADMINISTRATOR                        AGENT                          AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds              Boston Financial Data              Various Agents
Management, LLC                Services, Inc.
525 Market St.                 Two Heritage Dr.
San Francisco, CA              Quincy, MA

Manages the                    Maintains records                  Provide
Funds' business                of shares and                      services to
activities                     supervises the payment             customers
                               of dividends

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

86 Stock Funds Prospectus

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of March 31, 2003, Funds Management and its affiliates managed over $183 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Diversified Equity, Diversified Small Cap and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements

     Under the investment advisory contract for the Equity Income, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for the Montgomery Emerging Markets Focus and Montgomery Small Cap Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the

                                                       Stock Funds Prospectus 87

Organization and Management of the Funds
--------------------------------------------------------------------------------

     oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund:(i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Advisers

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Growth, International Equity, Montgomery Emerging Markets Focus, Montgomery Small Cap and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of March 31, 2003, Wells Capital Management managed assets aggregating in excess of $114 billion.

     Schroder Investment Management North America Inc. ("Schroder"), located at 875 Third Avenue, 22nd Floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of March 31, 2003, Schroder managed $19 billion in assets.

     Cadence Capital Management ("Cadence"), Peregrine Capital
     Management, Inc. ("Peregrine"), Smith Asset Management Group, L.P.("Smith Group") and Wells Capital Management are investment sub-advisers to the master portfolios in which the gateway Funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

     Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of March 31, 2003, Cadence managed approximately $4.2 billion in assets.

     Peregrine, a wholly owned subsidiary of Wells Fargo Bank
     Minnesota, N.A. located at LaSalle Plaza, 800 LaSalle Avenue, Suite
     1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of March 31, 2003, Peregrine managed approximately $9.3 billion in assets.

     Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of March 31, 2003, the Smith Group managed over $598 million in assets.

88 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity, Small Cap Basic Value and Small Cap Index Portfolios.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan

     We have a shareholder servicing plan for the Diversified Small Cap, Montgomery Small Cap Fund, Small Cap Growth, Small Cap Opportunities, Small Company Growth and Small Company Value Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent

     Boston Financial Data Services, Inc.("BFDS") provides transfer agency and dividend disbursing services to the Funds.

                                                       Stock Funds Prospectus 89

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m.(ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m.(ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments

     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

90 Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

                                                       Stock Funds Prospectus 91

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

92 Stock Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                                                       Stock Funds Prospectus 93

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions

     The Equity Income Fund makes distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to you substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders should generally qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 6, 2003. Also, a Fund's distributions to individual shareholders attributable to the Fund's dividends received from U.S. and certain foreign corporations after December 31,2002 will generally be treated as net long-term capital gain, as long as certain other requirements are met.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the International Equity Fund and the Montgomery Emerging Markets Focus Fund may be eligible for an election, but we can't assure you that either Fund will make the election for a year. It is not expected that any other Funds in this Prospectus will be eligible for the election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your

94 Stock Funds Prospectus
     redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                                       Stock Funds Prospectus 95

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                      OBJECTIVE
--------------------------------------------------------------------------------
                               The Portfolio seeks capital appreciation by
Disciplined Growth Portfolio   investing primarily in common stocks of larger
                               companies.

Equity Income Portfolio        The Portfolio seeks long-term capital
                               appreciation and above-average dividend income.

Index Portfolio                The Portfolio seeks to replicate the return of
                               the S&P 500 Index.

                               The Portfolio seeks total return, with an
International Equity           emphasis on capital appreciation over the long
Portfolio                      term by investing in equity securities of
                               non-U.S. companies.

Large Cap Appreciation         The Portfolio seeks long-term capital
Portfolio                      appreciation.

                               The Portfolio seeks long-term capital
Large Company Growth           appreciation by investing primarily in large,
Portfolio                      high-quality domestic companies that the
                               adviser believes have superior growth
                               potential.

Small Cap Basic Value          The Portfolio seeks long-term capital
Portfolio                      appreciation by investing principally in common
                               stocks of smaller companies.

                               The Portfolio seeks to replicate the total
Small Cap Index Portfolio      return of the S&P Small Cap 600 Index with
                               minimum tracking error and to minimize
                               transaction costs.

Small Company Growth           The Portfolio seeks long-term capital
Portfolio                      appreciation by investing in smaller domestic
                               companies.

Small Company Value            The Portfolio seeks long-term capital
Portfolio                      appreciation.

96 Stock Funds Prospectus

     ---------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
     ---------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     In making investment decisions for the Portfolio, we apply a fundamentals-driven, value-oriented analysis that evaluates quantitative criteria such as operating profit levels, valuation and return on capital. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                       Stock Funds Prospectus 97

Portfolio Managers
--------------------------------------------------------------------------------

     Allen J. Ayvazian

     Small Cap Growth Fund since 2003
     Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Small Cap Growth
     Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

     William B. Bannick, CFA

     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     David B. Breed, CFA

     Diversified Equity Fund since 2001
     Large Cap Appreciation Fund since 2001
     Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence. He has managed separate equity accounts and has led the team of equity portfolio managers and analysts there since 1988. He earned his BA in Finance from the University of Massachusetts, and his MBA in Finance from the Wharton School of Business.

     Katherine A. Burdon, CFA

     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Ms. Burdon joined Cadence in 1993 where she is a Managing Director and Senior Portfolio Manager. Ms. Burdon has 19 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. She earned her BS in Biology at Stanford University and an MS in Accounting at Northeastern University. Ms. Burdon is also a Certified Public Accountant.


     Frank Chiang

     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

     Tasso H. Coin, Jr., CFA

     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Small Company Value Fund since 2002
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

98 Stock Funds Prospectus

     John S. Dale, CFA

     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA

     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Gregory T. Genung, CFA

     Diversified Equity Fund since 2002
     Diversified Small Cap Fund since 2002
     Equity Index Fund since 2002
     Growth Equity Fund since 2002
     Index Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     Daniel J. Hagen

     Diversified Equity Fund since 2003
     Diversified Small Cap Fund since 2003
     Growth Equity Fund since 2003
     Small Company Growth Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffrey, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

     Josephine Jimenez, CFA

     International Equity Fund since 2003
     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

                                                       Stock Funds Prospectus 99

Portfolio Managers
--------------------------------------------------------------------------------

     Jenny B. Jones

     Small Cap Opportunities Fund since 2003
     Ms. Jones joined Schroder in 2002 from Morgan Stanley Investment Management, where she was an Executive Director responsible for the management of several Small Cap and Small-Mid Special Value funds. Prior to Morgan Stanley, Ms. Jones worked for Oppenheimer Capital, Mutual of America, Drexel Burnham Lambert, and Shearson/American Express. She earned her bachelor's degree from Yale University and an MBA in Finance from New York University.

     Stephen M. Kensinger, CFA

     Growth Fund since 2003
     Mr. Kensinger joined Wells Capital Management in 1999. He serves as a Managing Director of Wells Capital Management and as a co-manager of the Growth Fund. He has over 10 years of accumulated experience with the firm including service from the mid 1980's through 1994 with Norwest Investment Management and at Wells Capital Management since 1999. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

     Deborah J. Meacock, CFA

     Growth Fund since 2001
     Ms. Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. She is the Managing Director of the large cap growth team. As strategy leader, she oversees the fundamental analysis and portfolio construction of the Growth Fund as well as the Premier Growth style implemented in separately managed institutional accounts. Ms. Meacock earned her undergraduate degree in Education/French from Oxford University in England.

     Robert B. Mersky, CFA

     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Gary E. Nussbaum, CFA

     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

100 Stock Funds Prospectus

     Jerome "Cam" Philpott, CFA

     Montgomery Small Cap Fund and its predecessor since 1993
     Small Cap Growth Fund since 2003
     Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his BA in Economics from Washington and Lee University and his MBA from the Darden School at the University of Virginia.

     Douglas N. Pratt, CFA

     Growth Equity Fund since 2002
     Mr. Pratt joined Wells Capital Management in 2002 as the manager of the Small Cap Basic Value Portfolio and has managed equity portfolios since 1992. Prior to joining Wells Capital Management, Mr. Pratt was a portfolio manager at Willow Capital, LLC since 1996, where he founded and managed a long/short equity hedge fund. Mr. Pratt earned his AB in English Literature at Brown University and a double MBA in finance and accounting from Columbia University.

     Douglas G. Pugh, CFA

     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Company Value Fund since 2001
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA

     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stuart Roberts

     Montgomery Small Cap Fund and its predecessor since 1990
     Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management where he managed the Small Cap Fund since its inception in 1990. He has specialized in small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and his BA in Economics from Bowdoin College.

                                                      Stock Funds Prospectus 101

Portfolio Managers
--------------------------------------------------------------------------------

     Stephen S. Smith

     Diversified Equity Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Paul E. von Kuster, CFA

     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White

     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Equity Fund and its predecessor since 1998
     Index Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA

     Diversified Equity Fund since 2001
     Growth Equity Fund since 2001
     International Equity Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a Portfolio Manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a Portfolio Manager for the International Fund for high net-worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J. L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

102 Stock Funds Prospectus

Glossary
--------------------------------------------------------------------------------

     We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH

     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depository Receipts ("ADRs")

     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depository Receipts and Global Depository Receipts.

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth

     An increase in the value of a security. See also "total return."

     Capitalization

     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities

     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Derivatives

     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions

     Distributions of net investment income and/or realized capital gains made by a Fund to its shareholders.

     Diversified

     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

     Emerging Markets

     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     Emerging Market Securities

     Emerging market securities are securities:(1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods

                                                      Stock Funds Prospectus 103

Glossary
--------------------------------------------------------------------------------

     produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund

     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Hedge

     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security

     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Initial Public Offering

     The first time a company's stock is offered for sale to the public.

     Institution

     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index

     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

104 Stock Funds Prospectus

     Russell 2000 Index

     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index

     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Turnover Ratio

     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued

     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants

     The right to buy a stock at a set price for a set time.

                                                      Stock Funds Prospectus 105

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:


STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.


ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

Write to:

Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (6/03)
ICA Reg. No.  -----------------------------------------------------
811-09253     NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
#527070       -----------------------------------------------------

                                                               [GRAPHIC]
                                                       Printed on Recycled Paper

                                                              [LOGO] WELLS FARGO

     Wells Fargo Stock Funds

                  Prospectus

                  Wells Fargo Montgomery Institutional Emerging Markets Fund(SM)

                  Select Class

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                    June 9, 2003

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Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------
Overview                          Objective and Principal Strategy             4

Important summary information     Summary of Important Risks                   6
about the Fund.                   Performance History                          8
                                  Summary of Expenses                         10
                                  Key Information                             12

--------------------------------------------------------------------------------
The Fund                          Montgomery Institutional Emerging
                                     Markets Fund                             13
Important information about       Additional Strategies and
the Fund.                            General Investment Risks                 16
                                  Organization and Management
                                     of the Fund                              20

--------------------------------------------------------------------------------
Your Investment                   Your Account                                22

How to open an account and           How to Buy Shares                        23
how to buy, sell and exchange        How to Sell Shares                       24
Fund shares.                         Exchanges                                25

--------------------------------------------------------------------------------
Reference                         Other Information                           26

Additional information and term   Portfolio Managers                          28
definitions.                      Glossary                                    29

Stock Fund Overview
--------------------------------------------------------------------------------

See the Fund description in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                       OBJECTIVE
--------------------------------------------------------------------------------
Montgomery Institutional   Seeks long-term capital appreciation.
Emerging Markets Fund

4 Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

     We invest in a diversified portfolio of equity securities of companies tied economically to emerging market countries.

                     Montgomery Institutional Emerging Markets Fund Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund Description beginning on page 13;

..    the "Additional Strategies and General Investment Risks" section beginning on page 16; and

..    the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities

The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market.

Foreign Investments

The Fund invests in foreign investments, which are subject to additional risks including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Emerging Market Securities

The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

6 Montgomery Institutional Emerging Markets Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo Montgomery Institutional Emerging Markets Fund became the successor fund to the Montgomery Institutional Series: Emerging Markets Portfolio effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for the Wells Fargo Montgomery Institutional Emerging Markets Fund reflects the historical information for the predecessor fund.

     Montgomery Institutional Emerging Markets Fund Select Class Calendar Year Returns*/1/

     [GRAPH]

     '94    (9.25)%
     '95    (7.13)%
     '96    13.02%
     '97    (2.01)%
     '98   (34.99)%
     '99    66.87%
     '00   (27.44)%
     '01    (3.83)%
     '02    (8.31)%

     Best Qtr.: Q4 '99 . 35.21%     Worst Qtr.: Q3 '98 . (23.67)%

     *    The Fund's year-to-date performance through March 31, 2003 was
          (5.81)%.

8 Montgomery Institutional Emerging Markets Fund Prospectus

     The table below provides average annual total return information, both before and after taxes, for the Fund's Select Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
                                                                  Life
     for the period ended 12/31/02            1 year   5 years   of Fund
     -----------------------------            ------   -------   -------
     Select Class Returns Before
        Taxes (Incept. 12/17/93)/1/           (8.31)%  (7.04)%   (4.53)%

     Select Class Returns After
        Taxes on Distributions                (8.45)%  (7.11)%   (4.65)%

     Select Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                   (5.11)%  (5.47)%   (3.49)%

     MSCI Emerging Markets Free Index
        (reflects no deduction for expenses
        or taxes)/2/                          (7.12)%   1.32%     8.00%

     /1/ Performance shown for the Select Class shares reflects the performance of the predecessor fund's single class of shares.
     /2/  Morgan Stanley Capital International Emerging Markets Free Index.

                     Montgomery Institutional Emerging Markets Fund Prospectus 9

Montgomery Institutional Emerging Markets Fund
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                       Montgomery Institutional
                                                                        Emerging Markets Fund
-----------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                          None

Maximum deferred sales charge (load) (as a percentage of the lower
   of the Net Asset Value ("NAV") at purchase or the NAV at redemption)         None
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                       Montgomery Institutional
                                                                       Emerging Markets Fund
-----------------------------------------------------------------------------------------------
Management Fees                                                                1.10%
Distribution (12b-1) Fees                                                      0.00%
Other Expenses/1/                                                              0.57%
-----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.67%
-----------------------------------------------------------------------------------------------
Fee Waivers                                                                    0.42%
-----------------------------------------------------------------------------------------------
NET EXPENSES/2/                                                                1.25%
-----------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year and may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through January 31, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

10 Montgomery Institutional Emerging Markets Fund Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                        Montgomery Institutional
                                                        Emerging Markets Fund
--------------------------------------------------------------------------------
 1 YEAR                                                        $  127
 3 YEARS                                                       $  486
 5 YEARS                                                       $  868
10 YEARS                                                       $1,941
--------------------------------------------------------------------------------

                    Montgomery Institutional Emerging Markets Fund Prospectus 11

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in the
     Fund:

     The summary information on the previous page is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------
     Investment Objective and Investment Strategies

     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .    what the Fund is trying to achieve; and

     .    how we intend to invest your money.

     ---------------------------------------------------------------------------
     Permitted Investments

     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

     ---------------------------------------------------------------------------
     Important Risk Factors

     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

12 Montgomery Institutional Emerging Markets Fund Prospectus

Montgomery Institutional Emerging Markets Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Frank Chiang

     ---------------------------------------------------------------------------

     Investment Objective

     The Montgomery Institutional Emerging Markets Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies

     We invest in a diversified equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in emerging market securities; and

     . in a minimum of six emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

     As part of our investment strategy we may invest up to 35% of total assets in a single emerging market country.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described on page 6.

     The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

     The Fund's investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 16. These considerations are all important to your investment choice.

                    Montgomery Institutional Emerging Markets Fund Prospectus 13

Montgomery Institutional Emerging Markets Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). Except as noted below, PricewaterhouseCoopers LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual or semi-annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                SELECT CLASS SHARES--
                                                                COMMENCED ON DECEMBER 17,
                                                                1993
                                                                -------------------------
                                                                Dec. 31, 2002    June 30,
For the period ended:                                            (unaudited)       2002
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 34.41       $ 35.30

Income from investment operations:
   Net investment income (loss)                                      0.08          0.28
   Net realized and unrealized gain (loss) on
      investments                                                   (2.84)        (0.82)

Total from investment operations                                    (2.76)        (0.54)

Less distributions:
   Dividends from net investment income                             (0.12)        (0.35)
   Distributions from net realized gain                              0.00          0.00

Total distributions                                                 (0.12)        (0.35)

Net asset value, end of period                                    $ 31.53       $ 34.41

Total return/1/                                                     (8.02)%       (1.56)%

Ratios/supplemental data:
   Net assets, end of period (000s)                               $62,456       $66,511

Ratios to average net assets:
   Ratio of expenses to average net assets
      Ratio of expenses excluding interest and tax expense/3/        1.25%/2/      1.25%
      Ratio of expenses including interest and tax expense/3/        1.27%/2/      1.30%
   Ratio of net investment income (loss) to
      average net assets                                             0.01%/2/      0.85%

Portfolio turnover                                                     31%           99%

Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/3/                         2.25%/2/      4.80%

/1/ Total return represents aggregate total return for the periods indicated. /2/ Annualized.
/3/ For purposes of the expense ratio calculation, certain expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

14 Montgomery Institutional Emerging Markets Fund Prospectus


                                                                ------------------------------------------
                                                                June 30,   June 30,    June 30,   June 30,
                                                                  2001       2000        1999       1998
                                                                ------------------------------------------
Net asset value, beginning of period                            $ 47.07    $  39.05    $  35.61   $  58.52

Income from investment operations:
   Net investment income (loss)                                    0.67       (0.45)       0.38       0.32
   Net realized and unrealized gain (loss) on
      investments                                                (12.44)       8.47        3.06     (22.44)

Total from investment operations                                 (11.77)       8.02        3.44     (22.12)

Less distributions:
   Dividends from net investment income                            0.00        0.00        0.00      (0.64)
   Distributions from net realized gain                            0.00        0.00        0.00      (0.15)

Total distributions                                                0.00        0.00        0.00      (0.79)

Net asset value, end of period                                  $ 35.30    $  47.07    $  39.05   $  35.61

Total return/1/                                                  (24.97)%     20.42%       9.75%    (38.05)%

Ratios/supplemental data:
   Net assets, end of period (000s)                             $66,761    $104,553    $103,661   $197,578

Ratios to average net assets:
   Ratio of expenses to average net assets
      Ratio of expenses excluding interest and tax expense/3/      1.25%       1.25%       1.25%      1.25%
      Ratio of expenses including interest and tax expense/3/      1.31%       2.15%       1.45%      1.25%
   Ratio of net investment income (loss) to
      average net assets                                           1.17%      (0.77)%      0.79%      0.96%

Portfolio turnover                                                  171%        116%        115%       104%

Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/3/                       3.18%       3.74%       2.42%      1.66%

                    Montgomery Institutional Emerging Markets Fund Prospectus 15

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Montgomery Institutional Emerging Markets Fund. Certain risks of this particular Fund are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Fund may also use various derivative investments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

16 Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets as defined in the Glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity, greater price volatility and those risks related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

                    Montgomery Institutional Emerging Markets Fund Prospectus 17

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                     PRINCIPAL RISK(S)
--------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow money for temporary purposes      Leverage Risk
(e.g. to meet shareholder redemptions).

Emerging Market Securities
Securities of companies based in countries considered   Emerging Market,
developing or to have "emerging" stock markets.         Foreign Investment,
Generally, these securities have the same type of       Regulatory, Liquidity
risks as foreign, but to a higher degree.               and Currency Risk.

Foreign Securities
Equity securities issued by a non-U.S. company which    Foreign Investment,
may be in the form of an ADR or similar investment.     Regulatory, Liquidity
                                                        and Currency Risk
Illiquid Securities
A security which may not be sold or disposed of in      Liquidity Risk
the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,          Counter-Party and
dealers and financial institutions to increase          Leverage Risk
returns on those securities. Loans may be made up to the limits imposed by the Investment Company Act of 1940 ("1940 Act") (currently one-third of total assets, including the value of the collateral received).

Options
The right or obligation to receive or deliver a         Leverage and, Liquidity
security or cash payment depending on the security's    Risk
price or the performance of an index or benchmark.
Types of options used may include: options on securities, options on a stock index, stock index futures and options on stock index futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual       Market Risk
funds, which will cause Fund shareholders to bear a pro rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may   Liquidity Risk
or may not be resold in accordance with Rule 144A under the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security         Counter-Party Risk
agrees to buy back a security at an agreed upon time and price, usually with interest.

18 Montgomery Institutional Emerging Markets Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Fund's activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             INVESTMENT ADVISER                     CUSTODIAN
--------------------------------------------------------------------------------
   Wells Fargo Funds Management, LLC   Wells Fargo Bank Minnesota, N.A.
   525 Market Street                   6th & Marquette
   San Francisco, CA                   Minneapolis, MN

   Manages the Fund's investment       Provides safekeeping for the Fund's
   activities                          assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                                525 Market Street
                                San Francisco, CA

                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  SHAREHOLDER
                                          TRANSFER                 SERVICING
           ADMINISTRATOR                    AGENT                   AGENTS
--------------------------------------------------------------------------------
   Wells Fargo Funds Management,   Boston Financial Data      Various Agents
   LLC                             Services, Inc.
   525 Market Street               Two Heritage Drive
   San Francisco, CA               Quincy, MA

   Manages the Fund's              Maintains records of       Provide services
   business activities             shares and supervises      to customers
                                   the payment of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

20 Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. As of March 31, 2003, Funds Management and its affiliates managed over $183 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Adviser

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of March 31, 2003, Wells Capital Management managed assets aggregating in excess of $114 billion.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.

                    Montgomery Institutional Emerging Markets Fund Prospectus 21

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (Eastern time). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Fund is open for business each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments

     Institutions are required to make a minimum initial investment of $5,000,000 in the Fund. There are no minimum subsequent investment requirements as long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

22 Montgomery Institutional Emerging Markets Fund Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Select Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Select Class shares of the Fund should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Select Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Fund; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

                    Montgomery Institutional Emerging Markets Fund Prospectus 23

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Select Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

24 Montgomery Institutional Emerging Markets Fund Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representative for further details.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

                    Montgomery Institutional Emerging Markets Fund Prospectus 25

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions

     The Fund makes distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to you substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from the Fund's ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. It is not expected that corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders should generally qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 6, 2003. Also, a Fund's distributions to individual shareholders attributable to the Fund's dividends received from U.S. and certain foreign corporations after December 31, 2002 will generally be treated as net long-term capital gain, as long as certain other requirements are met.

     Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Fund may be eligible for an election, but we can't assure you that the Fund will make the election for a year.

     If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                    Montgomery Institutional Emerging Markets Fund Prospectus 27

26 Montgomery Institutional Emerging Markets Fund Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

     Josephine Jimenez, CFA

     Montgomery Institutional Emerging Markets Fund and its predecessor since 1993.

     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Portfolio since 1993. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

     Frank Chiang

     Montgomery Institutional Emerging Markets Fund and its predecessor since
     1996

     Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Portfolio. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

                    Montgomery Institutional Emerging Markets Fund Prospectus 27

Glossary
--------------------------------------------------------------------------------

     We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH

     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depository Receipts ("ADRs")

     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depository Receipts and Global Depository Receipts.

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Fund.

     Capital Appreciation, Capital Growth

     An increase in the value of a security.

     Derivatives

     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions

     Distributions of net investment income and/or realized capital gains made by a Fund to its shareholders.

     Emerging Markets

     Financial markets associated with a country that is considered by the international financial community and international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, to have an "emerging" stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     Emerging Market Securities

     Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Institution

     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Fund on behalf of groups of investors.

28 Montgomery Institutional Emerging Markets Fund Prospectus

Glossary
--------------------------------------------------------------------------------

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                    Montgomery Institutional Emerging Markets Fund Prospectus 29

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION

     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS

     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call:1-800-222-8222

     Write to:

     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009;or
     by electronic request at publicinfo@sec.gov
     Call:1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P065 (6/03)
ICA Reg. No.  -----------------------------------------------------
811-09253     NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE   [GRAPHIC] Printed on Recycled Paper
#527072       -----------------------------------------------------

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2003,
                             as Amended June 9, 2003

                             DIVERSIFIED EQUITY FUND
                           DIVERSIFIED SMALL CAP FUND
                               EQUITY INCOME FUND
                                EQUITY INDEX FUND
                                   GROWTH FUND
                               GROWTH EQUITY FUND
                                   INDEX FUND
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP APPRECIATION FUND
                            LARGE COMPANY GROWTH FUND
                     MONTGOMERY EMERGING MARKETS FOCUS FUND
                 MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND
                         MONTGOMERY MID CAP GROWTH FUND
                            MONTGOMERY SMALL CAP FUND
                    SIFE SPECIALIZED FINANCIAL SERVICES FUND
                              SMALL CAP GROWTH FUND
                          SMALL CAP OPPORTUNITIES FUND
                            SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND
                        SPECIALIZED HEALTH SCIENCES FUND
                           SPECIALIZED TECHNOLOGY FUND

         Class A, Class B, Class C, Institutional Class and Select Class

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twenty one funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Diversified Equity, Diversified Small Cap, Equity Income, Equity Index, Growth, Growth Equity, Index, International Equity, Large Cap Appreciation, Large Company Growth, Montgomery Emerging Markets Focus, Montgomery Institutional Emerging Markets, Montgomery Mid Cap Growth, Montgomery Small Cap, SIFE Specialized Financial Services, Small Cap Growth, Small Cap Opportunities, Small Company Growth, Small Company Value, Specialized Health Sciences and Specialized Technology Funds. Each Fund, except for the Specialized Health Sciences and Specialized Technology Funds, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A and Class B shares, except the Diversified Small Cap, Index, Small Cap Opportunities and Small Company Growth Funds, which only offer Institutional Class shares and the Montgomery Institutional Emerging Markets Fund, which only offers Select Class shares. The Diversified Equity, Equity Income, Growth Equity, International

Equity, Large Cap Appreciation, Large Company Growth, Montgomery Emerging Markets Focus, Montgomery Mid Cap Growth, Montgomery Small Cap, SIFE Specialized Financial Services, Small Cap Growth, Small Company Value, Specialized Health Sciences and Specialized Technology Funds also offer Class C shares. The Diversified Equity, Equity Income, Growth, Growth Equity, International Equity, Large Cap Appreciation, Large Company Growth, Montgomery Emerging Markets Focus, Montgomery Small Cap, Small Cap Growth, and Small Company Value Funds also offer Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Class A, Class B, Class C and Institutional Class Prospectuses, dated February 1, 2003, as amended June 9, 2003, and the Select Class Prospectus, dated June 9, 2003. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended September 30, 2002 and for year ended June 30, 2002 for the Montgomery Emerging Markets Focus, Montgomery Institutional Emerging Markets, Montgomery Mid Cap Growth and Montgomery Small Cap Funds, are hereby incorporated by reference to the respective Annual Reports. The Prospectuses and Annual Reports may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Historical Fund Information...................................................1

Investment Policies...........................................................4

Additional Permitted Investment Activities and Associated Risks...............7

Management...................................................................29

Performance Calculations.....................................................55

Determination of Net Asset Value.............................................58

Additional Purchase and Redemption Information...............................59

Portfolio Transactions.......................................................61

Fund Expenses................................................................65

Federal Income Taxes.........................................................65

Capital Stock................................................................74

Other........................................................................89

Counsel......................................................................89

Independent Auditors.........................................................89

Financial Information........................................................89

                           HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     On August 29, 2001, the Board of Trustees of the SIFE Trust Fund approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the SIFE Trust Fund into the Trust's Wells Fargo SIFE Specialized Financial Services Fund. The reorganization was effective at the close of business on February 22, 2002.

     On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization is June 9, 2003.

     The Funds described in this SAI, except for the Large Cap Appreciation, Small Company Value, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; the reorganization of the SIFE Trust Fund, advised by SIFE, into the Wells Fargo SIFE Specialized Financial Services Fund; or the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Funds. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between the SIFE Trust Fund and the Trust followed the acquisition of SIFE by a subsidiary of Wells Fargo & Company, The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM").

     The chart below indicates the predecessor Stagecoach, Norwest, SIFE Trust and Montgomery funds that are the accounting survivors of the Wells Fargo Funds.

------------------------------------------------------------------------------------------------------------
               Wells Fargo Funds                                       Predecessor Funds
------------------------------------------------------------------------------------------------------------
Diversified Equity Fund                          Norwest Diversified Equity Fund
------------------------------------------------------------------------------------------------------------
Diversified Small Cap Fund                       Norwest Diversified Small Cap Fund
------------------------------------------------------------------------------------------------------------
Equity Income Fund                               Norwest Income Equity Fund
------------------------------------------------------------------------------------------------------------
Equity Index Fund                                Stagecoach Equity Index Fund
------------------------------------------------------------------------------------------------------------
Growth Fund                                      Stagecoach Growth Fund
------------------------------------------------------------------------------------------------------------
Growth Equity Fund                               Norwest Growth Equity Fund
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Index Fund                                       Norwest Index Fund
------------------------------------------------------------------------------------------------------------
International Equity Fund                        Stagecoach International Equity Fund
------------------------------------------------------------------------------------------------------------
Large Cap Appreciation Fund                      N/A
------------------------------------------------------------------------------------------------------------
Large Company Growth Fund                        Norwest Large Company Growth Fund
------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund           Montgomery Emerging Markets Focus Fund
------------------------------------------------------------------------------------------------------------
Montgomery Institutional Emerging Markets Fund   Montgomery Institutional Series: Emerging Markets Portfolio
------------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Growth Fund                   Montgomery Mid Cap Fund
------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                        Montgomery Small Cap Fund
------------------------------------------------------------------------------------------------------------
SIFE Specialized Financial Services Fund         SIFE Trust Fund
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                            Stagecoach Small Cap Fund
------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                     Norwest Small Cap Opportunities Fund
------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                        Norwest Small Company Growth Fund
------------------------------------------------------------------------------------------------------------
Small Company Value Fund                         N/A
------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund                 N/A
------------------------------------------------------------------------------------------------------------
Specialized Technology Fund                      N/A
------------------------------------------------------------------------------------------------------------

     The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984.

     The Growth Fund commenced operations on November 8, 1999, as successor to the Growth Fund of Stagecoach and the Value Growth Stock Fund of Norwest. The predecessor Stagecoach Growth Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 1, 1992 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Growth Fund.

     The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

     The Large Cap Appreciation Fund commenced operations on August 31, 2001.

     The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The Montgomery Emerging Markets Focus Fund commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor Montgomery Emerging Markets Focus Fund, which is considered the surviving entity for accounting purposes.

     The Montgomery Institutional Emerging Markets Fund commenced operations on June 9, 2003 as successor to the Montgomery Institutional Series: Emerging Markets Portfolio. The predecessor fund commenced operations on December 17, 1993. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

     The Montgomery Mid Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Mid Cap Fund and the Wells Fargo Mid Cap Growth Fund. The Montgomery Mid Cap Fund, which commenced operations on December 30, 1994, is considered the surviving entity for accounting purposes. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the Montgomery Mid Cap Fund.

     The Montgomery Small Cap Fund commenced operations on June 9, 2003 as successor to the Montgomery Small Cap Fund. The predecessor fund commenced operations on July 13, 1990. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

     The SIFE Specialized Financial Services Fund commenced operations on February 25, 2002 as the successor to the SIFE Trust Fund, a Delaware statutory trust. The SIFE Trust Fund was organized on February 28, 1997 as the successor-in-interest to the SIFE Trust Fund, a California trust, which was organized on September 26, 1960. The Fund, through its predecessor entities, has offered its shares to the public on a continuous basis since July 2, 1962. The predecessor fund offered Class A-I, Class A-II, Class B and Class C shares. The performance history and financial highlights shown for periods prior to February 25, 2002, are the performance history and financial highlights of the predecessor fund. The Class A-I shares are considered the accounting survivor for the Class A shares.

     The Small Cap Growth Fund commenced operations on November 8, 1999, as successor to the Small Cap and Strategic Growth Funds of Stagecoach and the Small Company Stock Fund of Norwest. The predecessor Stagecoach Small Cap Fund, which is considered the surviving entity for accounting purposes, commenced operations on September 16, 1996 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Small Cap Fund.

     The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993. As of May 17, 2002, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

     The Small Company Value Fund commenced operations on January 31, 2002.

     The Specialized Health Sciences Fund commenced operations on April 2, 2001.

     The Specialized Technology Fund commenced operations on September 18, 2000.

                               INVESTMENT POLICIES

     Fundamental Investment Policies

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Health Sciences Fund's investments in securities of the health sciences sector, which is the group of industries that include pharmaceutical, biochemical, biotechnology, research and development, health care facilities, health care services and medical device industries, or (vi) limit the Specialized Technology Fund's investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology, or defense and aerospace industries, or (vii) limit the SIFE Specialized Financial Services Fund's investment in securities of companies that the adviser considers to be in the "financial services" sector, which includes commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate related companies, leasing companies and consumer and industrial finance companies, and, provided further that (viii) the Index Fund and the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) except for the Specialized Health Sciences and Specialized Technology Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund, except the Specialized Technology Fund and the Specialized Health Sciences Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Short sale transactions not made "against the box" by the Specialized Technology Fund and the Specialized Health Sciences Fund may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     General

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities

     Certain Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities. The Fund may also invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related and Other Asset-Backed Securities."

     Bank Obligations

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     Borrowing

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

     Closed-End Investment Companies

     Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

     Commercial Paper

     The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

     Convertible Securities

     The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

     Custodial Receipts for Treasury Securities

     The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Derivative Securities: Futures and Options Contracts

     Futures and options contracts are types of "derivative securities," securities which derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

     The Funds may also purchase options on futures contracts. See "Options Trading" below.

     Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds' securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or
(3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds' strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds' activities in the underlying cash market.

     The Funds may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

     The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds' hedging policies.

     Special Considerations for the Small Cap Opportunities Fund. The Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge.

     Purchasing Calls and Puts. Certain Funds may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

     When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

     Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

     Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

     No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

     Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     See "Options Trading" below.

     Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which certain Funds may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund.

     Dollar Roll Transactions

     The Funds may enter into "dollar roll" transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Emerging Market Securities

     The Montgomery Emerging Markets Focus Fund and the Montgomery Institutional Emerging Markets Fund do and certain of the other Funds may invest in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     The Montgomery Emerging Markets Focus Fund does not intend to diversify its portfolio across a large number of emerging market countries. Instead, the Fund's portfolio manager's objective is to concentrate its investments in a small number of emerging market countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund's net asset value ("NAV") extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events' impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

     Floating- and Variable-Rate Obligations

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities

     Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

     The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
Transactions

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Illiquid Securities

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

     Initial Public Offerings

     Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     Loans of Portfolio Securities

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Money Market Instruments and Temporary Investments

     The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1--" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

     Mortgage-Related and Other Asset-Backed Securities

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs"). The Funds may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the Adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

     Other Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Other Investment Companies

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     iShares. The Funds may invest in "iShares" securities, which are index-tracking mutual funds sold in 50,000 share "Creation Units," primarily to institutions or other large investors. iShares seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index.

     Participation Interests

     The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements

     The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collaterized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

     Reverse Repurchase Agreements

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short Sales

     A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the fund's net assets or 5% of the securities of such class of the issuer. A fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

     Short sales by a fund that are not made "against the box" create opportunities to increase the fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a fund makes a short sale "against the box," the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position.

     In view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund, except the Specialized Health Sciences Fund and the Specialized Technology Fund, will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. The Specialized Health Sciences Fund and the Specialized Technology Fund may make short sales that are not "against the box," however, such transactions may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

     Small Company Securities

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

     Synthetic Convertible Securities

     The Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

     Unrated Investments

     The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

     U.S. Government Obligations

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants

     The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

     Nationally Recognized Statistical Ratings Organizations

     The ratings of Moody's, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the each Prospectus entitled "Organization and Management of the Funds."

     Trustees and Officers. The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 95 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the "Fund Complex"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                         Position Held with                                         Other Public Company
   Name, Age and            Registrant/             Principal Occupation(s)        or Investment Company
      Address           Length of Service/1/          During Past 5 Years              Directorships
---------------------   --------------------   ---------------------------------   ---------------------
                              INDEPENDENT TRUSTEES
Thomas S. Goho, 60      Trustee,               Wake Forest University, Calloway             N/A
                        since 1987             School of Business and
                                               Accountancy, Benson-Pruitt
                                               Professorship since 1999,
                                               Associate Professor of
                                               Finance 1994-1999.

Peter G. Gordon, 60     Trustee, since         Chairman, CEO and Co-Founder of              N/A
                        1998; (Lead            Crystal Geyser Water Company and
                        Trustee, since         President of Crystal Geyser
                        2001).                 Roxane Water Company.

Richard M. Leach, 69    Trustee,               President of Richard M. Leach                N/A
                        since 1987             Associates (a financial
                                               consulting firm).

Timothy J. Penny, 51    Trustee,               Senior Counselor to the public               N/A
                        since 1996             relations firm of Himle-Horner
                                               and Senior Fellow at the Humphrey
                                               Institute, Minneapolis, Minnesota
                                               (a public policy organization).

Donald C. Willeke, 62   Trustee,               Principal of the law firm of                 N/A
                        since 1996             Willeke & Daniels.

                             INTERESTED/2/ TRUSTEES

Robert C. Brown, 71     Trustee,               Retired. Director, Federal Farm              N/A
                        since 1992             Credit Banks Funding Corporation
                                               and Farm Credit System Financial
                                               Assistance Corporation until
                                               February 1999.

J. Tucker Morse, 58     Trustee,               Private Investor/Real Estate                 N/A
                        since 1987             Developer; Chairman of White
                                               Point Capital, LLC.

                         Position Held with                                         Other Public Company
   Name, Age and            Registrant/             Principal Occupation(s)        or Investment Company
      Address           Length of Service/1/          During Past 5 Years              Directorships
---------------------   --------------------   ---------------------------------   ---------------------
                                             OFFICERS
Karla M. Rabusch, 44    President,             Senior Vice President of Wells               N/A
                        since 2003             Fargo Bank, N.A.  President of
                                               Wells Fargo Funds Management,
                                               LLC.  Senior Vice President and
                                               Chief Administrative Officer of
                                               Wells Fargo Funds Management, LLC
                                               from March 2001 to March 2003.
                                               Vice President of Wells Fargo
                                               Bank, N.A. from December 1997 to
                                               May 2000.

Denise R. Lewis, 39     Treasurer,             Vice President of Wells Fargo                N/A
                        Since 2003             Bank, N.A.  Vice President of
                                               Financial Reporting and
                                               Accounting of Wells Fargo Funds
                                               Management, LLC.  Prior thereto,
                                               Senior Vice President of The
                                               Wadsworth Group until December
                                               2000.

C. David Messman, 43    Secretary,             Vice President and Managing                  N/A
                        since 2000             Counsel of Wells Fargo Bank,
                                               N.A.  Vice President and
                                               Secretary of Wells Fargo Funds
                                               Management, LLC since March
                                               2001.

----------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

     Compensation. Each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2002, the Trustees received the following compensation:

               Compensation Table
          Year Ended September 30, 2002
-------------------------------------------------
Trustee                              Compensation
-------                              ------------
                INDEPENDENT TRUSTEES
Thomas S. Goho                         $65,000
Peter G. Gordon                        $72,500
Richard M. Leach                       $65,000
Timothy J. Penny                       $65,000
Donald C. Willeke                      $65,000
                INTERESTED TRUSTEES
Robert C. Brown                        $65,000
W. Rodney Hughes*                      $65,000
J. Tucker Morse                        $65,000

----------
* Retired as of 12/31/02.

     Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund

Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                      Calendar Year Ended December 31, 2002

----------------------------------------------------------------------------------------------------------




Trustee             Dollar Range of Equity Securities of the Stock Funds of Funds Trust
----------------------------------------------------------------------------------------------------------


                    Diversified  Diversified  Equity  Equity  Equity          Growth         International
                      Equity      Small Cap   Income  Index    Value  Growth  Equity  Index     Equity
----------------------------------------------------------------------------------------------------------
                                              INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
Thomas S. Goho           0            0         0        B      0       0        0      0          0
----------------------------------------------------------------------------------------------------------
Peter G. Gordon          A            0         0        0      0       0        0      0          0
----------------------------------------------------------------------------------------------------------
Richard M. Leach         0            0         0        0      0       0        0      0          0
----------------------------------------------------------------------------------------------------------
Timothy J. Penny         0            0         A        0      0       0        0      0          0
----------------------------------------------------------------------------------------------------------
Donald C. Willeke        0            0         0        0      0       0        B      B          0
----------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
Robert C. Brown          0            0         0        0      0       0        0      0          0
----------------------------------------------------------------------------------------------------------
J. Tucker Morse          0            0         0        0      0       0        0      0          0
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------




Trustee             Dollar Range of Equity Securities of the Stock Funds of Funds Trust
-------------------------------------------------------------------------------------------------------------------
                                                 Montgomery                                                SIFE
                                                  Emerging     Montgomery     Montgomery   Montgomery   Specialized
                     Large Caps   Large Company    Markets   Inst'l Emerging   Mid Cap     Small Cap     Financial
                    Appreciation     Growth      Focus Fund    Markets Fund    Growth        Fund        Services
-------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Thomas S. Goho            0            0             0             0              0            0             0
-------------------------------------------------------------------------------------------------------------------
Peter G. Gordon           0            A             0             0              0            0             0
-------------------------------------------------------------------------------------------------------------------
Richard M. Leach          0            0             0             0              0            0             0
-------------------------------------------------------------------------------------------------------------------
Timothy J. Penny          0            0             0             0              0            0             0
-------------------------------------------------------------------------------------------------------------------
Donald C. Willeke         0            0             0             0              0            0             0
-------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Robert C. Brown           0            0             0             0              0            0             0
-------------------------------------------------------------------------------------------------------------------
J. Tucker Morse           0            0             0             0              0            0             0
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                             Aggregate
                                                                                          Dollar Range of
                                                                                              Equity
                                                                                           Securities of
Trustee             Dollar Range of Equity Securities of the Stock Funds of Funds Trust     Fund Complex
---------------------------------------------------------------------------------------------------------

                                               Small    Small   Specialized
                    Small Cap    Small Cap    Company  Company    Health     Specialized
                      Growth   Opportunities  Growth    Value    Sciences     Technology
---------------------------------------------------------------------------------------------------------
                                          INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
Thomas S. Goho          0            0           0        0          0            0              D
---------------------------------------------------------------------------------------------------------
Peter G. Gordon         0            A           0        0          0            0              B
---------------------------------------------------------------------------------------------------------
Richard M. Leach        0            0           0        0          0            0              0
---------------------------------------------------------------------------------------------------------
Timothy J. Penny        0            0           0        0          0            0              B
---------------------------------------------------------------------------------------------------------
Donald C. Willeke       A            B           A        0          0            A              B
---------------------------------------------------------------------------------------------------------
                                           INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
Robert C. Brown         0            0           0        0          0            0              C
---------------------------------------------------------------------------------------------------------
J. Tucker Morse         D            0           0        0          0            0              D
---------------------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, the "Advisers"), a description of the quality and nature of the services provided by the Advisers.

     Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

     The Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a "Peer Group" of the Funds, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and
(iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

     The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures including the Advisers' internal compliance policies relating to their respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was a sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed each sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

     Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

     Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") provides investment advisory services for each of the Funds. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                      Annual Rate
Stand-Alone Funds                           (as a percentage of net assets)
-----------------------------------------   -------------------------------
Equity Index                                             0.25%
Growth                                                   0.75%
International Equity                                     1.00%
Montgomery Emerging Markets Focus                        1.10%
Montgomery Institutional Emerging Markets                1.10%
Montgomery Mid Cap Growth                                0.75%
Montgomery Small Cap                                     0.90%
SIFE Specialized Financial Services                      0.95%
Small Cap Growth                                         0.90%
Small Cap Opportunities                                  0.90%
Specialized Health Sciences                              0.95%
Specialized Technology                                   1.05%

     As described in the second category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Funds each have a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder

Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single Master Portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

                             Active       Dormant Asset     Pass-through
Gateway Feeder Fund      Advisory Fees   Allocation Fees*   Advisory Fees**
----------------------   -------------   ----------------   ---------------
Equity Income                0.00%             0.25%             0.75%
Index                        0.00%             0.25%             0.15%
Large Cap Appreciation       0.00%             0.25%             0.70%
Large Company Growth         0.00%             0.25%             0.75%
Small Company Growth         0.00%             0.25%             0.90%
Small Company Value          0.00%             0.25%             0.90%

----------
* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
** Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

     As described in the third category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. The gateway blended Funds also have the dormant advisory arrangements described above with respect to the gateway feeder Funds.

                                 Advisory Fees                 Master Level
Gateway Blended Funds   (Maximum Asset Allocation Fees)   Dormant Advisory Fees*
---------------------   -------------------------------   ----------------------
Diversified Equity                   0.25%                         0.72%
Diversified Small Cap                0.25%                         0.87%
Growth Equity                        0.25%                         0.97%

----------
* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate.

     As discussed in the "Historical Fund Information" section, the Funds, except for the Large Cap Appreciation, Small Company Value, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach and Norwest Funds, the reorganization of the SIFE Trust Fund or the reorganization of the Montgomery Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Funds Management, Wells Fargo Bank, NIM, SIFE or MAM by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes.

                             FORMER STAGECOACH FUNDS

     For the periods indicated below, the following Funds and their predecessor portfolios paid to Funds Management/Wells Fargo Bank the following advisory fees and Funds Management/Wells Fargo Bank waived the indicated amounts:

                               Year-Ended                Year-Ended                 Year-Ended
                                9/30/02                    9/30/01                   9/30/00
                       ------------------------   ------------------------   ------------------------
Fund                   Fees Paid    Fees Waived   Fees Paid    Fees Waived   Fees Paid    Fees Waived
--------------------   ----------   -----------   ----------   -----------   ----------   -----------
Equity Index           $        0    $1,015,891   $  295,913    $1,132,694   $  693,280    $1,130,732
Growth                 $1,139,349    $1,214,040   $2,008,160    $1,182,900   $2,116,710    $1,255,710
International Equity   $2,431,712    $  360,711   $2,032,189    $  172,415   $1,131,268    $  593,029
Small Cap Growth       $1,452,697    $1,010,851   $2,593,243    $  604,473   $1,594,682    $1,855,697

                              FORMER NORWEST FUNDS

     For the periods indicated below, the following Funds and their predecessors paid Funds Management/Wells Fargo Bank or NIM, the following advisory fees and Funds Management/Wells Fargo Bank or NIM waived the indicated amounts:

                                 Year-Ended                Year-Ended
                                   9/30/02                  9/30/01
                          -----------------------   -----------------------
                             Fees         Fees         Fees         Fees
Fund                         Paid        Waived        Paid        Waived
-----------------------   ----------   ----------   ----------   ----------
Diversified Equity        $1,244,456   $2,704,181   $2,464,740   $2,403,740
Diversified Small Cap     $  147,907   $  348,352   $  220,086   $  130,203
Equity Income             $        0   $        0   $        0   $        0
Growth Equity             $  186,671   $1,112,660   $  890,932   $  617,310
Index                     $        0   $        0   $        0   $        0
Large Company Growth      $        0   $        0   $        0   $        0
Small Cap Opportunities   $3,015,140   $   77,170   $2,336,810   $  281,280
Small Company Growth      $        0   $        0   $        0   $        0

                                 Year-Ended
                                  9/30/00
                          -----------------------
                             Fees         Fees
Fund                         Paid        Waived
-----------------------   ----------   ----------
Diversified Equity        $2,805,740   $2,403,037
Diversified Small Cap     $   82,950   $  143,843
Equity Income             $        0   $        0
Growth Equity             $1,233,732   $  746,723
Index                     $        0   $        0
Large Company Growth      $        0   $        0
Small Cap Opportunities   $2,031,584   $   68,995
Small Company Growth      $        0   $        0

                             FORMER SIFE TRUST FUND

     For the periods indicated below, the SIFE Specialized Financial Services Fund and its predecessor portfolio, paid to Funds Management or SIFE (the predecessor portfolio's investment adviser), the following advisory fees and Funds Management or SIFE waived the indicated amounts:

                                   Nine-Month
                                  Period Ended            Year Ended
                                    9/30/02                12/31/01
                             ---------------------   -------------------
                                Fees        Fees        Fees       Fees
           Fund                 Paid       Waived       Paid      Waived
--------------------------   ----------   --------   ----------   ------
SIFE Specialized Financial
   Services                  $3,976,130   $666,240   $9,319,732     $0

                                  Year Ended            Year Ended
                                   12/31/00              12/31/99
                             -------------------   --------------------
                                Fees       Fees        Fees       Fees
           Fund                 Paid      Waived       Paid      Waived
--------------------------   ----------   ------   -----------   ------
SIFE Specialized Financial
   Services                  $9,395,394     $0     $13,497,674     $0

    LARGE CAP APPRECIATION FUND, SMALL COMPANY VALUE FUND, SPECIALIZED HEALTH
                  SCIENCES FUND AND SPECIALIZED TECHNOLOGY FUND

     For the periods indicated below, the Large Cap Appreciation Fund, Small Company Value, Specialized Health Sciences Fund and Specialized Technology Fund paid to Funds Management/Wells Fargo Bank the following advisory fees and Funds Management/Wells Fargo Bank waived the indicated amounts:

                                 Year-Ended               Year-Ended
                                   9/30/02                  9/30/01
                         -----------------------   -----------------------
Fund                     Fees Paid   Fees Waived   Fees Paid   Fees Waived
----------------------   ---------   -----------   ---------   -----------
Large Cap
   Appreciation          $      0     $      0     $      0**   $      0**
Small Company Value      $      0*    $      0*         N/A          N/A
Specialized Health       $198,207     $144,463     $      0     $110,378
   Sciences
Specialized Technology   $143,288     $571,169     $862,982     $227,685

                                     Year-Ended
                                       9/30/00
                              -----------------------
Fund                          Fees Paid   Fees Waived
---------------------------   ---------   -----------
Large Cap Appreciation            N/A         N/A
Small Company Value               N/A         N/A
Specialized Health Sciences       N/A         N/A
Specialized Technology        $29,658***   $9,761***

----------
* The amounts indicate fees paid from January 31, 2002, the Fund's commencement date, through September 30, 2002.

** The amounts indicate fees paid from August 31, 2001, the Fund's commencement date, through September 30, 2001.

*** The amounts indicate fees paid from September 18, 2000, the Fund's commencement date, through September 30, 2000.

                             FORMER MONTGOMERY FUNDS

     For the periods indicated below, the Funds or the predecessor portfolios to the Funds listed below paid to MAM the following investment advisory fees:

                                    Year-Ended   Year-Ended   Year-Ended
Fund                                  6/30/02      6/30/01      6/30/00
---------------------------------   ----------   ----------   ----------

                                     Fees Paid    Fees Paid   Fees Paid
                                    ----------   ----------   ----------
Montgomery Emerging Markets Focus   $        0   $        0   $   33,286
Montgomery Institutional
   Emerging Markets                 $  496,563   $2,913,481   $2,646,222
Montgomery Mid Cap Growth            1,310,953    2,100,242    3,596,622
Montgomery Small Cap                $  567,806   $1,020,840   $1,394,554

     For the period from January 17, 2003 through June 6, 2003, Wells Capital Management Incorporated ("Wells Capital Management") served as the investment adviser to the predecessor portfolios of the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund pursuant to an interim investment management agreement. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

--------------------------------------------------------------------------
Fund                                Average Daily Net Assets   Annual Rate
--------------------------------------------------------------------------
Montgomery Emerging Markets Focus   $0 - 250 million              1.10%
                                    $250 - 500 million            1.00%
                                    >$500 million                 0.90%
--------------------------------------------------------------------------
Montgomery Institutional Emerging   $0 - 50 million               1.25%
   Markets                          $50 - 100 million             1.00%
                                    >$100 million                 0.90%
--------------------------------------------------------------------------
Montgomery Mid Cap Growth Fund      $0-200                        1.40%
                                    >$200                         1.25%
--------------------------------------------------------------------------
Montgomery Small Cap                $0 - 250 million              1.00%
                                    >$250 million                 0.80%
--------------------------------------------------------------------------

     General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisers. Funds Management has engaged Cadence Capital Management ("Cadence"), Dresdner RCM Global Investors LLC ("Dresdner"), Peregrine Capital Management, Inc. ("Peregrine"), Schroder Investment Management North America Inc. ("Schroder"), Smith Asset Management Group ("Smith"), and Wells Capital Management to serve as investment sub-advisers to the stand-alone Funds of the Trust and the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's (the

"Trusts") Boards and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts' Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

------------------------------------------------------------
Master Portfolio         Sub-Adviser     Fees
------------------------------------------------------------
Disciplined Growth       Smith             0-175M       0.35%
                                         175-225M       0.00%
                                         225-500M       0.25%
                                            *500M       0.20%
------------------------------------------------------------
Equity Income            Wells Capital     0-200M       0.25%
                         Management      200-400M       0.20%
                                            *400M       0.15%
------------------------------------------------------------
Index                    Wells Capital     0-200M       0.02%
                         Management         *200M       0.01%
------------------------------------------------------------
International Equity     Wells Capital     0-200M       0.35%
                         Management         *200M       0.25%
------------------------------------------------------------
Large Cap Appreciation   Cadence           0-250M       0.30%
                                         250-500M       0.20%
                                         500-1 Billion  0.15%
                                            *1 Billion  0.10%
------------------------------------------------------------
Large Company Growth     Peregrine          0-25M       0.75%
                                           25-50M       0.60%
                                          50-275M       0.50%
                                            *275M       0.30%
------------------------------------------------------------
Small Cap Basic Value    Wells Capital     0-200M       0.25%
                         Management         *200M       0.20%
------------------------------------------------------------
Small Cap Index          Wells Capital     0-200M       0.02%
                         Management         *200M       0.01%
------------------------------------------------------------
Small Company Growth     Peregrine          0-50M       0.90%
                                          50-180M       0.75%
                                         180-340M       0.65%
                                         340-685M       0.50%
                                         685-735M       0.52%
------------------------------------------------------------
* More Than.

------------------------------------------------------------
Master Portfolio         Sub-Adviser     Fees
------------------------------------------------------------
                                            *735M       0.55%
------------------------------------------------------------
Small Company Value      Peregrine         0-175M       0.50%
                                            *175M       0.75%
------------------------------------------------------------

     Funds Management has engaged Dresdner, Schroder and Wells Capital Management as investment sub-advisers for the stand-alone Funds of the Trust listed below. For providing sub-advisory services, Dresdner, Schroder and Wells Capital Management are entitled to receive fees as described below.

------------------------------------------------------------
Fund                          Sub-Adviser     Fee
------------------------------------------------------------
Equity Index                  Wells Capital     0-200M  0.02%
                              Management         *200M  0.01%
------------------------------------------------------------
Growth                        Wells Capital     0-200M  0.25%
                              Management      200-400M  0.20%
                                                 *400M  0.15%
------------------------------------------------------------
International Equity          Wells Capital     0-200M  0.35%
                              Management         *200M  0.25%
------------------------------------------------------------
Montgomery Emerging Markets   Wells Capital     0-200M  0.35%
   Focus                      Management         *200M  0.25%
------------------------------------------------------------
Montgomery Institutional      Wells Capital     0-200M  0.35%
   Emerging Markets           Management         *200M  0.25%
------------------------------------------------------------
Montgomery Mid Cap Growth     Wells Capital     0-200M  0.25%
                              Management         *200M  0.20%
------------------------------------------------------------
Montgomery Small Cap          Wells Capital     0-200M  0.25%
                              Management         *200M  0.20%
------------------------------------------------------------
SIFE Specialized Financial    Wells Capital     0-200M  0.25%
   Services                   Management        0-400M  0.20%
                                                 *400M  0.15%
------------------------------------------------------------
Small Cap Growth              Wells Capital     0-200M  0.25%
                              Management         *200M  0.20%
------------------------------------------------------------
Small Cap Opportunities       Schroder          0-275M  0.50%
                                                 *275M  0.45%
------------------------------------------------------------
Specialized Health Sciences   Dresdner           0-50M  1.00%
                                               50-100M  0.70%
                                                 *100M  0.55%
------------------------------------------------------------
* More Than.

------------------------------------------------------------
Fund                          Sub-Adviser     Fee
------------------------------------------------------------
Specialized Technology        Dresdner           0-50M  1.00%
                                               50-100M  0.70%
                                                *100 M  0.55%
------------------------------------------------------------
* More than.

     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the year ended September 30, 2002:

                                                             Fees Waived/
              Fund                Sub-Adviser    Fees Paid   Reimbursed
-------------------------------   -----------   ----------   ------------
(a) Large Cap Appreciation           Cadence    $        0        $0
(b) Small Cap Opportunities         Schroder    $2,105,560        $0
(c) Specialized Health Sciences     Dresdner    $  342,670        $0
(d) Specialized Technology          Dresdner    $  680,435        $0

     Administrator. The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee of 0.33% of the average daily net assets of a Fund's Class A, Class B or Class C shares; 0.25% of the average daily net assets of a Fund's Institutional Class shares; and 0.15% of the average daily net assets of a Fund's Select Class shares.

     As discussed in the "Historical Fund Information" section, the Funds, except for the Large Cap Appreciation, Small Company Value, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of either the Stagecoach and Norwest funds, the reorganization of the SIFE Trust Fund or the reorganization of the Montgomery funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the administrator(s) by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes.

                             FORMER STAGECOACH FUNDS

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as administrator from March 25, 1999 through the date of the Reorganization. Wells Fargo Bank was entitled to receive a monthly fee of 0.03% of the average daily net assets of each Fund.

     For the periods indicated below, the following Funds and their predecessor portfolios paid the following dollar amounts to Funds Management/Wells Fargo for administration fees:

                           Year Ended      Year Ended    Year Ended
                            9/30/02         9/30/01       9/30/00
                       ----------------   -----------   -----------

                                             Funds
                                          Management/
Fund                   Funds Management   Wells Fargo   Wells Fargo
--------------------   ----------------   -----------   -----------
Equity Index               $ 97,868         $857,166     $1,094,408
Growth                     $470,678         $638,212     $  698,197
International Equity       $418,863         $330,691     $  258,644
Small Cap Growth           $410,591         $532,953     $  578,373

                              FORMER NORWEST FUNDS

     For the periods indicated below, the following Funds and their predecessor portfolios paid the following dollar amounts to Funds Management/Wells Fargo for administration fees:

                              Year Ended      Year Ended   Year Ended
                                9/30/02         9/30/01     9/30/00
                          -----------------   ----------   ----------

                          Funds Management/      Wells        Wells
Fund                         Wells Fargo         Fargo        Fargo
-----------------------   -----------------   ----------   ----------

Diversified Equity            $2,369,182      $2,920,667   $3,134,337
Diversified Small Cap         $  297,755      $  210,174   $  128,913
Equity Income                 $  677,568      $1,243,522   $1,541,674
Growth Equity                 $  783,412      $  958,099   $1,116,704
Index                         $   43,195      $  909,459   $  816,006
Large Company Growth          $        0      $  664,544   $  905,609
Small Cap Opportunities       $  515,385      $  436,348   $  341,299
Small Company Growth          $  536,754      $  779,682   $  781,770

                             FORMER SIFE TRUST FUND

     For the period indicated below, the SIFE Specialized Financial Services Fund paid to Funds Management the administrative fees listed below. The predecessor portfolio did not pay any administrative fees to its administrator
(SIFE) for the fiscal years ended 12/31/01, 12/31/00 and 12/31/99.

                        Nine-Month Period
                          Ended 9/30/02
                        -----------------

         Fund               Fees Paid
---------------------   -----------------

SIFE Specialized
   Financial Services        $733,005

             LARGE CAP APPRECIATION FUND, SMALL COMPANY VALUE FUND,
           SPECIALIZED HEALTH SCIENCES FUND AND SPECIALIZED TECHNOLOGY
                                      FUND

     For the periods indicated below, the Large Cap Appreciation Fund, Small Company Value Fund, Specialized Health Sciences Fund and the Specialized Technology Fund paid the following dollar amounts to Funds Management/Wells Fargo Bank for administration fees:

                              Year Ended   Year Ended   Year Ended
Fund                            9/30/02      9/30/01      9/30/00
---------------------------   ----------   ----------   ----------
Large Cap Appreciation         $      0     $      4         N/A
Small Company Value            $      0          N/A         N/A
Specialized Health Sciences    $ 54,106     $  4,352         N/A
Specialized Technology         $102,065     $155,810      $5,632*

----------
* The amount indicates fees paid from September 18, 2000, the Fund's commencement date, through September 30, 2000.

                             FORMER MONTGOMERY FUNDS

     Prior to June 9, 2003, MAM served as administrator to the predecessor portfolios of the Funds listed below. For the periods indicated below, the Funds paid the following dollar amounts to MAM for administration fees:

                              Year Ended   Year Ended   Year Ended
Fund                            6/30/02      6/30/01      6/30/00
---------------------------   ----------   ----------   ----------
Montgomery Emerging Markets
   Focus                        $ 7,366     $  4,706     $  2,120
Montgomery Institutional
   Emerging Markets             $32,853     $ 53,879     $ 54,009

Montgomery Mid Cap Growth       $87,341     $134,767     $184,611
Montgomery Small Cap            $44,244     $ 71,705     $ 97,619

     Distributor. Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

     For the fiscal year ended September 30, 2002, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

                                DISTRIBUTION FEES

                                                                                     Comp.
                                              Printing, Mailing   Compensation to     to          Other
      Fund            Total     Advertising      & Prospectus       Underwriters    Br/Dlrs     (Explain)
----------------   ----------   -----------   -----------------   ---------------   --------   ----------
Diversified
   Equity
   Class B         $  863,058        $0               $0              $      0      $      0   $  863,058
   Class C         $   64,733        $0               $0              $ 37,301      $ 27,432   $        0

Equity Income
   Class B         $  987,544        $0               $0              $      0      $      0   $  987,544
   Class C         $   69,002        $0               $0              $ 45,696      $ 23,306   $        0

Equity Index
   Class B         $  532,003        $0               $0              $      0      $      0   $  532,003

Growth
   Class B         $  234,221        $0               $0              $      0      $      0   $  234,221

Growth Equity
   Class B         $  135,814        $0               $0              $      0      $      0   $  135,814
   Class C         $   17,048        $0               $0              $ 15,974      $  1,074   $        0

International
   Equity
   Class B         $  300,810        $0               $0              $      0      $      0   $  300,810
   Class C         $   22,330        $0               $0              $ 11,343      $ 10,987   $        0

Large Cap
Appreciation
   Class B         $    7,771        $0               $0              $      0      $      0   $    7,771
   Class C         $    1,146        $0               $0              $  1,146      $      0   $        0

Large Company
   Growth
   Class B         $2,386,679        $0               $0              $      0      $      0   $2,386,679
   Class C         $  249,867        $0               $0              $145,490      $104,377   $        0

SIFE Specialized
   Financial
   Services
   Class B         $  140,051        $0               $0              $      0      $      0   $  140,051
   Class C         $   12,060        $0               $0              $ 12,060      $      0   $        0

Small Cap Growth
   Class B         $  349,995        $0               $0              $      0      $      0   $  349,995
   Class C         $   89,012        $0               $0              $ 32,220      $ 56,792   $        0

                                                                                     Comp.
                                              Printing, Mailing   Compensation to     to          Other
     Fund             Total     Advertising      & Prospectus       Underwriters    Br/Dlrs     (Explain)
----------------   ----------   -----------   -----------------   ---------------   --------   ----------
Small Company
   Value
   Class B         $   16,116        $0               $0              $      0      $      0   $   16,116
   Class C         $       18        $0               $0              $     18      $      0   $        0

Specialized
   Health
   Sciences
   Class B         $  141,481        $0               $0              $      0      $      0   $  141,481
   Class C         $   19,134        $0               $0              $ 14,733      $  4,401   $        0

Specialized
   Technology
   Class B         $  272,456        $0               $0              $      0      $      0   $  272,456
   Class C         $   57,712        $0               $0              $ 16,511      $ 41,201   $        0

     Prior to June 9, 2003, Funds Distributor, Inc. ("Funds Distributor") served as the distributor to the predecessor portfolios of the Funds listed below. For the fiscal year ended June 30, 2002, the Funds paid the following distribution-related expenses:

--------------------------------------------------------------------------
                  Fund                      Compensation to Broker-Dealers
--------------------------------------------------------------------------
Montgomery Emerging Markets Focus                      $    44
--------------------------------------------------------------------------
Montgomery Institutional Emerging Markets              $     0
--------------------------------------------------------------------------
Montgomery Mid Cap Growth                              $     0
--------------------------------------------------------------------------
Montgomery Small Cap                                   $12,065
--------------------------------------------------------------------------

     The Montgomery Emerging Markets Focus, the Montgomery Institutional Emerging Markets, the Montgomery Mid Cap Growth and the Montgomery Small Cap Funds used their 12b-1 Plan expenses to compensate broker-dealers who sold the Funds. None of the Funds' 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

     General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

     Shareholder Servicing Agent. The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund as indicated below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund                                        Fee
-----------------------------------------   ----
Diversified Equity
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                       N/A

Diversified Small Cap
   Institutional Class                      0.10%

Equity Income
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                       N/A

Equity Index
   Class A                                  0.25%
   Class B                                  0.25%

Growth
   Class A                                  0.25%
   Class B                                  0.25%
   Institutional Class                       N/A

Growth Equity
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                       N/A

Index
   Institutional Class                       N/A

Fund                                        Fee
-----------------------------------------   ----
International Equity
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                       N/A

Large Cap Appreciation
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                       N/A

Large Company Growth
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                       N/A

Montgomery Emerging Markets Focus
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                       N/A

Montgomery Institutional Emerging Markets
   Select Class                              N/A

Montgomery Mid Cap Growth
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

Montgomery Small Cap
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                      0.10%

SIFE Specialized Financial Services
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

Fund                                        Fee
-----------------------------------------   ----
Small Cap Growth
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%
   Institutional Class                      0.10%

Small Cap Opportunities
   Institutional Class                      0.10%

Small Company Growth
   Institutional Class                      0.10%

Small Company Value
   Class A                                  0.25
   Class B                                  0.25
   Class C                                  0.25
   Institutional Class                      0.10

Specialized Health Sciences
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

Specialized Technology
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

     General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

     Custodian. Wells Fargo Bank MN, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the gateway funds, International Equity Fund, Montgomery Emerging Markets Focus Fund, Montgomery Institutional Emerging Markets Fund, Specialized Health Sciences Fund and Specialized Technology Fund. The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank MN receives custodial fees from the Master Trust portfolios. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the International Equity Fund, 0.25% of the average daily net assets of the Montgomery Emerging Markets Focus Fund and Montgomery Institutional Emerging Markets Fund; and 0.07% of the average daily net assets of the Specialized Health Sciences Fund and Specialized Technology Fund.

     Fund Accountant. Effective the first quarter of 2003, PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee, as listed in the chart below:

---------------------------------------------------------------
Average Fund Complex Daily Net Assets   Annual Asset Based Fees
---------------------------------------------------------------
            $0-85 billion                       0.0057%
---------------------------------------------------------------
            >$85 billion                        0.0025%
---------------------------------------------------------------

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

     Prior to PFPC, Forum Accounting Services, LLC ("Forum Accounting") served as fund accountant for the Funds, except the Montgomery Emerging Markets Focus, Montgomery Institutional Emerging Markets, Montgomery Mid Cap Growth and Montgomery Small Cap Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

     Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

     Period Ended            Period Ended            Period Ended
       9/30/02                  9/30/01                9/30/00
---------------------   ---------------------   ---------------------
   Paid      Retained       Paid     Retained      Paid      Retained
----------   --------   ----------   --------   ----------   --------
$5,144,052   $292,472   $7,580,365   $719,187   $5,764,715   $847,879

     Forum served as principal underwriter of the predecessor Norwest portfolios. For the period indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amount retained by Forum are as follows:

                                Period Ended
                                   9/30/00
                          -----------------------
                             Paid       Retained
                          ----------   ----------
                          $6,214,051   $2,289,826

     Funds Distributor served as the principal underwriter for the predecessor portfolios of the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund. These Funds did not pay any underwriting commissions during their past three fiscal years.

     Code of Ethics. The Fund Complex, the Adviser and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means
(i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund ratings services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV. Average annual total return information for the Funds, except the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund, for the fiscal year ended September 30, 2002 is incorporated by reference to the Funds' Annual Report. Average annual total return information for the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund for the fiscal year ended June 30, 2002 is incorporated by reference to the Annual Report for these Funds.

     Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV//D//") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/=ATV//D//.

     Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by a SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV//DR//"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//DR//.

     All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2002 is presented in the Prospectuses.

     From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of a Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to the Trust account information through Automated Teller Machines
(ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's Adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of March 31, 2003, Funds Management and its affiliates managed over $183 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

          The dealer reallowance for Class A shares is as follows:

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                         FRONT-END SALES   FRONT-END SALES       DEALER
                           CHARGE AS %       CHARGE AS %      REALLOWANCE
          AMOUNT            OF PUBLIC       OF NET AMOUNT    AS % OF PUBLIC
       OF PURCHASE       OFFERING PRICE        INVESTED      OFFERING PRICE
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Less than $50,000             5.75%             6.10%             5.00%
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$50,000 to $99,999            4.75%             4.99%             4.00%
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$100,000 to $249,999          3.75%             3.90%             3.00%
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$250,000 to $499,999          2.75%             2.83%             2.25%
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$500,000 to $999,999          2.00%             2.04%             1.75%
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$1,000,000 and over/1/        0.00%             0.00%             1.00%
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/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs for Class A shares are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No contingent deferred sales charge ("CDSC") CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Funds' Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

     The portfolio turnover rates for the SIFE Specialized Financial Services Fund and the Specialized Technology Fund varied significantly over the past two fiscal years. The variation in the rate for the SIFE Specialized Financial Services Fund was primarily due to its reorganization with the SIFE Trust Fund. The variation in the rate for the Specialized Technology Fund was primarily due to the Sub-Adviser's use of defensive strategies to try to minimize downside risk. Such strategies included raising and reinvesting cash based on economic news and rotating assets among multiple sub-sectors. These Funds do not expect to maintain a high portfolio turnover rate under normal circumstances.

     Brokerage Commissions. For the periods listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                               Total Commissions
                                      ------------------------------------
                                      Year-Ended   Year Ended   Year Ended
                Fund                    9/30/02      9/30/01      9/30/00
-----------------------------------   ----------   ----------   ----------
Equity Index                          $   23,031   $   41,554   $   50,274
Growth                                $  781,827   $  571,618   $  496,602
International Equity                  $  251,855   $  281,975   $  239,101
Large Cap Appreciation                $  267,582          N/A          N/A
Large Company Growth                  $1,776,440          N/A          N/A
Small Cap Growth                      $5,028,008   $1,245,634   $  792,947
Small Cap Opportunities               $1,253,748   $  950,000   $1,167,151
SIFE Specialized Financial Services   $3,273,054          N/A          N/A
Specialized Health Sciences           $  160,108   $   37,000          N/A
Specialized Technology                $  766,088   $  463,000   $   18,602

     For the past three fiscal years ended June 30, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

------------------------------------------------------------------------------------------
Fund                          Year Ended 6/30/02   Year Ended 6/30/01   Year Ended 6/30/00
------------------------------------------------------------------------------------------
Montgomery Emerging Markets        $ 82,448            $   77,614           $   83,104
   Focus
------------------------------------------------------------------------------------------
Montgomery Institutional           $661,134            $1,013,701           $1,223,380
   Emerging Markets
------------------------------------------------------------------------------------------
Montgomery Mid Cap Growth          $197,593            $  266,471           $1,422,070
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Montgomery Small Cap               $125,914            $  142,193           $1,030,319
------------------------------------------------------------------------------------------

     For the fiscal year ended September 30, 2002, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions. No commissions were paid to affiliated brokers:

Sub-Adviser                 Commissions Paid   Transactions Value
-------------------------   ----------------   ------------------
Cadence                        $   15,352        $   14,205,033
Dresdner                       $  238,393        $  137,136,787
Peregrine                      $  477,502        $  211,459,371
Wells Capital Management*      $1,592,659        $1,050,476,120

----------
     * Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust.

     None of the other Sub-Advisers participate in such directed brokerage practices.

     For the fiscal year ended June 30, 2002, the predecessor portfolios of the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund did not direct brokerage transactions to a broker for research services provided to the Funds.

     Securities of Regular Broker-Dealers. As of September 30, 2002, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

         Fund                     Broker Dealer              Amount
---------------------   -------------------------------   -----------
Equity Index            Banc of America Securities, LLC   $ 3,943,000
International Equity    UBS Securities, LLC               $ 3,646,000
SIFE Specialized
   Financial Services   Banc of America Securities, LLC   $17,583,000

     For the fiscal year ended June 30, 2002, the predecessor portfolios of the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund did not hold securities of any of their regular broker-dealers.

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of

Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities (other than those described in clause (A) limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

     A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of the method may be subject to IRS scrutiny.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

     Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master or master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and

Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption or exchange of his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

     If a shareholder redeems or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the International Equity Fund expects to qualify for the election. However, the International Equity Fund may not make the election each year. Also, even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to a Fund shareholder where (i) the shareholder holds the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund holds the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. These holding periods increase for certain dividends on preferred stock.

     An individual with $300 or less of creditable foreign taxes attributable to passive income generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

     Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

     Backup Withholding. A Fund may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

                                  CAPITAL STOCK

     The Funds are twenty-one of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Funds' fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of May 28, 2003 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                         5% OWNERSHIP AS OF MAY 28, 2003

                                           Name and                Type of    Percentage
         Fund                              Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
Diversified Equity
   Class A                    City of Hastings Nebraska             Record       11.68%
                              Retirement Plan
                              C/O Great West Recordkeeper
                              8515 E Orchard Rd #2t2
                              Englewood, CO 80111-5037

   Class B                    N/A                                   N/A

   Class C                    EMJAYCO                               Record       37.01%
                              Omnibus Account
                              P.O. Box 170910
                              Milwaukee, WI 53217-0909

                              Wells Fargo Investments LLC           Record       5.52%
                              A/C 5000-9438
                              420 Montgomery Street
                              San Francisco, CA 94104-1298

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       89.36%
                              Diversified Equity I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                                           Name and                Type of    Percentage
         Fund                              Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
Diversified Small Cap

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       78.04%
                              Diversified Small Cap Fund I
                              Acct # 210014363-2
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record       15.66%
                              Diversified Small Cap I
                              Acct # 210014362-9
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533
                              Wells Fargo Bank MN NA FBO            Record       5.19%
                              Diversified Small Cap I
                              Acct #2100014422-0
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533
Equity Income
   Class A                    PFPC Brokerage Services               Record       10.90%
                              FBO Wells Fargo
                              211 South Gulph Road
                              King of Prussia, PA 19406-3101

   Class B                    N/A                                   N/A

   Class C                    EMJAYCO                               Record       37.50%
                              Onmibus Account
                              P.O. Box 170910
                              Milwaukee, WI 53217-0909

                              PaineWebber FBO                       Record        5.73%
                              Local 68
                              Engineers Welfare Fund
                              P.O. Box 534
                              W Caldwell NJ 07007-0534

                                           Name and                Type of    Percentage
         Fund                              Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
   Institutional Class        Wells Fargo Bank MN NA FBO            Record       37.75%
                              Income Equity I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record       30.31%
                              Income Equity I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN MA FBO            Record       28.88%
                              Income Equity I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

Equity Index
   Class A                    N/A                                   N/A

   Class B                    N/A                                   N/A

Growth Fund
   Class A                    PFPC Brokerage Services               Record       12.58%
                              FBO Wells Fargo
                              211 South Gulph Road
                              King of Prussia, PA 19406-3101

   Class B                    N/A                                   N/A

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       60.52%
                              ValuGrowth Stock Fund I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record       26.43%
                              ValuGrowth Stock Fund I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Mitra Co                              Record        6.28%
                              C/O Marshall Isley Tr Co

                                           Name and                Type of    Percentage
         Fund                              Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
                              1000 N Water St
                              Milwaukee WI 53202-6648

Growth Equity Fund
   Class A                    Charles Schwab & Co Inc               Record        5.57%
                              Special Custody Account
                              Exclusively FBO the Customers
                              101 Montgomery St
                              San Francisco CA 94104-4122

   Class B                    N/A                                   N/A

   Class C                    EMJAYCO                               Record       83.85%
                              Omnibus Account
                              P.O. Box 170910
                              Milwaukee, WI 53217-0909

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       96.95%
                              Growth Equity I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

Index Fund
   Institutional Class        Wells Fargo Bank MN NA FBO            Record       78.14%
                              Index Fund I
                              Attn: Mutual Fund OPS
                              2100014379-7
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record       12.18%
                              Index Fund I
                              Attn: Mutual Fund OPS
                              2100014377-1
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record        5.55%
                              Index Fund I
                              Attn: Mutual Fund OPS
                              2100014376-8
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

International Equity
  Fund

                                           Name and                Type of    Percentage
         Fund                              Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
   Class A                    Charles Schwab & Co. Inc.             Record       18.29%
                              Special Custody Account
                              Exclusively FBO the customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4122
   Class B                    N/A                                   N/A

   Class C                    EMJAYCO                               Record       38.99%
                              Omnibus Account
                              PO Box 170910
                              Milwaukee, WI 53217-0909

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       71.26%
                              Wells Fargo Int. Equity Fund CL I
                              Attn: Mutual Fund OPS
                              Acct. # 2244404764-9
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record       22.15%
                              Wells Fargo Int. Equity Fund CL I
                              Attn: Mutual Fund OPS
                              Acct # 2244404756-8
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                                           Name and                Type of    Percentage
         Fund                              Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
Large Cap Appreciation
  Fund
   Class A                    Charles Schwab & Co. Inc.             Record       12.58%
                              Special Custody Account
                              Exclusively FBO the customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              Wells Fargo Investments LLC           Record        5.59%
                              A/C 8407-6074
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

                              Wells Fargo Investments LLC           Record        5.59%
                              A/C 8407-6071
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

   Class B                    Wells Fargo Investments LLC           Record        6.85%
                              A/C 1994-8586
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

                              Wells Fargo Investments LLC           Record        5.49%
                              A/C 8100-7970
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

   Class C                    Wells Fargo Investments LLC           Record       19.91%
                              A/C 2139-6465
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

                              Wells Fargo Investments LLC           Record       13.48%
                              A/C 1011-1953
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

                              Wells Fargo Investments LLC           Record        9.10%
                              A/C 7423-4078
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

                              Wells Fargo Investments LLC           Record        8.06%
                              A/C 7103-4707
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

                              Wells Fargo Investments LLC           Record        7.06%
                              A/C 2182-7638

                                           Name and                Type of    Percentage
         Fund                              Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
                              608 Second Avenue South 8th Fl
                              Minneapolis MN 54402-1916

   Institutional Class        Wells Fargo Bank Minnesota, NA        Record       99.86%
                              Omnibus Account R/R
                              c/o Mutual Fund Processing
                              PO Box 1533
                              Minneapolis, MN 55480-1533

Large Company Growth
  Fund
   Class A                    Charles Schwab & Co. Inc.             Record       20.56%
                              Special Custody Account
                              Exclusively FBO the customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              State Street Corp FBO                 Record        8.62%
                              First Data Corporation
                              12510 E Belford Ave Ste M21B5
                              Englewood CO 80112-5939

                              MLPF&S for the Sole Benefit           Record        7.42%
                              Of Its Customers
                              ATTN Service Team
                              4800 Deer Lake Dr E Fl 3
                              Jacksonville FL  32246-6484

   Class B                    N/A                                   N/A

   Class C                    EMJAYCO                               Record       16.50%
                              Omnibus Account
                              PO Box 170910
                              Milwaukee, WI 53217-0909

                              MLPF&S for the Sole Benefit           Record       11.53%
                              Of Its Customers
                              ATTN Service Team
                              4800 Deer Lake Dr E Fl 3
                              Jacksonville FL  32246-6484

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       58.24%
                              Large Company Growth I
                              Attn: Mutual Fund OPS
                              Acct #2100014391-7
                              P.O. Box 1533

                                           Name and                Type of    Percentage
            Fund                            Address               Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
                              Minneapolis, MN  55480-1533

                              Wells Fargo Bank MN NA FBO            Record       16.77%
                              Large Company Growth I
                              Attn:  Mutual Fund OPS
                              Acct #2100014389-4
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record        5.93%
                              Large Company Growth I
                              Attn:  Mutual Fund OPS
                              Acct #2100014388-1
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

Montgomery  Emerging
Markets Focus Fund
   Class A                    Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

   Class B                    Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

   Class C                    Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

   Institutional Class        Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

Montgomery Institutional
Emerging Markets Fund
   Select Class               Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

Montgomery Mid Cap
Growth Fund

                                           Name and                Type of    Percentage
            Fund                           Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
   Class A                    Stephens Group                        Record        5.17%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

                              Wells Fargo Investments LLC           Record        6.69%
                              A/C 8624-5526
                              608 Second Avenue South 8th Fl
                              Minneapolis  MN 54402-1916

   Class B                    N/A                                   N/A

   Class C                    Wells Fargo Investments, LLC          Record        8.22%
                              A/C 2043-0091
                              608 Second Avenue South 8th Floor
                              Minneapolis, MN 55402-1916

Montgomery Small Cap
Fund
   Class A                    Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

   Class B                    Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

   Class C                    Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

   Institutional Class        Stephens Group                        Record      100.00%
                              Attn Jolene Johnson
                              111 Center Street
                              Little Rock, AR 72201-4402

SIFE Specialized
Financial Services Fund

   Class A                    N/A                                   N/A

   Class B                    N/A                                   N/A

   Class C                    Paul Agler Thompson &                 Record        5.24%
                              Robert Nels Thompson TTEES

                                           Name and                Type of    Percentage
            Fund                           Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
                              The Flackus Irrevocable Trust
                              1999 U/A DTD 2-2-99
                              3755 Clayton Rd
                              Concord CA 94521-2512

Small Cap Growth Fund
   Class A                    Wells Fargo Bank MN NA FBO            Record       15.11%
                              WF Wealthbuilder 13357300
                              ATTN: Mutual Find Ops
                              PO Box 1533
                              Minneapolis MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record       11.07%
                              WF Wealthbuilder 13357100
                              ATTN: Mutual Find Ops
                              PO Box 1533
                              Minneapolis MN 55480-1533

                              PFPC Brokerage Services               Record        8.97%
                              FBO Wells Fargo
                              211 South Gulph Road
                              King of Prussia, PA 19406-3101

                              Charles Schwab & Co. Inc.             Record        7.82%
                              Special Custody Account
                              Exclusively FBO the customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              Wells Fargo Bank MN NA FBO            Record        6.09%
                              WF Wealthbuilder 13357200
                              ATTN: Mutual Find Ops
                              PO Box 1533
                              Minneapolis MN 55480-1533

   Class B                    N/A                                   N/A

   Class C                    EMJAYCO                               Record       35.15%
                              Omnibus Account
                              PO Box 170910
                              Milwaukee, WI 53217-0909

                              MLPF&S for the Sole Benefit           Record       17.19%%
                              Of Its Customers
                              ATTN Mutual Fund Administration
                              4800 Deer Lake Dr E Fl 3
                              Jacksonville FL 32246-6484

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       79.05%
                              Small Company Stock Fund I

                                           Name and                Type of    Percentage
            Fund                           Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank MN NA FBO            Record        6.07%
                              Small Company Stock Fund I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Federated Life Insurance Co           Record        7.71%
                              On Behalf of Separate Account
                              C/O Deb Miller
                              PO Box 328
                              Owatonna MN 55060-0328

Small Cap Opportunities
   Fund

   Institutional Class        Wells Fargo Bank Minnesota NA         Record        8.00%
                              Small Cap Opportunities Fund I
                              c/o Mutual Fund Processing
                              P.O. Box 1450 NW 8477
                              Minneapolis, MN 55485-1450

                              Wells Fargo Bank Minnesota NA         Record       83.03%
                              Small Cap Opportunities Fund I
                              c/o Mutual Fund Processing
                              P.O. Box 1450 NW 8477
                              Minneapolis, MN 55485-1450

Small Company Growth Fund

   Institutional Class        Wells Fargo Bank MN NA FBO            Record       64.34%
                              Small Company Growth I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Vanguard Fiduciary Trust Company      Record       11.82%
                              Attn: Outside Funds
                              PO Box 2600
                              Valley Forge, PA 19482-2600

                              Wells Fargo Bank MN NA FBO            Record        8.23%
                              Small Company Growth I
                              Attn: Mutual Fund OPS
                              P.O. Box 1533

                                           Name and                Type of    Percentage
            Fund                           Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
                              Minneapolis, MN 55480-1533

                              Fidelity Investments                  Record        6.63%
                              Institutional Operations Co. Inc.
                              (FIIOC) As Agent For Certain
                              Employee Benefit Plans 100
                              Magellan Way KWIC Covington, KY
                              41015-1999

                                           Name and                Type of    Percentage
            Fund                           Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
Small Company Value Fund

   Class A                    Charles Schwab & Co. Inc.             Record       16.21%
                              Special Custody Account
                              Exclusively FBO the customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              Wells Fargo Investments, LLC          Record        6.82%
                              A/C 2945-9989
                              608 Second Avenue South 8th Floor
                              Minneapolis, MN 55402-1916

                              Raymond James & Assoc Inc             Record        5.07%
                              FBO Parker Jame
                              BIN# 50509562
                              880 Carillon Pkwy
                              St Petersburg Fl 3316-1100

   Class B                    N/A                                   N/A

   Class C                    Wells Fargo Investments, LLC          Record       10.20%
                              A/C 7692-0680
                              608 Second Avenue South 8th Floor
                              Minneapolis, MN 55402-1916

                              Wells Fargo Investments, LLC          Record        6.56%
                              A/C 6980-7658
                              608 Second Avenue South 8th Floor
                              Minneapolis, MN 55402-1916

                              Wells Fargo Investments, LLC          Record        6.32%
                              A/C 6746-4347
                              608 Second Avenue South 8th Floor
                              Minneapolis, MN 55402-1916

   Institutional Class        Wells Fargo Bank Minnesota N.A.       Record       92.03%
                              Omnibus Account R/R
                              C/O Mutual Fund Processing
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Wells Fargo Bank Minnesota N.A.       Record        5.71%
                              Omnibus Account C/C
                              C/O Mutual Fund Processing
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                                           Name and                Type of    Percentage
            Fund                           Address                Ownership    of Class
---------------------------   ---------------------------------   ---------   ----------
Sciences Fund

   Class A                    Charles Schwab & Co., Inc.            Record       23.37%
                              Special Custody Account
                              Exclusively FBO The Customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              MLPF&S for the Sole Benefit           Record        5.19%
                              Of Its Customers
                              ATTN Mutual Fund Administration
                              4800 Deer Lake Dr E Fl 3
                              Jacksonville FL 32246-6484

   Class B                    N/A                                   N/A

   Class C                    MLPF&S for the Sole Benefit           Record       11.28%
                              Of Its Customers
                              ATTN Mutual Fund Administration
                              4800 Deer Lake Dr E Fl 3
                              Jacksonville FL 32246-6484

Specialized Technology Fund

   Class A                    Charles Schwab & Co., Inc.            Record        9.78%
                              Special Custody Account
                              Exclusively FBO The Customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

   Class B                    N/A                                   N/A

   Class C                    Wells Fargo Investments, LLC          Record       12.76%
                              A/C 4207-8735
                              608 Second Avenue South 8th Floor
                              Minneapolis, MN 55402-1916

                              MLPF&S for the Sole Benefit           Record        6.13%
                              Of Its Customers
                              ATTN Mutual Fund Administration
                              4800 Deer Lake Dr E Fl 3
                              Jacksonville FL 32246-6484

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the Funds for the year ended September 30, 2002, are hereby incorporated by reference to the Funds' Annual Report. The audited financial statements and the portfolio of investments for the Montgomery Emerging Markets Focus, Montgomery Institutional Emerging Markets, Montgomery Mid Cap Growth and Montgomery Small Cap Funds, for the fiscal year ended June 30, 2002, were audited by PricewaterhouseCoopers LLP, independent auditors for the predecessor portfolios, and are incorporated herein by reference to the Funds' Annual Report.

                             WELLS FARGO FUNDS TRUST
                         File Nos. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.
         ---------
      Exhibit
      Number                               Description
      -----------      ---------------------------------------------------------

      (a)           -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

      (b)           -  Not Applicable.

      (c)           -  Not Applicable.

      (d)(1)(i)     -  Investment Advisory Agreement with Wells Fargo Funds
                       Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, filed herewith.

            (ii)    -  Amended and Restated Fee and Expense Agreement between
                       Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.

         (2)(i)     -  Investment Sub-Advisory Agreement with Barclays Global
                       Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

            (ii)    -  Investment Sub-Advisory Agreement with Galliard Capital
                       Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

            (iii)   -  Investment Sub-Advisory Agreement with Peregrine Capital
                       Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

            (iv)    -  Investment Sub-Advisory Agreement with Schroder
                       Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 46, filed October 1, 2002; Schedule A, filed herewith.

            (v)     -  Investment Sub-Advisory Agreement with Smith Asset
                       Management Group, L.P, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, filed herewith.

            (vi)    -  Investment Sub-Advisory Agreement with Wells Capital
                       Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, filed herewith.

            (vii)   -  Investment Sub-Advisory Agreement with Dresdner RCM
                       Global Investors, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, filed herewith.

            (viii)  -  Not Applicable.

            (ix)    -  Investment Sub-Advisory Agreement with Cadence Capital
                       Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

      (e)           -  Amended and Restated Distribution Agreement along with
                       Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A, filed herewith.

      (f)           -  Not Applicable.

      (g)(1)        -  Not Applicable.

         (2)        -  Custody Agreement with Wells Fargo Bank Minnesota,
                       N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 56, filed January 31, 2003.

            (i)     -  Delegation Agreement (17f-5) with Wells Fargo Bank
                       Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Exhibit A, incorporated by reference to Post-Effective Amendment No. 56, filed January 31, 2003.

         (3)        -  Securities Lending Agreement by and among Wells Fargo
                       Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, incorporated by reference to Post-Effective Amendment No. 56, filed January 31, 2003.

         (4)        -  Not Applicable.

      (h)(1)        -  Administration Agreement with Wells Fargo Funds
                       Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 56, filed January 31, 2003.

         (2)        -  Fund Accounting Agreement with Forum Accounting
                       Services, LLC, incorporated by reference to Post-Effective Amendment No. 9, filed February 1, 2000; Appendix C, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 46, filed October 1, 2002.

            (i)     -  Accounting Services Agreement with PFPC Inc.,
                       incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002; Exhibit A, incorporated by reference to Post-Effective Amendment No. 56, filed January 31, 2003.

         (3)        -  Transfer Agency and Service Agreement with Boston
                       Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Schedule A, incorporated by reference to Post-Effective Amendment No. 56, filed January 31, 2003.

         (4)        -  Shareholder Servicing Plan, incorporated by reference
                       to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, filed herewith.

         (5)        -  Shareholder Servicing Agreement, incorporated by
                       reference to Post-Effective Amendment No. 8, filed December 17, 1999.

      (i)           -  Legal Opinion, filed herewith.

      (j)(A)(1)     -  Consent of Independent Auditors (KPMG), filed herewith.

      (j)(A)(2)     -  Consent of Independent Auditors (PricewaterhouseCoopers),
                       filed herewith.

      (j)(1)        -  Power of Attorney, Robert C. Brown, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (2)        -  Not Applicable.

         (3)        -  Not Applicable.

         (4)        -  Power of Attorney, Thomas S. Goho, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (5)        -  Power of Attorney, Peter G. Gordon, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (6)        -  Not Applicable.

         (7)        -  Power of Attorney, Richard M. Leach, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (8)        -  Power of Attorney, J. Tucker Morse, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (9)        -  Power of Attorney, Timothy J. Penny, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (10)       -  Power of Attorney, Donald C. Willeke, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (11)       -  Not Applicable.

         (12)       -  Power of Attorney, Karla M. Rabusch, incorporated by
                       reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (13)       -  Power of Attorney, Denise R. Lewis, incorporated by
                       reference to Post-Effective Amendment No. 57, filed June 6, 2003.

      (k)           -  Not Applicable.

      (l)           -  Not Applicable.

      (m)           -  Rule 12b-1 Plan, incorporated by reference to
                       Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, filed herewith (see Exhibit (e) above for related Distribution Agreement).

      (n)           -  Rule 18f-3 Plan, filed herewith.

      (o)           -  Not Applicable.

      (p)(1)        -  Joint Code of Ethics for Funds Trust, Master Trust and
                       Variable Trust, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

         (2)        -  Wells Fargo Funds Management, LLC Code of Ethics,
                       incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

         (3)        -  Barclays Global Investors, N.A. Code of Ethics,
                       incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

         (4)        -  Dresdner RCM Global Investors, LLC Code of Ethics,
                       incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (5)        -  Galliard Capital Management, Inc. Code of Ethics,
                       incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (6)        -  Peregrine Capital Management, Inc. Code of Ethics,
                       incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (7)        -  Schroder Investment Management North America Inc. Code
                       of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (8)        -  Smith Asset Management Group, L.P. Code of Ethics,
                       incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

         (9)        -  Wells Capital Management Incorporated Code of Ethics,
                       filed herewith.

         (10)       -  Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001.

         (11)       -  Not Applicable.

         (12)       -  Sutter Advisors LLC Code of Ethics, incorporated by
                       reference to Post-Effective Amendment No. 54, filed December 27, 2002.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         ------------------------------------------------------------

         Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ----------------

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         -----------------------------------------------------

         (a)  Effective March 1, 2001, Wells Fargo Funds Management, LLC
("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

              To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

         (b) Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the master portfolio in which the Large Cap Appreciation Fund invests. The descriptions of Cadence in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         -----------------------

         (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Separate Account Trust, Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

         (c)  Not Applicable.

Item 28. Location of Accounts and Records.
         ---------------------------------

         (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

         (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

         (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

         (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

         (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

         (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

         (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

         (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

         (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

         (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

         (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

         (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

         (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

         (n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, CA 94104.

Item 29. Management Services.
         --------------------

         Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.  Not Applicable.
         -------------

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 9th day of June, 2003.

                                        WELLS FARGO FUNDS TRUST


                                        By:    /s/ Christopher R. Bellonzi
                                           ------------------------------------
                                                 Christopher R. Bellonzi
                                                   Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

        Signature                          Title                       Date
---------------------------    --------------------------------   --------------

           *
---------------------          Trustee
   Robert C. Brown

           *
---------------------          Trustee
   Thomas S. Goho

           *
---------------------          Trustee
   Peter G. Gordon

           *
---------------------          Trustee
  Richard M. Leach

           *
---------------------          Trustee
   J. Tucker Morse

           *
---------------------          Trustee
  Timothy J. Penny

           *
---------------------          Trustee
  Donald C. Willeke

           *
---------------------          President
  Karla M. Rabusch             (Principal Executive Officer)

           *
---------------------          Treasurer
   Denise R. Lewis             (Principal Financial and
                               Accounting Officer)


                                                                   06/09/2003

*By:   /s/ Christopher R. Bellonzi
    --------------------------------
         Christopher R. Bellonzi
           As Attorney-in-Fact
              June 9, 2003

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 9th day of June, 2003.

                                       WELLS FARGO MASTER TRUST


                                       By:     /s/ Christopher R. Bellonzi
                                          -------------------------------------
                                                 Christopher R. Bellonzi
                                                   Assistant Secretary

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

Exhibit Number                        Description

EX-99.B(d)(1)(i)    Schedule A to the Investment Advisory Agreement with Wells
                    Fargo Funds Management, LLC

EX-99.B(d)(1)(ii)   Schedule A to the Amended and Restated Fee and Expense
                    Agreement between Wells Fargo Funds Trust and Wells Fargo
                    Funds Management, LLC

EX-99.B(d)(2)(iv)   Schedule A to the Investment Sub-Advisory Agreement with
                    Schroder Investment Management North America Inc.

EX-99.B(d)(2)(v)    Schedule A to the Investment Sub-Advisory Agreement with
                    Smith Asset Management Group, L.P.

EX-99.B(d)(2)(vi)   Appendix A, Schedule A, and Appendix A to Schedule A to the
                    Investment Sub-Advisory Agreement with Wells Capital
                    Management Incorporated

EX-99.B(d)(2)(vii)  Schedule A to the Investment Sub-Advisory Agreement with
                    Dresdner RCM Global Investors, LLC

EX-99.B(e)          Appendix A to the Amended and Restated Distribution
                    Agreement along with Form of Selling Agreement

EX-99.B(h)(4)       Appendix A to the Shareholder Servicing Plan

EX-99.B(i)          Legal Opinion

EX-99.B(j)(A)(1)    Consent of Independent Auditors (KPMG)

EX-99.B(j)(A)(2)    Consent of Independent Auditors (PricewaterhouseCoopers)

EX-99.B(m)          Appendix A to the Rule 12b-1 Plan

EX-99.B(n)          Rule 18f-3 Plan

EX-99.B(p)(9)       Wells Capital Management Incorporated Code of Ethics